                        THE ADVISORS' INNER CIRCLE FUND

                              Investment Adviser:
                          HGK ASSET MANAGEMENT, INC.

The Advisors' Inner Circle Fund (the "Fund") provides a convenient and economical means of investing in professionally managed portfolios of securities. This Prospectus offers shares of the following mutual fund (the "Portfolio"), which is a separate series of the Fund.

                             HGK FIXED INCOME FUND

This Prospectus sets forth concisely the information about the Fund and the Portfolio that a prospective investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated February 27, 1998 has been filed with the Securities and Exchange Commission and is available without charge by calling 1-800-932-7781. The Statement of Additional Information is incorporated into this Prospectus by reference. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund is maintained electronically with the Securities and Exchange Commission at its internet web site (http://www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FEBRUARY 27, 1998

HGK-F-001-06

                                    SUMMARY

The following provides basic information about the HGK Fixed Income Fund (the "Portfolio"). The Portfolio is one of the mutual funds comprising The Advisors' Inner Circle Fund (the "Fund"). This summary is qualified in its entirety by reference to the more detailed information provided elsewhere in this Prospectus and in the Statement of Additional Information.

WHAT IS THE INVESTMENT OBJECTIVE? The Portfolio seeks total return through current income and capital appreciation consistent with the preservation of capital.

WHAT ARE THE PERMITTED INVESTMENTS? The Portfolio intends to invest primarily in U.S. dollar denominated fixed income securities. See "Investment Objective and Policies" and "Description of Permitted Investments and Risk Factors."

WHAT ARE THE RISKS INVOLVED WITH AN INVESTMENT IN THE PORTFOLIO? An investment in the Portfolio entails certain risks and considerations of which investors should be aware. The Portfolio invests in securities that fluctuate in value, and investors should expect the Portfolio's net asset value per share to fluctuate. Values of fixed income securities and, correspondingly, of mutual funds invested in such securities, such as the Portfolio, generally tend to vary inversely with interest rates and may be affected by other market and economic factors as well. The Portfolio may invest in securities that have speculative characteristics. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. issuers. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities, including prepayment risk, which may vary depending on the type of asset. See "Investment Objective and Policies" and "Description of Permitted Investments and Risk Factors."

WHO IS THE ADVISER? HGK Asset Management, Inc. (the "Adviser") serves as the investment adviser of the Portfolio. See "Expense Summary" and "The Adviser."

WHO IS THE ADMINISTRATOR? SEI Fund Resources (the "Administrator") serves as the administrator and shareholder servicing agent of the Portfolio. See "The Administrator."

WHO IS THE TRANSFER AGENT? DST Systems, Inc. (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Fund. See "The Transfer Agent."

WHO IS THE DISTRIBUTOR? SEI Investments Distribution Co. (the "Distributor") acts as the distributor of the Portfolio's shares. See "The Distributor."

IS THERE A SALES LOAD? No, shares of the Portfolio are offered on a no-load basis.

IS THERE A MINIMUM INVESTMENT? The Portfolio has a minimum initial investment of $2,000, which the Distributor may waive at its discretion.

HOW DO I PURCHASE AND REDEEM SHARES? Purchases and redemptions may be made through the Transfer Agent on any day when the New York Stock Exchange is open for business (a "Business Day"). A purchase order will be effective as of the Business Day received by the Transfer Agent if the Transfer Agent receives an order and payment by check or with readily available funds prior to the time the Portfolio calculates its net asset value (normally, 4:00 p.m., Eastern time). To open an account by wire, you must first call 1-800-808-4921. Redemption orders placed with the Transfer Agent prior to the time the Portfolio calculates its net asset value (normally, 4:00 p.m., Eastern time) on any Business Day will be effective that day. The Fund has also authorized certain broker-dealers and other financial intermediaries to accept purchase orders and redemption requests up to the times mentioned above on behalf of the Portfolio. The purchase and redemption price for shares is the net asset value per share determined as of the end of the day the order is effective. See "Purchase and Redemption of Shares."

HOW ARE DISTRIBUTIONS PAID? The Portfolio distributes substantially all of its net investment income (exclusive of capital gains) in the form of dividends declared daily and paid monthly. Shares normally begin earning dividends within two Business Days after the purchase order is effective. Any capital gain is distributed at least annually. Distributions are paid in additional shares unless the shareholder elects to take the payment in cash. See "Dividends and Distributions."

                                EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES

                                                          HGK FIXED INCOME FUND

--------------------------------------------------------------------------------
Maximum Sales Load Imposed on Purchases.................................... None
Maximum Sales Load Imposed on Reinvested Dividends ........................ None
Deferred Sales Load........................................................ None
Redemption Fees (1) ....................................................... None
Exchange Fees ............................................................. None

-------------------------------------------------------------------------------
(1) A wire redemption charge, currently $10.00, is deducted from the amount of a Federal Reserve wire redemption payment made at the request of a shareholder.

ANNUAL OPERATING EXPENSES
(as a percentage of average net assets)

                                                          HGK FIXED INCOME FUND
-------------------------------------------------------------------------------

Advisory Fees (after waivers)(2) ........................................ 0.00%
Other Expenses (after reimbursements) (2)................................ 1.00%
-------------------------------------------------------------------------------
Total Operating Expenses (after fee waivers and reimbursements) (2) ..... 1.00%

-------------------------------------------------------------------------------
(2) The Adviser has, voluntarily agreed to waive all or a portion of its fees for, and reimburse expenses of, the Portfolio to the extent necessary in order to limit total operating expenses to an annual rate of not more than 1.00% of the Portfolio's average daily net assets. Absent such waivers and reimbursements, Advisory Fees, Other Expenses and Total Operating Expenses for the Portfolio would be .50%, 1.14% and 1.64%, respectively.

EXAMPLE

                                                          HGK FIXED INCOME FUND
-------------------------------------------------------------------------------

                                               1 year 3 years 5 years 10 years
------------------------------------------------------------------------------
An investor would pay the following expenses
on a $1,000 investment assuming (1) 5% annual
return and (2) redemption at the end of each
time period:                                    $10     $32     $55     $122

-------------------------------------------------------------------------------

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of the expense table and example is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by shareholders of the Portfolio. Additional information may be found under "The Adviser" and "The Administrator."

FINANCIAL HIGHLIGHTS                            THE ADVISORS' INNER CIRCLE FUND

The following information on the HGK Fixed Income Fund has been audited by Arthur Andersen LLP, the Fund's independent public accountants, as indicated in their report dated December 12, 1997 on the Fund's financial statements as of October 31, 1997. This table should be read in conjunction with the Fund's audited financial statements and notes thereto. The Portfolio's financial statements and additional performance information are contained in the Annual Report to Shareholders, which is available without charge by calling 1-800-932-7781.

For a Share of the Portfolio Outstanding Throughout the Period:

                                                         HGK FIXED
                                                          INCOME
                                                           FUND
------------------------------------------------------------------------------
                                               11/01/96  11/01/95  11/03/94(1)
                                                  TO        TO         TO
                                               10/31/97  10/31/96   10/31/95
------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.......... $ 10.29   $ 10.88     $ 10.00
------------------------------------------------------------------------------
Income From Investment Operations:
  Net Investment Income.......................    0.60      0.61        0.67
  Realized and Unrealized Gains (or Losses) on
   Securities.................................    0.24     (0.17)       0.88
------------------------------------------------------------------------------
    Total From Investment Operations..........    0.84      0.44        1.55
------------------------------------------------------------------------------
Less Distributions:
  Distributions From Net Investment Income....   (0.60)    (0.61)      (0.67)
  Distributions From Capital Gains............     --      (0.42)        --
  Total Distributions.........................   (0.60)    (1.03)      (0.67)
------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD................ $ 10.53   $ 10.29     $ 10.88
------------------------------------------------------------------------------
TOTAL RETURN..................................   8.47%     4.29%       16.07%*
------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End Of Period (000) .............. $13,371   $12,515     $10,420
Ratio Of Expenses To Average Net Assets ......   1.00%     1.00%       1.00%*
Ratio Of Expenses To Average Net Assets
 (Excluding Waivers and Reimbursements) ......   1.64%     1.51%       2.37%*
Ratio Of Net Investment Income To Average Net
 Assets.......................................   5.85%     5.92%       6.38%*
Ratio Of Net Investment Income to Average Net
 Assets (Excluding Waivers and
 Reimbursements...............................   5.21%     5.41%       5.01%*
Portfolio Turnover Rate....................... 256.52%   264.02%     300.48%
------------------------------------------------------------------------------

-------------------------------------------------------------------------------

 * Annualized
(1) The HGK Fixed Income Fund commenced operations on November 3, 1994.

THE FUND AND THE PORTFOLIO

The Advisors' Inner Circle Fund (the "Fund") offers shares of a number of separately-managed mutual funds, each of which is a separate series ("portfolio") of the Fund. Each share of each portfolio represents an undivided, proportionate interest in that portfolio. This Prospectus offers shares of the Fund's HGK Fixed Income Fund (the "Portfolio"), a diversified portfolio. Information regarding the other portfolios in the Fund is contained in separate prospectuses that may be obtained by calling 1-800-932-7781.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio seeks total return through current income and capital appreciation consistent with the preservation of capital. There can be no assurance that the Portfolio will be able to achieve this investment objective.

The Portfolio will normally invest at least 65% of its total assets in the following U.S. dollar denominated fixed income securities: (i) U.S. Treasury obligations, including Separately Traded Registered Interest and Principal Securities ("STRIPS"); (ii) obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities; (iii) corporate bonds and debentures issued by U.S. and foreign issuers and, at the time of purchase, rated in one of the four highest rating categories assigned by a nationally recognized statistical rating organization (an "NRSRO") such as Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("Duff") or Fitch Investors Service, Inc. ("Fitch"), or, if not rated, determined to be of comparable quality by the Adviser; (iv) securities of the government of Canada and its provincial and local governments; and (v) securities of foreign governments.

The Portfolio may also invest up to 35% of its total assets in collateralized mortgage obligations ("CMOs"), real estate mortgage investment conduits ("REMICs") and asset-backed securities meeting the rating quality criteria described above. Under normal conditions, the Portfolio may also hold up to 20% of its total assets in cash or invest in repurchase agreements or money market instruments, described below under "In General," in order to maintain liquidity, or in the event that the Adviser determines that securities meeting the Portfolio's investment objective and policies are not otherwise readily available for purchase. The Portfolio may also invest up to 5% of its net assets in stripped mortgage-backed securities, including securities that receive interest-only payments and other securities that receive principal-only payments.

The Portfolio may purchase zero coupon obligations and securities that pay interest on a variable or floating rate basis. The Portfolio may invest up to 15% of its net assets in restricted securities.

The Adviser may purchase securities with any stated remaining maturity. However, under normal circumstances, the Portfolio expects to maintain an average duration of approximately 5 years. In determining the maturity of mortgage-backed securities, the Portfolio will use the expected life of such securities, which is based upon the anticipated prepayment patterns of the underlying mortgages.

IN GENERAL

For temporary defensive purposes during periods when the Adviser determines that conditions warrant, the Portfolio may invest up to 100% of its assets in cash and money market instruments, consisting of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; certificates of deposit, time deposits, and bankers' acceptances issued by banks or savings and loans associations having net assets of at least $500 million as of the end of their most recent fiscal year; commercial paper rated at the time of purchase at least A-1 by S&P or P-1 by Moody's, or unrated commercial paper determined by the Adviser to be of comparable quality; repurchase agreements involving any of the foregoing; and, to the extent permitted by applicable law, shares of other investment companies.

The Adviser seeks to achieve the Portfolio's investment objective by outperforming the Lehman Government Corporate Bond Index while taking less risk and protecting the Portfolio's principal. The Adviser attempts to maintain a relatively duration-neutral posture versus the Lehman Government Corporate Bond Index (that is, maintaining a maximum 10% over- or under-weighting relative to the duration of such Index), while adding value through the overweighting of particular sectors or areas of the yield curve. The Adviser believes that by not including large interest rate bets or sizable duration shifts in its strategy, it can reduce the volatility of returns and limit the loss of principal.

Debt rated BBB or Baa is regarded as having an adequate capacity to pay interest and repay principal. (Whereas such debt normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.)

In the event any security held by the Portfolio is downgraded below the rating categories set forth above, the Adviser will review the security and determine whether to retain or dispose of that security.

The Portfolio's historical turnover rates are set forth under "Financial Highlights." A portfolio turnover rate in excess of 100% may result from the Adviser's investment strategy of finding market pricing inefficiencies rather than forecasting interest rates. The Adviser may sell securities held for a short time in order to take advantage of what the Adviser believes to be temporary disparities in normal yield relationships between securities. A Portfolio turnover rate in excess of 100% may result in higher transaction costs to the Portfolio and may increase the amount of taxes payable by the Portfolio's shareholders.

For a further discussion of the Portfolio's permitted investments, see "Description of Permitted Investments and Risk Factors" below and "Description of Permitted Investments" in the Statement of Additional Information.

INVESTMENT LIMITATIONS

The investment objective and the investment limitations set forth here and in the Statement of Additional Information are fundamental policies of the Portfolio. Fundamental policies cannot be changed without the consent of the holders of a majority of the Portfolio's outstanding shares.

The Portfolio may not:

1. Purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of the Portfolio would be invested in the securities of such issuer. This restriction applies to 75% of the Portfolio's total assets.

2. Purchase any securities which would cause 25% or more of the total assets of the Portfolio to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in the obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities. For purposes of this limitation, (i) utility companies will be classified according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; and (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry.

3. Make loans, except that the Portfolio may purchase or hold debt instruments in accordance with its investment objective and policies.

4. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 33 1/3% of the value of its total assets.

The foregoing percentages will apply at the time of the purchase of a security, except for the percentage limitations specified in paragraph 4 above, which will apply at all times.

THE ADVISER

HGK Asset Management, Inc. (the "Adviser") was incorporated in 1983. Jeffrey
T. Harris and Joseph E. Kutzel each own a controlling interest in the Adviser. The Adviser has provided equity, fixed income and balanced fund management of individually structured portfolios since its inception. As of December 31, 1997, total assets under management were approximately $1.8 billion. The principal business address of the Adviser is 17 State Street, 15th Floor, New York, New York 10004.

The Adviser serves as the Portfolio's investment adviser and makes the investment decisions for the assets of the Portfolio and continuously reviews, supervises and administers the Portfolio's investment program, subject to the supervision of, and policies established by, the Trustees of the Fund.

Gregory W. Lobo, Vice President, Senior Portfolio Manager of Fixed Income Securities, Anthony Santoliquido, Portfolio Manager of Fixed Income Securities and Patricia Bernabeo, Portfolio Manager of Fixed Income Securities have managed the Portfolio since its inception. Mr. Lobo has been with the Adviser since 1990, Mr. Santoliquido has been with the Adviser since 1993 and Ms. Bernabeo has been with the Adviser since 1992.

The Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .50% of the average daily net assets of the Portfolio. The Adviser has voluntarily agreed to waive all or a portion of its fees for, and reimburse expenses of, the Portfolio to the extent necessary in order to limit total operating expenses to an annual rate of not more than 1.00% of the Portfolio's average daily net assets. The Adviser may, from its own resources, compensate broker-dealers whose clients purchase shares of the Portfolio. For the fiscal year ended October 31, 1997, the Adviser received an advisory fee of .00% of the Portfolio's average daily net assets, and the Adviser reimbursed expenses equal to .14% of the Portfolio's average daily net assets.

THE ADMINISTRATOR

SEI Fund Resources (the "Administrator") serves as the Administrator of the Fund. The Administrator provides the Fund with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .20% of the Portfolio's average daily net assets. However, the Portfolio pays the Administrator a minimum annual fee of $75,000, and consequently the annual administration fee the Portfolio pays will exceed .20% of the Portfolio's average daily net assets at low asset levels.

The Administrator also serves as shareholder servicing agent for the Portfolio.

THE TRANSFER AGENT

DST Systems, Inc., 1004 Baltimore Street, Kansas City, Missouri 64105 (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Fund.

THE DISTRIBUTOR

SEI Investments Distribution Co. (the "Distributor"), Oaks, Pennsylvania 19456, a wholly-owned subsidiary of SEI Investments Company, serves as the Fund's distributor. No compensation is paid to the Distributor for distribution services for the shares of the Portfolio.

PURCHASE AND REDEMPTION OF SHARES

Investors may purchase and redeem shares of the Portfolio directly through the Transfer Agent at: The Advisors' Inner Circle Fund, P.O. Box 419009, Kansas City, Missouri 64141-6009 by mail or wire transfer. All shareholders may place orders by telephone; when market conditions are extremely busy, it is possible that investors may experience difficulties placing orders by telephone and may wish to place orders by mail. Purchases and redemptions of shares of the Portfolio may be made on any day on which the New York Stock

Exchange is open for business (a "Business Day"). Shares of the Portfolio are offered only to residents of states in which such shares are eligible for purchase. In addition, the Fund has authorized certain broker-dealers and other financial intermediaries (collectively "Authorized Broker-Dealers") to act as the Portfolio's agent for the purposes of accepting purchase orders and redemption requests. The Portfolio will be deemed to have received a purchase order or redemption request upon receipt of the order or request by an Authorized Broker-Dealer.

The minimum initial investment in the Portfolio is $2,000 and subsequent purchases must be at least $1,000. The Distributor may waive these minimums at its discretion. No minimum applies to subsequent purchases effected by dividend reinvestment.

PURCHASES BY MAIL

An account may be opened by mailing a check or other negotiable bank draft (payable to HGK Fixed Income Fund) for $2,000 or more, together with a completed Account Application to the Transfer Agent at: The Advisors' Inner Circle Fund, P.O. Box 419009, Kansas City, Missouri 64141-6009. Third-party checks, credit cards, credit card checks and cash will not be accepted. Subsequent investments may also be mailed directly to the Transfer Agent.

PURCHASES BY WIRE TRANSFER

Initial Purchases: Before making an initial investment by wire, an investor must first telephone 1-800-808-4921 to be assigned an account number. The investor's name, account number, taxpayer identification number or Social Security number, and address must be specified in the wire. In addition, an Account Application should be promptly forwarded to the Transfer Agent at: The Advisors' Inner Circle Fund, P.O. Box 419009, Kansas City, Missouri 64141-6009.

Shareholders having an account with a commercial bank that is a member of the Federal Reserve System may purchase shares of the Portfolio by requesting their bank to transmit funds by wire to: United Missouri Bank; ABA #10-10-00695; for Account Number 98-7060-014-5; Further Credit: HGK Fixed Income Fund. The shareholder's name and account number must be specified in the wire.

Subsequent Purchases: Additional investments may be made at any time through the wire procedures described above, which must include a shareholder's name and account number. The investor's bank may impose a fee for investments by wire.

GENERAL INFORMATION REGARDING PURCHASES

A purchase order will be effective as of the day received by the Transfer Agent if the Transfer Agent receives the order and payment before the Portfolio calculates its net asset value (normally, 4:00 p.m., Eastern time). Payment may be made by check or readily available funds. The purchase price of shares of the Portfolio is the net asset value per share next determined after a purchase order is effective. Purchases will be made in full and fractional shares of the Portfolio calculated to three decimal places. The Fund will not issue certificates representing shares of the Portfolio.

If a check received for the purchase of shares does not clear, the purchase will be canceled, and the investor could be liable for any losses or fees incurred. The Fund reserves the right to reject a purchase order when the Fund determines that it is not in the best interest of the Fund or its shareholders to accept such order.

SYSTEMATIC INVESTMENT PLAN

A shareholder may also arrange for periodic additional investments in the Portfolio through automatic deductions by Automated Clearing House ("ACH") transactions from a checking or savings account by completing the appropriate section of the Account Application form. This Systematic Investment Plan is subject to account minimum initial purchase amounts and a minimum pre-authorized investment amount of $25 per month. An Account Application form may be obtained by calling 1-800-932-7781.

TAX DEFERRED INVESTMENT

The Portfolio is eligible for investment by tax-deferred retirement programs such as 401(k) plans, Simplified Employee Pension Plans ("SEP accounts") and IRAs. The minimum initial investment amount for an account established under such programs is $2,000. All accounts established in the Portfolio under such programs must elect to have all dividends reinvested in the Portfolio.

REDEMPTIONS

Redemption orders received by the Transfer Agent prior to the time the Portfolio calculates its net asset value (normally, 4:00 p.m., Eastern time) on any Business Day will be effective that day. The redemption price of shares is the net asset value per share of the Portfolio next determined after a valid redemption order, in good form, is received. Payment on redemption will be made as promptly as possible and, in any event, within seven days after the redemption order is received, provided, however, that the investment being redeemed has been in the shareholder's account for a minimum of 15 days. Shareholders may not close their accounts by telephone.

Shareholders may receive redemption payments in the form of a check or by Federal Reserve or ACH wire transfer. There is no charge for having a check for redemption proceeds mailed. The custodian will deduct a wire charge, currently $10.00, from the amount of a Federal Reserve wire redemption payment made at the request of a shareholder. Shareholders cannot redeem shares of the Portfolio by Federal Reserve wire on federal holidays restricting wire transfers. The Fund does not charge for ACH wire transactions; however, such transactions will not be posted to a shareholder's bank account until the second Business Day following the transaction.

SYSTEMATIC WITHDRAWAL PLAN

The Portfolio offers a Systematic Withdrawal Plan ("SWP") for shareholders who wish to receive regular distributions from their account. Upon commencement of the SWP, the account must have a current value of $50,000 or more. Shareholders may elect to receive automatic payments via ACH wire transfers of $100 or more on a monthly, quarterly, semi-annual or annual basis. An application form for SWP may be obtained by calling 1-800-932-7781.

Shareholders should realize that if withdrawals exceed income dividends, their invested principal in the account will be depleted. Thus, depending on the frequency and amounts of the withdrawal payments and/or fluctuations in the net asset value per share, their original investment could be exhausted entirely. To participate in the SWP, shareholders must have their dividends automatically reinvested. Shareholder may change or cancel the SWP at any time, upon written notice to the Transfer Agent.

ADDITIONAL REDEMPTION INFORMATION

Neither the Fund nor the Transfer Agent will be responsible for the authenticity of the redemption instructions received by telephone if it reasonably believes those instructions are genuine. The Fund and the Transfer Agent will each employ reasonable procedures to confirm that telephone instructions are genuine, and may be liable for losses resulting from unauthorized or fraudulent telephone transactions if it does not employ those procedures. Such procedures may include taping of telephone conversations.

The right of redemption may be suspended, or the date of payment of redemption proceeds postponed, during certain periods as set forth more fully in the Statement of Additional Information.

CALCULATION OF NET ASSET VALUE

The net asset value per share of the Portfolio is determined by dividing the total market value of the Portfolio's investments and other assets, less any liabilities, by the total outstanding shares of the Portfolio. Net asset value per share is determined daily as of the regularly-scheduled close of normal trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) on any Business Day. Purchase or redemption orders received by the Portfolio after its net asset value has been calculated will be priced at the next Business Day's net asset value. The Portfolio will use a pricing service to provide market quotations. The pricing service may use a matrix system of valuation which considers factors such as securities prices, yield features, call features, ratings and developments related to a specific security.

PERFORMANCE

From time to time, the Portfolio may advertise its yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made regarding actual future yields or returns. The yield of the Portfolio refers to the annualized income generated by an investment in the Portfolio over a specified 30-day period. The yield is calculated by assuming that the same amount of income generated by the investment during that period is generated in each 30-day period over one year and is shown as a percentage of the investment.

The total return of a Portfolio refers to the average compounded rate of return on a hypothetical investment, for designated time periods (including but not limited to the period from which the Portfolio commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions.

The Portfolio may periodically compare its performance to that of other mutual funds tracked by mutual fund rating services (such as Lipper Analytical Services, Inc.), financial and business publications and periodicals, broad groups of comparable mutual funds and unmanaged indices. The performance of unmanaged indices may assume investment of dividends but generally do not reflect deductions for administrative and management costs, or other investment alternatives. The Portfolio may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance. The Portfolio may quote Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the United States. The Portfolio may use long-term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. The Portfolio may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy and investment techniques.

The Portfolio may quote various measures of volatility and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

TAXES

The following summary of certain federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Portfolio or its shareholders. Accordingly, shareholders are urged to consult their tax advisers regarding specific questions as to federal, state and local income taxes.

TAX STATUS OF THE PORTFOLIO

The Portfolio is treated as a separate entity for federal income tax purposes and is not combined with the Fund's other portfolios. The Portfolio intends to continue to qualify for the special tax treatment afforded regulated investment companies as defined under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). So long as the Portfolio qualifies for this special tax treatment, it will be relieved of federal income tax on that part of its net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) which it distributes to shareholders.

TAX STATUS OF DISTRIBUTIONS

The Portfolio will distribute all of its net investment income (including, for this purpose, net short-term capital gain) to shareholders. Dividends from net investment income will be taxable to shareholders as ordinary income whether received in cash or in additional shares. Distributions from net investment income will qualify for the dividends-received deduction for corporate shareholders only to the extent such distributions are derived from dividends paid by domestic corporations; dividends of the Portfolio are not expected to qualify for this deduction.

Any net capital gain will be distributed annually and will be taxed to shareholders as gain from the sale of a capital asset held for more than one year, regardless of how long the shareholder has held shares. The Portfolio will make annual reports to shareholders of the federal income tax status of all distributions. Certain securities purchased by the Portfolio (such as STRIPS, defined in "Description of Permitted Investments and Risk Factors" below) are sold with original issue discount and thus generally do not make periodic cash interest payments. The Portfolio will be required to include as part of its current income the accrued discount on such obligations even though the Portfolio has not received any interest payments on such obligations during that period. Because the Portfolio distributes all of its net investment income to its shareholders, the Portfolio may have to sell portfolio securities to distribute such accrued income, which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

Income received on direct U.S. obligations is exempt from income tax at the state level when received directly and may be exempt, depending on the state, when received by a shareholder from the Portfolio provided certain state-specific conditions are satisfied. The Portfolio will inform shareholders annually of the percentage of income and distributions derived from direct U.S. obligations. Shareholders should consult their tax advisers to determine whether any portion of the income dividends received from the Portfolio is considered tax exempt in their particular state.

Dividends declared by the Portfolio in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 of that year, if paid by the Portfolio at any time during the following January.

The Portfolio intends to make sufficient distributions prior to the end of each calendar year to avoid liability for federal excise tax.

A sale, exchange or redemption of the Portfolio's shares is a taxable event to the shareholder.

Income derived by the Portfolio from securities of foreign issuers may be subject to foreign withholding taxes. The Portfolio will not be able to elect to treat shareholders as having paid their proportionate share of such foreign taxes.

GENERAL INFORMATION

THE FUND

The Fund, an open-end management investment company, was organized under Massachusetts law as a business trust under a Declaration of Trust dated July 18, 1991. The Declaration of Trust permits the Fund to offer separate series ("portfolios") of shares. All consideration received by the Fund for shares of any portfolio and all assets of such portfolio belong to that portfolio and are subject to liabilities related thereto. The Fund reserves the right to create and issue shares of additional portfolios.

The Portfolio pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses and pays additional expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) pro rata share of the Fund's other expenses, including audit and legal expenses. Expenses not attributable to a specific portfolio are allocated across all of the portfolios on the basis of relative net assets.

TRUSTEES OF THE FUND

The management and affairs of the Fund are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Fund.

VOTING RIGHTS

Each share held entitles the shareholder of record to one vote. The Portfolio will vote separately on matters relating solely to it. As a Massachusetts business trust, the Fund is not required, and does not intend, to hold annual meetings of shareholders. Shareholder approval will be sought, however, for certain changes in the operation of the Fund and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Fund. In the event that such a meeting is requested, the Fund will provide appropriate assistance and information to the shareholders requesting the meeting.

REPORTING

The Fund issues unaudited financial information semiannually and audited financial statements annually for the Portfolio. The Fund also furnishes periodic reports and, as necessary, proxy statements to shareholders of record.

SHAREHOLDER INQUIRIES

Shareholder inquiries should be directed to The Advisors' Inner Circle Fund, P.O. Box 419009, Kansas City, Missouri 64141-6009 or by calling 1-800-932-7781. Purchase and redemption transactions should be made through the Transfer Agent by calling 1-800-808-4921.

DIVIDENDS AND DISTRIBUTIONS

The Portfolio declares dividends of substantially all of its net investment income (exclusive of capital gains) daily and distributes such dividends on the first Business Day of each month. Shares purchased begin earning dividends on the Business Day following receipt of funds by the Transfer Agent. Normally, this will occur within two Business Days after an order is effective. If any capital gain is realized, substantially all of it will be distributed at least annually.

Shareholders automatically receive all income dividends and capital gain distributions in additional shares, unless the shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to the Transfer Agent at least 15 days prior to the distribution. Shareholders may receive payments for cash distributions in the form of a check or by Federal Reserve or ACH wire transfer.

Dividends and other distributions of the Portfolio are paid on a per-share basis. The value of each share will be reduced by the amount of the payment. If shares are purchased shortly before the record date for a distribution of capital gains, a shareholder will pay the full price for the shares and receive some portion of the price back as a taxable distribution or dividend.

COUNSEL AND INDEPENDENT PUBLIC ACCOUNTANTS

Morgan, Lewis & Bockius LLP serves as counsel to the Fund. Arthur Andersen LLP serves as the independent public accountants of the Fund.

CUSTODIAN

CoreStates Bank, N.A., Broad and Chestnut Streets, P.O. Box 7618,
Philadelphia, Pennsylvania 19101 acts as custodian (the "Custodian") of the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the Investment Company Act of 1940, as amended (the "1940 Act").

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

The following is a description of some permitted investments for the Portfolio, and the associated risk factors:

ASSET-BACKED SECURITIES--Asset-backed securities are secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

Asset-backed securities are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holder.

The market for asset-backed securities is at a relatively early stage of development. Accordingly, there may be a limited secondary market for such securities.

BANKERS' ACCEPTANCES--Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers' acceptances are used by corporations to finance the shipment and storage of goods. Maturities are generally six months or less.

CERTIFICATES OF DEPOSIT--Certificates of deposit are interest bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

COMMERCIAL PAPER--Commercial paper is a term used to describe unsecured short-term promissory notes issued by banks, municipalities, corporations and other entities. Maturities on these issues vary from a few to 270 days.

FIXED INCOME SECURITIES--Fixed income securities are debt obligations issued by corporations, municipalities and other borrowers. The market value of fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal will also affect the value of these investments. Changes in the value of portfolio securities will not affect cash income derived from these securities but will affect the Portfolio's net asset value.

ILLIQUID SECURITIES--Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on the Portfolio's books. An illiquid security includes a demand instrument with a demand notice period exceeding seven days, where there is no secondary market for such security, and repurchase agreements with a remaining term to maturity in excess of seven days.

MORTGAGE-BACKED SECURITIES--Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional thirty-year fixed rate mortgages, graduated payment mortgages, and adjustable rate mortgages. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.

GOVERNMENT PASS-THROUGH SECURITIES: These are securities that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are the Government National Mortgage Association ("GNMA"), Fannie Mae and the Federal Home Loan Mortgage Corporation ("FHLMC"). Fannie Mae and FHLMC obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are, but Fannie Mae and FHLMC securities are supported by the instrumentalities' right to borrow from the U.S. Treasury. GNMA, Fannie Mae and FHLMC each guarantees timely distributions of interest to certificate holders. GNMA and Fannie Mae also each guarantees timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues mortgage-backed securities (FHLMC Gold PCS) which also guarantee timely payment of monthly principal reductions. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

PRIVATE PASS-THROUGH SECURITIES: These are mortgage-backed securities issued by a non-governmental entity, such as a trust. These securities include collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICS") that are rated in one of the top four rating categories. While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.

CMOs: CMOs are debt obligations or multiclass pass-through certificates issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. In a CMO, series of bonds or certificates are usually issued in multiple classes. Principal and interest paid on the underlying mortgage assets may be allocated among the several classes of a series of a CMO in a variety of ways. Each class of a CMO, often referred to as a "tranche," is issued with a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal payments on the underlying mortgage assets may cause CMOs to be retired substantially earlier then their stated maturities or final distribution dates, resulting in a loss of all or part of any premium paid.

REMICs: A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by Fannie Mae or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. GNMA REMIC Certificates are supported by the full faith of the U.S. Treasury.

RISK FACTORS: Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security's actual average life.

REPURCHASE AGREEMENTS--Repurchase agreements are agreements by which the Portfolio obtains a security and simultaneously commits to return the security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The Custodian will hold the security as collateral for the repurchase agreement. The Portfolio bears a risk of loss in the event the other party defaults on its obligations and the Portfolio is delayed or prevented from exercising its right to dispose of the collateral or if the Portfolio realizes a loss on the sale of the collateral. The Portfolio will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the 1940 Act.

RESTRICTED SECURITIES--Restricted securities are securities that may not be sold freely to the public absent registration under the Securities Act of 1933 or an exemption from registration.

SECURITIES OF FOREIGN GOVERNMENTS--The Portfolio may invest in U.S. dollar denominated obligations or securities of the Government of Canada and its provincial and local governments and U.S. dollar denominated securities issued or guaranteed by foreign governments, their political subdivisions, agencies or instrumentalities. Permissible investments may consist of obligations of foreign branches of U.S. Banks and of foreign banks, including Yankee Certificates of Deposit. In addition, the Portfolio may invest in American Depositary Receipts. These instruments may subject the Portfolio to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

SECURITIES OF FOREIGN ISSUERS--There are certain risks connected with investing in foreign securities. These include risks of adverse political and economic developments (including possible governmental seizure or nationalization of assets), the possible imposition of exchange controls or other governmental restrictions, less uniformity in accounting and reporting requirements, the possibility that there will be less information on such securities and their issuers available to the public, the difficulty of obtaining or enforcing court judgments abroad, restrictions on foreign investments in other jurisdictions, difficulties in effecting repatriation of capital invested abroad, and difficulties in transaction settlements and the effect of delay on shareholder equity. Foreign securities may be subject to foreign taxes, and may be less marketable than comparable U.S. securities. The value of the Portfolio's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and the Portfolio may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Portfolio.

TIME DEPOSITS--Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

U.S. GOVERNMENT AGENCIES--Obligations issued or guaranteed by agencies of the U.S. Government, including, among others, the Federal Farm Credit Bank, the Federal Housing Administration and the Small Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S. Government, including, among others, the FHLMC, the Federal Land Banks and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Portfolio's shares.

U.S. TREASURY OBLIGATIONS--U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as STRIPS.

VARIABLE AND FLOATING RATE INSTRUMENTS--Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES--When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. The Portfolio will maintain with the Custodian a separate account with liquid assets in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Portfolio before settlement. These securities are subject to market fluctuation due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although the Portfolio generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, the Portfolio may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

ZERO COUPON OBLIGATIONS--Zero coupon obligations are debt securities that do not bear any interest, but instead are issued at a deep discount from par. The value of a zero coupon obligation increases over time to reflect the interest accreted. Such obligations will not result in the payment of interest until maturity, and will have greater price volatility than similar securities that are issued at par and pay interest periodically.

                               TABLE OF CONTENTS

      SUMMARY...............................................................   2
      EXPENSE SUMMARY.......................................................   4
      FINANCIAL HIGHLIGHTS .................................................   5
      THE FUND AND THE PORTFOLIO ...........................................   6
      INVESTMENT OBJECTIVE AND POLICIES.....................................   6
      INVESTMENT LIMITATIONS ...............................................   7
      THE ADVISER...........................................................   8
      THE ADMINISTRATOR.....................................................   8
      THE TRANSFER AGENT ...................................................   8
      THE DISTRIBUTOR.......................................................   8
      PURCHASE AND REDEMPTION OF SHARES.....................................   8
      PERFORMANCE...........................................................  11
      TAXES.................................................................  11
      GENERAL INFORMATION...................................................  12
      DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS.................  14

FUND:
THE ADVISORS' INNER CIRCLE FUND

PORTFOLIO:
HGK FIXED INCOME FUND

ADVISER:
HGK ASSET MANAGEMENT, INC.

DISTRIBUTOR:
SEI INVESTMENTS DISTRIBUTION CO.

ADMINISTRATOR:
SEI FUND RESOURCES

LEGAL COUNSEL:
MORGAN, LEWIS & BOCKIUS LLP

INDEPENDENT PUBLIC ACCOUNTANTS:
ARTHUR ANDERSEN LLP

FEBRUARY 27, 1998

                                        FUND:
                           THE ADVISORS' INNER CIRCLE FUND

                                      PORTFOLIO:
                                HGK FIXED INCOME FUND

                                 INVESTMENT ADVISER:
                              HGK ASSET MANAGEMENT, INC.



This STATEMENT OF ADDITIONAL INFORMATION is not a prospectus and relates only to the HGK Fixed Income Fund (the "Portfolio"). It is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund (the "Fund") and the Portfolio and should be read in conjunction with the Portfolio's Prospectus dated February 27, 1998. The Prospectus for the Portfolio may be obtained by calling 1-800-932-7781.


                                  TABLE OF CONTENTS
THE FUND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .S - 2
DESCRIPTION OF PERMITTED INVESTMENTS . . . . . . . . . . . . . . . . . . . . . .S - 2
INVESTMENT LIMITATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .S - 3
THE ADVISER. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .S - 4
THE ADMINISTRATOR. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .S - 5
THE DISTRIBUTOR. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .S - 6
TRUSTEES AND OFFICERS OF THE FUND. . . . . . . . . . . . . . . . . . . . . . . .S - 6
COMPUTATION OF YIELD AND TOTAL RETURN. . . . . . . . . . . . . . . . . . . . . S - 10

PURCHASE AND REDEMPTION OF SHARES. . . . . . . . . . . . . . . . . . . . . . . S - 10

DETERMINATION OF NET ASSET VALUE . . . . . . . . . . . . . . . . . . . . . . . S - 11
TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S - 11
PORTFOLIO TRANSACTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . S - 13

DESCRIPTION OF SHARES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . S - 16


SHAREHOLDER LIABILITY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . S - 17
LIMITATION OF TRUSTEES' LIABILITY. . . . . . . . . . . . . . . . . . . . . . . S - 17


5% SHAREHOLDERS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S - 17


EXPERTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S - 18


FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S - 18



February 27, 1998



HGK-F-002-04

THE FUND

This Statement of Additional Information relates only to the HGK Fixed Income Fund (the "Portfolio"). The Portfolio is a separate series of the Advisors' Inner Circle Fund (the "Fund"), an open-end investment management company, established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated July 18, 1991. The Declaration of Trust permits the Fund to offer separate series ("portfolios") of shares of beneficial interest ("shares"). Each portfolio is a separate mutual fund, and each share of each portfolio represents an equal proportionate interest in that portfolio. See "Description of Shares." No investment in shares of a portfolio should be made without first reading that portfolio's prospectus. Capitalized terms not defined herein are defined in the Prospectus offering shares of the Portfolio.

DESCRIPTION OF PERMITTED INVESTMENTS

The following sets forth certain information as a supplement to the "Investment Objective and Policies" and "Description of Permitted Investments and Risk Factors" sections of the Prospectus.

FLOATING RATE INSTRUMENTS have a rate of interest that is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank. The Portfolio can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. The Portfolio may use the longer of the period required before the Portfolio is entitled to prepayment under such obligations or the period remaining until the next interest rate adjustment date for purposes of determining the maturity of the instrument. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must, in the Adviser's opinion be equivalent to the long-term bond or commercial paper ratings stated in the Prospectus. The Adviser will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand.

RESTRICTED SECURITIES are securities that may not be sold to the public without registration under the Securities Act of 1933 (the "1933 Act") absent an exemption from registration. Certain of the permitted investments of the Portfolio may be restricted securities and the Adviser may invest up to 15% of the net assets of the Portfolio in restricted securities provided it determines that at the time of investment such securities are not illiquid (generally, an illiquid security cannot be disposed of within seven days in the ordinary course of business at its full value), based on guidelines which are the responsibility of and are periodically reviewed by the Board of Trustees. Under these guidelines, the Adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. In purchasing such restricted securities, the Adviser intends to purchase securities that are exempt from registration under Rule 144A promulgated under the 1933 Act. Investing in Rule 144A securities could have the effect of increasing the level of Portfolio illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Rule 144A securities are not subject to the foregoing limit on restricted securities.

Certain U.S. GOVERNMENT AGENCIES have been established as instrumentalities of the U.S. Government to supervise and finance certain types of activities.
Issues of these agencies, while not direct obligations of the U.S. Government, are either backed by the full faith and credit of the United States or supported by the issuing agency's right to borrow from the Treasury. The issues of other agencies are supported only by the credit of the instrumentality.

INVESTMENT LIMITATIONS

The Portfolio may not:

1.   Acquire more than 10% of the voting securities of any one issuer.

2.   Invest in companies for the purpose of exercising control.

3. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 33 1/3% of the value of total assets. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Portfolio's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Portfolio shall, within three days thereafter or such longer period as the Securities and Exchange Commission ("SEC") may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. This borrowing provision is included for temporary liquidity or emergency purposes. All borrowings will be repaid before making investments and any interest paid on such borrowings will reduce income.

4. Make loans, except that the Portfolio may purchase or hold debt instruments in accordance with its investment objective and policies and may enter into repurchase agreements.

5. Pledge, mortgage or hypothecate assets except to secure temporary borrowings permitted by (3) above in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the incurrence of such loan.

6. Purchase or sell real estate, real estate limited partnership interests, futures contracts, commodities or commodities contracts and interests in a pool of securities that are secured by interests in real estate. However, subject to the permitted investments of the Portfolio, it may invest in municipal securities or other marketable obligations secured by real estate or interests therein.

7. Make short sales of securities, maintain a short position or purchase securities on margin, except that the Portfolio may obtain short-term credits as necessary for the clearance of security transactions.

8. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling the Portfolio security.

9. Purchase securities of other investment companies except as permitted by the Investment Company Act of 1940, as amended (the "1940 Act") and the rules and regulations thereunder.

10. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the SEC.

11. Purchase or retain securities of an issuer if, to the knowledge of the Fund, an officer, trustee, partner or director of the Fund or any investment adviser of the Fund owns beneficially more than 0.5% of the shares or securities of such issuer and all such officers, trustees, partners and directors owning more than 0.5% of such shares or securities together own more than 5% of such shares or securities.

12. Invest in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases.

13. Write or purchase puts, calls, options or combinations thereof or invest in warrants.

The foregoing percentages will apply at the time of the purchase of a security.

THE ADVISER

The Fund and HGK Asset Management Inc. (the "Adviser") have entered into an advisory agreement dated August 15, 1994 (the "Advisory Agreement"). The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

For the fiscal period ended October 31, 1995 and fiscal years ended October 31, 1996 and October 31, 1997, the Adviser was paid $0, $0, and $0 respectively, waived fees of $39,390, $58,143 and $65,793, respectively, and reimbursed expenses of $68,886, $1,464, and $18.783, respectively.


To the extent the Portfolio purchases securities of open end investment companies, the Adviser will waive its advisory fee on that portion of the Portfolio's assets invested in such securities.

The continuance of the Advisory Agreement, after the first two years, must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Portfolio, and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Fund or, with respect to the Portfolio, by a majority of the outstanding shares of the Portfolio, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Fund.

THE ADMINISTRATOR


The Fund and SEI Fund Resources (the "Administrator") have entered into an administration agreement (the "Administration Agreement"). The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect with respect to the Portfolio until August 15, 1999 and shall continue in effect for successive periods of two years unless terminated by either party on not less than 90 days' written notice to the other party. For the fiscal period ended October 31, 1995 and the fiscal years ended October 31, 1996 and October 31, 1997, the Administrator received fees of $74,589 and $75,034 and $74,964, respectively, from the Portfolio.


The Fund and the Administrator have also entered into a shareholder servicing agreement pursuant to which the Administrator provides certain shareholder services in addition to those set forth in the Administration Agreement.


The Administrator, a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the

Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds: The Achievement Funds Trust, The Arbor Fund, ARK Funds, Bishop Street Funds, Boston 1784 Funds-Registered Trademark-,CoreFunds, Inc., CrestFunds, Inc., CUFUND, The Expedition Funds, FMB Funds, Inc., First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, Marquis Funds-Registered Trademark-, Monitor Funds, Morgan Grenfell Investment Trust, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, Rembrandt Funds-Registered Trademark-, Santa Barbara Group of Mutual Funds, Inc., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, TIP Funds and TIP Institutional Funds.


THE DISTRIBUTOR


SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI, and the Fund are parties to a distribution agreement dated November 14, 1991 ("Distribution Agreement"). The Distributor will not receive compensation for the distribution of shares of any Portfolio.


The Distribution Agreement is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority of the outstanding shares of the Fund upon not more than 60 days' written notice by either party or upon assignment by the Distributor.

TRUSTEES AND OFFICERS OF THE FUND

The management and affairs of the Fund are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Fund pays the fees for unaffiliated Trustees.


The Trustees and Executive Officers of the Fund, their respective dates of birth, and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Unless otherwise noted, the business address of each Trustee and each Executive Officer is SEI Investments Company, Oaks, Pennsylvania 19456. Certain officers of the Fund also serve as officers of some or all of the following:
The Achievement Funds Trust, The Arbor Fund, ARK Funds, Bishop Street Funds, Boston 1784 Funds-Registered Trademark-, CoreFunds, Inc., CrestFunds, Inc., CUFUND, The Expedition Funds, FMB Funds, Inc., First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, Marquis Funds-Registered Trademark-, Monitor Funds, Morgan Grenfell Investment Trust, The PBHG Funds,

Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, Santa Barbara Group of Mutual Funds, Inc., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, TIP Funds and TIP Institutional Funds, open-end management investment companies which are managed by SEI Fund Resources or its affiliates and, except for Profit Funds Investment Trust and Santa Barbara Group of Mutual Funds, Inc., are distributed by SEI Investments Distribution Co.



ROBERT A. NESHER (DOB 08/17/46) -- Chairman of the Board of Trustees* -- Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Executive Vice President of SEI Investments, 1986-1994. Director and Executive Vice President of the Administrator and the Distributor, 1981-1994. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, Boston 1784 Funds-Registered Trademark-, The Expedition Funds, Marquis Funds-Registered Trademark-, Pillar Funds, Rembrandt Funds -Registered Trademark-, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.



JOHN T. COONEY (DOB 01/20/27) -- Trustee** -- Retired since 1992. Formerly Vice Chairman of Ameritrust Texas N.A., 1989-1992, and MTrust Corp., 1985-1989. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds and Marquis Funds-Registered Trademark-.



WILLIAM M. DORAN (DOB 05/26/40) -- Trustee* -- 2000 One Logan Square, Philadelphia, PA 19103. Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, Administrator and Distributor, Director and Secretary of SEI Investments. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds, Marquis Funds-Registered Trademark-, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.



FRANK E. MORRIS (DOB 12/30/23) -- Trustee** -- Retired since 1990. Peter Drucker Professor of Management, Boston College, 1989-1990. President, Federal Reserve Bank of Boston, 1968-1988. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds, Marquis Funds-Registered Trademark-, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.



ROBERT A. PATTERSON (DOB 11/05/27) -- Trustee** -- Pennsylvania State University, Senior Vice President, Treasurer (Emeritus). Financial and Investment Consultant, Professor of Transportation (1984-present). Vice President-Investments, Treasurer, Senior Vice President (Emeritus) (1982-1984). Director, Pennsylvania Research

Corp.; Member and Treasurer, Board of Trustees of Grove City College. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds, and Marquis Funds-Registered Trademark-.



EUGENE B. PETERS (DOB 06/03/29) -- Trustee** -- Private investor from 1987 to present. Vice President and Chief Financial Officer, Western Company of North America (petroleum service company) (1980-1986). President of Gene Peters and Associates (import company) (1978-1980). President and Chief Executive Officer of Jos. Schlitz Brewing Company before 1978. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds and Marquis Funds-Registered Trademark-.



JAMES M. STOREY (DOB 04/12/31) -- Trustee** -- Partner, Dechert Price & Rhoads, from September 1987 - December 1993; Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds, Marquis Funds-Registered Trademark-, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.


DAVID G. LEE (DOB 04/16/52) -- President and Chief Executive Officer -- Senior Vice President of the Administrator and Distributor since 1993. Vice President of the Administrator and Distributor, 1991-1993. President, GW Sierra Trust Funds before 1991.

SANDRA K. ORLOW (DOB 10/18/53) -- Vice President and Assistant Secretary -- Vice President and Assistant Secretary of the Administrator and Distributor since 1988.


KEVIN P. ROBINS (DOB 04/15/61) -- Vice President and Assistant Secretary -- Senior Vice President, General Counsel and Assistant Secretary of SEI Investments, Senior Vice President, General Counsel and Secretary of the Administrator and Distributor since 1994. Vice President and Assistant Secretary of SEI Investments, the Administrator and Distributor, 1992-1994. Associate, Morgan, Lewis & Bockius LLP (law firm), 1988-1992.


RICHARD W. GRANT (DOB 10/25/45) -- Secretary -- 2000 One Logan Square, Philadelphia, PA 19103, Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, Administrator and Distributor.


KATHRYN L. STANTON (DOB 11/19/58) -- Vice President and Assistant Secretary-- Deputy General Counsel of SEI Investments, Vice President and Assistant Secretary of the Administrator and Distributor since 1994. Associate, Morgan, Lewis & Bockius LLP (law firm), 1989-1994.



MARK E. NAGLE (DOB 10/20/59) -- Controller and Chief Financial Officer -- Vice President of Fund Accounting and Administration of SEI Fund Resources since November 1996. Vice President of Fund Accounting, BISYS Fund Services,

September 1995 to November 1996. Senior Vice President and Site Manager, Fidelity Investments, 1981 to September 1995.



TODD B. CIPPERMAN (DOB 02/14/66) -- Vice President and Assistant Secretary -- Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor since 1995. Associate, Dewey Ballantine (law firm) (1994-1995). Associate, Winston & Strawn (law firm) (1991-1994).



JOSEPH M. O'DONNELL (DOB 11/13/54) -- Vice President and Assistant Secretary -- Vice President and Assistant Secretary of the Administrator and Distributor since 1998. Vice President and General Counsel, FPS Services, Inc., 1993-1997. Staff Counsel and Secretary, Provident Mutual Family of Funds, 1990-1993 .


---------------------------------------
*Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act.

**Messrs. Cooney, Morris, Patterson, Peters and Storey serve as members of the Audit Committee of the Fund.


The Trustees and officers of the Fund own less than 1% of the outstanding shares of the Fund. The Fund pays the fees for unaffiliated Trustees.




The following table exhibits Trustee compensation for the fiscal period ended October 31, 1997.





                                                                                                            Total Compensation From
                                                                                                            Registrant and Fund
                                                                                                            Complex* Paid to
                              Aggregate Compensation From  Pension or Retirement      Estimated Annual      Trustees for the Fiscal
                              Registrant for the Fiscal    Benefits Accrued as Part   Benefits Upon         Year Ended October 31,
 Name of Person, Position     Year Ended October 31, 1997  of Fund Expenses           Retirement            1997
 ------------------------     ---------------------------  ------------------------   ----------------      -----------------------
 John T. Cooney               $8,154                                 N/A                      N/A           $8,154 for
                                                                                                            services on 1 board

 Frank E. Morris              $8,154                                  N/A                     N/A           $8,154 for
                                                                                                            services on 1 board

 Robert Patterson             $8,154                                  N/A                     N/A           $8,154 for
                                                                                                            services on 1 board

 Eugene B. Peters             $8,154                                  N/A                     N/A           $8,154 for
                                                                                                            services on 1 board

 James M. Storey, Esq.        $8,154                                  N/A                     N/A           $8,154 for
                                                                                                            services on 1 board


                                      S-9

 William M. Doran, Esq.       $0                                      N/A                     N/A           $0 for
                                                                                                            services on 1 board

 Robert A. Nesher             $0                                      N/A                     N/A           $0 for
                                                                                                            services on 1 board


*For the purposes of this table, the Fund is the only investment company in the "Fund Complex."


COMPUTATION OF YIELD AND TOTAL RETURN

From time to time, the Fund may advertise yield and total return of the Portfolios. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made concerning actual future yields or returns. The yield of the Portfolio refers to the annualized income generated by an investment in that Portfolio over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated in each period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

                      6
Yield = 2[((a-b)/cd+1) -1], where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.


For the 30-day period ended October 31, 1997, the Portfolio's yield was 5.88%.


The total return of the Portfolio refers to the average compounded rate of return to a hypothetical investment for designated time periods (including, but not limited to, the period from which that Portfolio commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated
                                              n
according to the following formula: P (1 + T) = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value, as of the end of the designated time period, of a hypothetical $1,000 payment made at the beginning of the designated time period.


For the fiscal year ended October 31, 1997 and for the period from November 3, 1994 (commencement of operations) through October 31, 1997, the total return was 8.47% and 9.48%, respectively.


PURCHASE AND REDEMPTION OF SHARES


Purchases and redemptions may be made through the Distributor on a day on which the New York Stock Exchange is open for business. Shares of the Portfolio are offered on a continuous basis. Currently, the Fund is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.



It is currently the Fund's policy to pay all redemptions in cash. The Fund retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Portfolio in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. The Fund has obtained an exemptive order from the SEC that permits the Fund to make in-kind redemptions to those shareholders of the Fund that are affiliated with the Fund solely by their ownership of a certain percentage of the Fund's investment portfolios.


The Fund reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which the disposal or valuation of the Portfolio's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Fund also reserves the right to suspend sales of shares of any Portfolio for any period during which the New York Stock Exchange, the Adviser, the Administrator, the Transfer Agent and/or the custodian are not open for business.


DETERMINATION OF NET ASSET VALUE

The securities of the Portfolio are valued by the Administrator. The Administrator will use an independent pricing service to obtain valuations of securities. The pricing service relies primarily on prices of actual market transactions as well as trader quotations. However, the service may also use a matrix system to determine valuations, which system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Trustees.

TAXES


The following is only a summary of certain federal income tax considerations generally affecting the Portfolio and its shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

FEDERAL INCOME TAX


The following discussion of federal income tax consequences is based on the Internal Revenue Code of 1986 (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.


The Portfolio intends to qualify as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. By following such a policy, the Portfolio expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject.


In order to qualify for treatment as a RIC under the Code, the Portfolio must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Portfolio's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, or certain other income; (ii) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or of two or more issuers which the Portfolio controls or which are engaged in the same, similar or related trades or business.


Notwithstanding the Distribution Requirement described above, which requires only that the Portfolio distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), the Portfolio will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of that year, plus certain other amounts.

Any gain or loss recognized on a sale or redemption of shares of a Portfolio by a non-exempt shareholder who is not a dealer in securities generally will be treated as a long-term capital gain or loss if the shares have been held for more than eighteen months, will be treated as a mid-term capital gain if the shares have been held for more than twelve, but not more than eighteen, months and otherwise generally will be treated as a short-term capital gain or loss. If shares of the Portfolio on which a net capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the long-term capital gain distribution.


In certain cases, the Portfolio will be required to withhold, and remit to the United States Treasury, 31% of any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, or (3) has not certified to the Portfolio that such shareholder is not subject to backup withholding.


If the Portfolio fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of the Portfolio's current and accumulated earnings and profits and such distributions will generally be eligible for the corporate dividends-received deduction.


STATE TAXES


The Portfolio is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by the Portfolio to shareholders and the ownership of shares may be subject to state and local taxes.


PORTFOLIO TRANSACTIONS

The Portfolio has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees of the Fund, the Adviser is responsible for placing the orders to execute transactions for the Portfolio. In placing orders, it is the policy of the Fund to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, the Portfolio will not necessarily be paying the lowest spread or commission available.

The money market instruments in which the Portfolio invests are traded primarily in the over-the-counter market. Bonds and debentures are usually traded over-the-counter, but may be traded on an exchange. Where possible, the Adviser will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of the Portfolio will primarily consist of dealer spreads and underwriting commissions.


The Adviser may, consistent with the interests of the Portfolio, select brokers on the basis of the research services they provide to the Adviser. Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. If, in the judgment of the Adviser, the Portfolio or other accounts managed by the Adviser will be benefitted by supplemental research services, the Adviser is authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. The expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information, such services may not be used exclusively, or at all, with respect to the Portfolio or account generating the brokerage, and there can be no guarantee that the Adviser will find all of such services of value in advising the Portfolio. For the fiscal year ended October 31, 1997, the Portfolio directed [no transactions] to broker-dealers for research services.


It is expected that the Portfolio may execute brokerage or other agency transactions through the Distributor, which is a registered broker-dealer, for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934 and rules promulgated by the SEC. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for the Portfolio on an exchange if a written contract is in effect between the Distributor and the Fund expressly permitting the Distributor to receive and retain such compensation. These rules further require that commissions paid to the Distributor by the Portfolio for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.




  For the fiscal year ended October 31, 1997, the following commissions were paid on brokerage transactions, pursuant to an agreement or understanding, to brokers because of research services provided by the brokers:


Total Dollar Amount of             Total Dollar Amount of
Brokerage Commissions for          Transactions Involving
Research Services                  Directed Brokerage
                                   Commissions for Research
                                   Services

          $0                                 $0


For the fiscal years ended October 31, 1995, 1996 and 1997, the Portfolio paid the following brokerage commissions:

Total Brokerage                 Amount Paid to SEI
  Commissions                      Investments(1)
1995      1996      1997      1995      1996      1997
 $0        $0        $0       $139      $190      $113

* An asterisk indicates that the Portfolio had not commenced operations for the period indicated.


(1) The amounts paid to SEI Investments reflect fees paid in connection with repurchase agreement transactions.



For the fiscal years indicated, the Portfolio paid the following brokerage commissions:


                                                  % of Total     % of Total
Total $ Amount of          Total $ Amount of       Brokerage      Brokerage
    Brokerage                  Brokerage          Commissions    Transactions
Commissions Paid            Commissions Paid       Paid to the      Effected
                         to Affiliated Brokers    Affiliated       Through
                                                    Brokers       Affiliated
                                                                   Brokers
1995  1996  1997         1995    1996    1997         1997            1997
 $0    $0    $0           $0      $0      $0           $0              $0



* An asterisk indicates that the Portfolio had not commenced operations as of the period indicated.

Since the Fund does not market its shares through intermediary brokers or dealers, it is not the Fund's practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Portfolio' shares to clients, and may, when a number of brokers and dealers can provide best net results on a particular transaction, consider such recommendations by a broker or dealer in selecting among broker-dealers.


The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act, which the Portfolio has acquired during its most recent fiscal year. As of October 31, 1997, the Portfolio held $561,256 of Lehman Brothers' corporate bonds and repurchase agreements , $186,594 of Paine Webber's corporate bonds, and $251,875 of J. P. Morgan's corporate bonds.



For the fiscal years ended October 31, 1996 and 1997, the portfolio turnover rate for the Portfolio was 264.02% and 256.52%, respectively.


DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio, each of which represents an equal proportionate interest in the portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the portfolio. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Fund may create additional series of shares. All consideration received by the Fund for shares of any additional series and all assets in which such consideration is invested would belong to that series and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Fund is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Fund were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Fund's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Fund or the Trustees, and because the Declaration of Trust provides for indemnification out of the Fund property for any shareholder held personally liable for the obligations of the Fund.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Fund unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

5% SHAREHOLDERS


As of February 1, 1998, the following persons were the only persons who were record owners (or to the knowledge of the Fund, beneficial owners) of 5% or more of the shares of the Portfolios.


HGK FIXED INCOME FUND

Shareholder                        Number of Shares                   %
-----------                        ----------------                   -
Sam Agatittee                      151,324.9580                  11.42%

Laborers Local #322
General Fund
P.O. Box 361
Massena, NY  13662

                                         S-17

West Chester Heavy Construction    126,510.2000                   9.55%
Local 60 General Fund
c/o Mr. Joseph Dominick
140 Broadway
Hawthorne, NY  10532

Mechanical Contractors Association      78,053.4660               5.89%
of Eastern Pennsylvania, Inc.
Industry Fund
1601 Market Street
Philadelphia, PA  19103




The Fund believes that most of the shares referred to above were held by the persons indicated in accounts for their fiduciary, agency or custodial customers.

EXPERTS

The financial statements of the Trust have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, and are incorporated by reference hereto in reliance upon the authority of said firm as experts in giving said report.

FINANCIAL STATEMENTS


The financial statements for the fiscal year ended October 31, 1997, including notes thereto and the report of Arthur Andersen LLP thereon, are herein incorporated by reference. A copy of the 1997 Annual Report to Shareholders must accompany the delivery of this Statement of Additional Information.

                             AIG MONEY MARKET FUND
                                 CLASS A SHARES

                              Investment Adviser:
                          AIG CAPITAL MANAGEMENT CORP.

AIG Money Market Fund (the "Portfolio") is a diversified money market fund that offers investors a convenient and economical way to invest in a professionally managed diversified portfolio of short-term, high quality securities.

This Prospectus offers Class A shares of the Portfolio. Class A shares are offered to institutional investors acting for themselves or in a fiduciary, advisory, agency, custodial or similar capacity, and to AIG Persons (as defined herein). Eligibility to invest in Class A shares is contingent upon an investor maintaining a minimum aggregate investment of $10,000,000 in the Portfolio, subject to certain limited exceptions as described on page 8.

AN INVESTMENT IN THE PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE UNITED STATES GOVERNMENT, AND THERE IS NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

This Prospectus sets forth concisely information about The Advisors' Inner Circle Fund (the "Fund") and the Portfolio that a prospective investor should know before investing. The Portfolio is a separate series of the Fund. Investors are advised to read this Prospectus and retain it for future reference.

A Statement of Additional Information dated February 27, 1998, as amended or supplemented from time to time, has been filed with the Securities and Exchange Commission and is available without charge by calling 1-800-249-7445. The Statement of Additional Information is incorporated into this Prospectus by reference. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund is maintained electronically with the Securities and Exchange Commission at its internet web site (http://www.sec.gov).

THE FUND'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE FUND'S SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FEBRUARY 27, 1998

                                    SUMMARY

The following provides basic information about the Class A shares of the AIG Money Market Fund (the "Portfolio"). The Portfolio is one of the mutual funds comprising The Advisors' Inner Circle Fund (the "Fund"). The Fund also offers Class B Shares of the Portfolio in a separate prospectus. The Class B shares of the Portfolio have a distribution plan pursuant to Rule 12b-1 and are subject to an annual distribution fee. This summary is qualified in its entirety by reference to the more detailed information provided elsewhere in this Prospectus and in the Statement of Additional Information.

WHAT IS THE INVESTMENT OBJECTIVE? The Portfolio seeks to preserve principal value and maintain a high degree of liquidity while providing current income. There can be no assurance that the Portfolio will achieve its investment objective or be able to maintain a net asset value of $1.00 per share on a continuous basis. See "Investment Objective and Policies."

WHAT ARE THE RISKS INVOLVED WITH AN INVESTMENT IN THE PORTFOLIO? The Portfolio will attempt to maintain a constant net asset value of $1.00 per share but there is no assurance that it can do so on a continuous basis. See "Description of Permitted Investments and Risk Factors."

WHAT ARE THE PERMITTED INVESTMENTS? The Portfolio will invest in a broad range of short-term, high quality U.S. dollar denominated money market instruments, which satisfy certain quality, maturity and diversification criteria, including criteria set by applicable laws and regulations. The Portfolio may invest in obligations of the U.S. Treasury and agencies and instrumentalities of the U.S. Government; obligations of domestic banks and U.S. dollar denominated obligations of foreign banks; short-term obligations of domestic and foreign corporate issuers; obligations of supranational entities; obligations of foreign governments; and repurchase agreements involving any of such obligations. See "Investment Objective and Policies" and "Description of Permitted Investments and Risk Factors."

WHO IS THE ADVISER? AIG Capital Management Corp. (the "Adviser") serves as the investment adviser of the Portfolio. See "Expense Summary" and "The Adviser."

WHO IS THE ADMINISTRATOR? SEI Fund Resources (the "Administrator") serves as the administrator and shareholder servicing agent of the Fund. See "The Administrator."

WHO IS THE TRANSFER AGENT? DST Systems, Inc. (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Fund. See "The Transfer Agent."

WHO IS THE DISTRIBUTOR? SEI Investments Distribution Co. (the "Distributor") serves as the distributor of the Portfolio's shares. See "The Distributor."

IS THERE A SALES LOAD? No, Class A shares of the Portfolio are offered on a no-load basis. See "The Distributor."

IS THERE A MINIMUM INVESTMENT? There is a minimum investment requirement of $10,000,000 for Class A shares, with limited exceptions as described in "Purchase and Redemption of Shares." Class B Shares, which are offered through a separate prospectus, have a $25,000 minimum investment requirement. See "Purchase and Redemption of Shares."

HOW DO I PURCHASE AND REDEEM SHARES? Purchases and redemptions may be made through the Transfer Agent on any day when the New York Stock Exchange and Federal Reserve Bank are open for business (a "Business Day"). A purchase order will be effective as of the Business Day received by the Transfer Agent if the Transfer Agent receives an order prior to 1:00 p.m. Eastern time and receives payment with readily available funds prior to 3:00 p.m. Eastern time. To purchase shares by wire, you must FIRST call 1-800-845-3885. Redemption orders placed with the Transfer Agent prior to 1:00 p.m. Eastern time on any Business Day will be effective that Business Day. The purchase and redemption price for shares is the net asset value per share next determined after a purchase or redemption order has been received by the Transfer Agent and becomes effective. The net asset value per share is determined as of the earlier of 2:00 p.m. Eastern time or the regularly-scheduled close of normal trading on the New York Stork Exchange on each Business Day. The Fund has also authorized certain broker-dealers and other financial intermediaries to accept purchase orders and redemption requests up to the times mentioned above on behalf of the Portfolio. Shares redeemed on any Business Day will not receive dividends for that day. See "Purchase and Redemption of Shares."

HOW ARE DIVIDENDS PAID? The Portfolio distributes substantially all of its net investment income (exclusive of capital gains) in the form of dividends declared daily and paid monthly. Shares normally begin earning dividends on the Business Day on which a purchase order is effective. Any capital gain is distributed at least annually. Distributions are paid in additional shares unless the shareholder elects to take the payment in cash. See "Purchase and Redemption of Shares" and "Dividends and Distributions."

                                EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES                           AIG MONEY MARKET FUND

                                                                        CLASS A
-----------------------------------------------------------------------------------------
Maximum Sales Load Imposed on Purchases.....................            None
Maximum Sales Load Imposed on Reinvested Dividends..........            None
Deferred Sales Load.........................................            None
Redemption Fees(1)..........................................            None
Exchange Fees...............................................            None
-----------------------------------------------------------------------------------------

(1) A wire redemption charge, currently $10.00, is deducted from the amount of a Federal Reserve wire redemption payment made at the request of a shareholder, except that certain institutions may be exempt from this wire charge.

ANNUAL OPERATING EXPENSES                                  AIG MONEY MARKET FUND
(as a percentage of average net assets
for the most recent fiscal year)

                                                                        CLASS A
-----------------------------------------------------------------------------------------
Advisory Fees (after fee waivers)(2)........................            .15%
Other Expenses..............................................            .12%
-----------------------------------------------------------------------------------------
Total Operating Expenses (after fee waivers)(2).............            .27%
-----------------------------------------------------------------------------------------

(2) The Adviser has, on a voluntary basis, agreed to waive 10 basis points (.10%) of its fee and to waive additional fees and/or reimburse certain expenses of the Portfolio so that the total expense ratio does not exceed .40%. The Adviser reserves the right to terminate its waiver or any reimbursements at any time upon sixty days' notice to the Portfolio in its sole discretion. Absent such waivers or any reimbursements, advisory fees for the Class A shares of the Portfolio would be .25% and total operating expenses, which include advisory fees, would be .39% of the average daily net assets of the Portfolio on an annualized basis.

EXAMPLE

                                                                      AIG MONEY MARKET FUND
---------------------------------------------------------------------------------------------------

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
An investor would pay the following expenses on a $1,000
  investment assuming (1) 5% annual return and (2)
  redemption at the end of each time period:
CLASS A.....................................................    $3       $ 9       $15       $34
---------------------------------------------------------------------------------------------------

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of the expense table and example is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by shareholders of the Portfolio. The information set forth in the foregoing table and example relates only to the Class A shares. Additional information may be found under "The Adviser" and "The Administrator."

FINANCIAL HIGHLIGHTS                             THE ADVISORS' INNER CIRCLE FUND

The following information on Class A shares of the AIG Money Market Fund has been audited by Arthur Andersen LLP, the Fund's independent public accountants, as indicated in their report dated December 12, 1997 on the Fund's financial statements as of October 31, 1997. This table should be read in conjunction with the Fund's audited financial statements and notes thereto. The Portfolio's financial statements are contained in the Annual Report to Shareholders, which is available without charge by calling 1-800-249-7445.

For a Class A share of the Portfolio Outstanding Throughout the Period:

                                                                  AIG MONEY MARKET FUND
----------------------------------------------------------------------------------------------------

                                                          11/1/96       11/1/95       12/1/94(1)
                                                             TO            TO             TO
                                                          10/31/97      10/31/96       10/31/95
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD....................  $   1.00      $   1.00       $   1.00
----------------------------------------------------------------------------------------------------
Income From Investment Operations:
  Net Investment Income.................................      0.05          0.05           0.05
----------------------------------------------------------------------------------------------------
Total From Investment Operations........................      0.05          0.05           0.05
----------------------------------------------------------------------------------------------------
Less Distributions:
Distributions From Net Investment Income................     (0.05)        (0.05)         (0.05)
  Total Distributions...................................     (0.05)        (0.05)         (0.05)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..........................  $   1.00      $   1.00       $   1.00
----------------------------------------------------------------------------------------------------
TOTAL RETURN............................................      5.41%         5.26%          5.75%*
----------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End Of Period (000).........................  $329,125      $253,865       $313,657
Ratio Of Expenses To Average Net Assets.................      0.27%         0.39%          0.40%*
Ratio Of Expenses To Average Net Assets
  (Excluding Fee Waivers)...............................      0.39%         0.41%          0.47%*
Ratio Of Net Investment Income To Average
  Net Assets............................................      5.30%         5.15%          5.60%*
Ratio Of Net Investment Income to
  Average Net Assets (Excluding Fee Waivers)............      5.18%         5.13%          5.53%*
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

  * Annualized
(1) The Class A shares of the AIG Money Market Fund commenced operations on December 1, 1994.

THE FUND AND THE PORTFOLIO

The Advisors' Inner Circle Fund (the "Fund") offers shares in a number of separately-managed mutual funds, each of which is a separate series ("portfolio") of the Fund. Each share of each portfolio represents an undivided, proportionate interest in that portfolio. This Prospectus offers Class A shares of the Fund's AIG Money Market Fund (the "Portfolio"), a diversified portfolio. The Portfolio offers two classes of shares (Class A and Class B) which provide for variations in distribution costs, voting rights and dividends. Except for these differences, each share of the Portfolio represents an undivided proportionate interest in the Portfolio. Information regarding the Class B shares of the Portfolio and the other portfolios in the Fund is contained in separate prospectuses that may be obtained by calling 1-800-249-7445.

INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Portfolio is to preserve principal value and maintain a high degree of liquidity while providing current income. It is also a fundamental policy of the Portfolio to use its best efforts to maintain a constant net asset value of $1.00 per share. There is no assurance that the Portfolio will achieve its investment objective or that it will be able to maintain a constant net asset value of $1.00 per share on a continuous basis.

The Portfolio intends to comply with regulations of the Securities and Exchange Commission (the "SEC") applicable to money market funds using the amortized cost method for calculating net asset value. These regulations impose certain quality, maturity and diversification restraints on Portfolio investments. Under these regulations, the Portfolio will invest in only U.S. dollar denominated securities, will maintain an average maturity on a dollar-weighted basis of 90 days or less, and will acquire only "eligible securities" that both present minimal credit risks and have a maturity of 397 days or less. For a further discussion of these rules, see "Description of Permitted Investments and Risk Factors -- Restraints on Investments by Money Market Funds."

In seeking its investment objective, the Portfolio will invest exclusively in
(i) bills, notes and bonds issued by the United States Treasury ("U.S. Treasury Obligations") and separately traded interest and principal component parts of such obligations ("Stripped Government Securities"); (ii) obligations issued or guaranteed as to principal and interest by the agencies or instrumentalities of the United States Government; (iii) U.S. dollar denominated short-term obligations of issuers rated at the time of investment in the highest rating category for short-term debt obligations (within which there may be sub-categories or gradations indicating relative standing) by two or more nationally recognized statistical rating organizations ("NRSROs"), or only one NRSRO if only one NRSRO has rated the security, or, if not rated, as determined by the Adviser to be of comparable quality, consisting of obligations of U.S. and foreign corporations, domestic banks, foreign banks, and U.S. and foreign savings and loan institutions; (iv) repurchase agreements with respect to the foregoing; (v) obligations of supranational entities satisfying the credit standards described above or, if not rated, determined by the Adviser to be of comparable quality; and (vi) obligations of foreign governments, agencies and instrumentalities satisfying the credit standards described above or, if not rated, determined by the Adviser to be of comparable quality.

The Portfolio reserves the right to invest more than 25% of its total assets in obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks subject to similar regulations as U.S. banks. To the extent that the Portfolio invests more than 25% of its net assets in bank obligations, it will be exposed to the risks associated with that industry as a whole. The Portfolio may purchase asset-backed securities rated in the highest NRSRO rating category at the time of investment. The Portfolio may invest in securities which pay interest on a variable or floating rate basis. In addition, the Portfolio may acquire securities on a when-issued basis and may buy securities which are subject to puts or standby commitments. The Portfolio will not invest more than 10% of its net assets in illiquid securities. The Portfolio reserves the right to enter into reverse repurchase agreements and engage in securities lending.

The Portfolio will use NRSROs such as Standard & Poor's Corporation and Moody's Investors Service, Inc. when determining security credit ratings.

For a description of the above ratings and additional information regarding the Portfolio's permitted investments see "Description of Permitted Investments and Risk Factors" in this Prospectus and "Description of

Permitted Investments" in the Statement of Additional Information.

INVESTMENT LIMITATIONS

The investment objective and the investment limitations set forth here and in the Statement of Additional Information are fundamental policies of the Portfolio. Fundamental policies cannot be changed without the consent of the holders of a majority of the Portfolio's outstanding shares.

The Portfolio may not:

1. Purchase securities of any issuer (except securities issued or guaranteed by the United States Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Portfolio would be invested in the securities of such issuer; provided, however, that the Portfolio may invest up to 25% of its total assets without regard to this restriction as permitted by applicable law.

2. Purchase any securities which would cause 25% or more of the total assets of the Portfolio to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in the obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, repurchase agreements involving such securities and obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks subject to the same regulations as U.S. banks. For purposes of this limitation, (i) utility companies will be classified according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iii) supranational entities will be considered a separate industry; and (iv) asset-backed securities will be classified according to the underlying assets securing such securities.

3. Make loans, except that the Portfolio may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in this Prospectus and in the Statement of Additional Information.

4. Borrow money, except that the Portfolio may (i) enter into reverse repurchase agreements and (ii) borrow money for temporary or emergency purposes and then only in an amount not exceeding 33 1/3% of the value of its total assets. Any borrowing will be done from a bank and asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Portfolio shall, within three days thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. This borrowing provision is included for temporary liquidity or emergency purposes. All borrowings will be repaid before making investments and any interest paid on such borrowings will reduce income.

The foregoing percentages will apply at the time of the purchase of a security, except for the percentage limitations specified in paragraph 4 above, which will apply at all times.

THE ADVISER

AIG Capital Management Corp. (the "Adviser") is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). AIG is a holding company which through its subsidiaries is primarily engaged in a broad range of insurance and insurance-related and financial services activities in the United States and abroad. The Adviser was formed in June 1994. Its officers and employees include individuals with investment management experience, including experience with short-term investments. The principal business address of the Adviser is 70 Pine Street, New York, New York 10270.

The Adviser serves as the Portfolio's investment adviser and makes the investment decisions for the assets of the Portfolio and continuously reviews, supervises and administers the Portfolio's investment program, subject to the supervision of, and policies established by, the Trustees of the Fund.

The Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .25% of the average daily net assets of the Portfolio. The Adviser has voluntarily agreed to waive 10 basis points (.10%) of its fees and to waive additional fees and/or reimburse certain expenses of the Portfolio to the extent necessary in order to limit net operating expenses to an annual rate of not more than .40% of the average daily net assets of the Class A shares of the Portfolio. The Adviser reserves the right to terminate its waiver or any reimbursements at any time upon sixty days' notice to the Portfolio in its sole discretion. For the fiscal year ended October 31, 1997, the Adviser received (after fee waivers) a fee equal to 0.15% of the Portfolio's average daily net assets.

THE ADMINISTRATOR

SEI Fund Resources (the "Administrator") serves as the Administrator of the Fund. The Administrator provides the Fund with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Fund shall pay the Administrator compensation for services rendered at an annual rate equal to the sum of (i) .10% of average daily net assets up to $50 million; (ii) .08% of average daily net assets from $50 million up to $250 million; (iii) .06% of average daily net assets from $250 million up to $450 million; and (iv) .05% of average daily net assets in excess of $450 million for the first year of the contract. In the second and third years of the Agreement, compensation shall be paid at an annual rate equal to the sum of (i) .10% of average daily net assets up to $50 million; (ii) .08% of average daily net assets from $50 million up to $250 million; and (iii) .05% of average daily net assets in excess of $250 million. There is a minimum annual fee of $75,000 per portfolio plus $15,000 for each additional class.

The Administrator also serves as shareholder servicing agent for the Portfolio.

THE TRANSFER AGENT

DST Systems, Inc., 1004 Baltimore Street, Kansas City, Missouri 64105 (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Fund.

THE DISTRIBUTOR

SEI Investments Distribution Co. (the "Distributor"), Oaks, Pennsylvania 19456, a wholly-owned subsidiary of SEI Investments Company serves as the Fund's distributor pursuant to a distribution agreement (the "Distribution Agreement") with the Fund which applies to Class A and Class B shares of the Portfolio. The Class A shares of the Portfolio are offered without distribution fees.

The Portfolio may also execute brokerage or other agency transactions through an affiliate of the Adviser or through the Distributor for which the affiliate or the Distributor may receive "usual and customary" compensation.

PURCHASE AND REDEMPTION OF SHARES

Shares of the Portfolio may be purchased by qualified investors by contacting the Transfer Agent or by calling 1-800-845-3885. Class A shares are offered to institutional investors acting for themselves or in a fiduciary, advisory, agency, custodial or similar capacity, and to AIG Persons (as defined below). Shares of the Portfolio are offered only to residents of states and other jurisdictions in which the shares are eligible for purchase. In addition, the Fund has authorized certain broker-dealers and other financial intermediaries (collectively, "Authorized Broker-Dealers") to act as the Portfolio's agent for the purposes of accepting purchase orders and redemption requests. The Portfolio will be deemed to have received a purchase order or redemption request upon receipt of the order or request by an Authorized Broker-Dealer.

Purchase of shares of the Portfolio may be made on any day when the New York Stock Exchange and Federal Reserve Bank are open for business (a "Business Day"). Eligibility to invest in Class A shares is contingent upon an investor maintaining a minimum aggregate investment of $10,000,000 in the Portfolio unless: (a) the investor makes an initial investment of at least $5,000,000 and has, in the sole judgment of the Distributor and/or any sub-distributor(s), intent and availability of funds to invest $10,000,000 in Class A shares of the Portfolio within three months of the initial investment; (b) the investor's assets are managed pursuant to an investment advisory agreement with a registered investment advisor that is wholly-owned by AIG; or (c) the investor is in one of the following categories: AIG and any company as to which AIG owns more than 19% of the outstanding capital stock, C.V. Starr & Co., Inc. and any of its direct or indirect subsidiaries and affiliates, senior executive officers of AIG and their families (collectively referred to as "AIG Persons"), as well as entities controlled by such AIG Persons, and certain employee benefit plans sponsored by AIG. There is no minimum for subsequent purchases. The minimum investment may be waived at the Distributor's discretion.

PURCHASES BY WIRE TRANSFER

INITIAL PURCHASES: Before making an initial investment by wire, an investor must first telephone 1-800-845-3885 to be assigned an account number. The investor's name, account number, taxpayer identification number or Social Security number, and address must be specified in the wire. In addition, an Account Application should be promptly forwarded to the Transfer Agent at: The Advisors' Inner Circle Fund, P.O. Box 419009, Kansas City, Missouri 64141-6009.

Shareholders having an account with a commercial bank that is a member of the Federal Reserve System may purchase shares of the Portfolio by requesting their bank to transmit funds by wire to: United Missouri Bank, N.A.; ABA #10-10-00695; for Account Number 9870600404; Further Credit: AIG Money Market Fund. The shareholder's name and account number must be specified in the wire.

SUBSEQUENT PURCHASES: Additional investments may be made at any time through the wire procedures described above, which must include the shareholder's name and account number. The investor's bank may impose a fee for investments by wire.

GENERAL INFORMATION REGARDING PURCHASES

A purchase order for Class A shares will be effective as of the Business Day received by the Transfer Agent if the Transfer Agent receives an order prior to 1:00 p.m. Eastern time and receives federal funds before 3:00 p.m. Eastern time. However, an order for Class A shares may be canceled if federal funds are not received before 3:00 p.m. Eastern time on the same Business Day. Purchases may not be made by check. The purchase price for shares is the net asset value per share next determined after a purchase order has been received by the Transfer Agent and becomes effective.

The Portfolio reserves the right to reject an account application or a purchase order when the Distributor or Transfer Agent determines that it is not in the best interest of the Fund and/or its shareholders to accept such application or purchase order.

REDEMPTIONS

Redemption orders received by the Transfer Agent prior to 1:00 p.m. Eastern time on any Business Day will be effective that day. The redemption price of shares is the net asset value per share of the Portfolio next determined after an effective redemption order, in good form, is received. Shares redeemed will not receive the dividend declared on that day. Payment on redemption will be made as promptly as possible and, in any event, within seven days after the redemption order is received. Shareholders may not close their accounts by telephone.

Shareholders may receive redemption payments in the form of a check or by Federal Reserve transfer or Automatic Clearing House ("ACH") wire transfer. There is no charge for having a check for redemption proceeds mailed. The custodian will deduct a wire charge, currently $10.00, from the amount of a Federal Reserve wire redemption payment made at the request of a shareholder, except that certain institutions may be exempt from this charge. Shareholders cannot redeem shares of the Portfolio by Federal Reserve wire on federal holidays restricting wire transfers. The Portfolio does not charge for ACH wire transfers; however, such transactions will not be posted to a shareholder's bank account until the second Business Day following the transaction.

Shareholders are granted telephone redemption privileges automatically. Neither the Fund nor the Transfer Agent will be responsible for the authenticity of the redemption instructions received by telephone if it reasonably believes those instructions are genuine. The Fund and the Transfer Agent will each employ reasonable procedures to confirm that telephone instructions are genuine, and may be liable for losses resulting from unauthorized or fraudulent telephone transactions if it does not employ those procedures. Such procedures may include taping of telephone conversations.

CALCULATION OF NET ASSET VALUE

Net asset value per share of the Portfolio is determined as of the earlier of 2:00 p.m. Eastern time or the regularly-scheduled close of normal trading on the New York Stock Exchange on each Business Day, based on the amortized cost method described in the Statement of Additional Information. No certificates representing shares will be issued. The net asset value per share of the Portfolio is determined by dividing the total market value of the Portfolio's investments, using amortized cost valuations, and other assets, less any liabilities, by the total number of outstanding shares of the Portfolio.

PERFORMANCE

From time to time the Portfolio advertises its "current yield," "effective yield" and total return. Both yield figures are based on historical earnings and are not intended to indicate future performance. No representation can be made concerning actual future yields. The "current yield" of the Portfolio refers to the income generated by an investment in the Portfolio over a stated seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" (also called "effective compound yield") is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment. Total return represents the change, over a specified period of time, in the value of an investment in the Portfolio after reinvesting all income distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage. The performance of Class A shares will normally be higher than that of Class B shares because Class A shares are not subject to distribution expenses charged to Class B shares. Yield quotations are computed separately for the Class A and Class B shares.

The Portfolio may periodically compare its performance to the performance of other mutual funds tracked by mutual fund rating services, broad groups of comparable mutual funds or unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs.

TAXES

The following summary of certain federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action.

No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Portfolio or its shareholders. Accordingly, shareholders are urged to consult their tax advisers regarding specific questions as to federal, state and local income taxes.

TAX STATUS OF THE PORTFOLIO

The Portfolio is treated as a separate entity for federal income tax purposes and is not combined with the Fund's other portfolios. The Portfolio intends to continue to qualify for the special tax treatment afforded regulated investment companies as defined under Subchapter M of the Internal Revenue Code of 1986, as amended. So long as the Portfolio qualifies for this special tax treatment, it will be relieved of federal income tax on that part of its net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders.

TAX STATUS OF DISTRIBUTIONS

The Portfolio will distribute all of its net investment income (including, for this purpose, net short-term capital gain) to shareholders. Dividends from net investment income will be taxable to shareholders as ordinary income whether received in cash or in additional shares. Although the Portfolio does not expect to recognize any long-term capital gains, any dividends from net capital gain (the excess of net long-term capital gain over net short-term capital loss) will be treated as gain from the sale of a capital asset held for more than one year, regardless of how long the shareholders have held their shares. Generally, distributions from the Portfolio are taxable to shareholders when they are paid. However, dividends declared by the Portfolio in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 of that year, if paid by the Portfolio at any time during the following January.

The Portfolio will inform shareholders annually of the federal income tax status of all distributions. Corporate shareholders should note that Portfolio distributions will not qualify for the dividends-received deduction that is generally available to corporate taxpayers.

Income received on direct United States Government obligations is exempt from income tax at the state level when received directly and may be exempt, depending on the state, when received by a shareholder from the Portfolio provided certain state-specific conditions are satisfied. Interest received on repurchase agreements normally is not exempt from state taxation. The Portfolio will inform shareholders annually of the percentage of income and distributions derived from direct United States Government obligations. Shareholders should consult their tax advisers to determine whether any portion of the income dividends received from the Portfolio is considered tax exempt in their particular state.

The Portfolio intends to make sufficient distributions prior to the end of each calendar year to avoid liability for federal excise tax.

A sale, exchange or redemption of the Portfolio's shares is a taxable event to the shareholder.

Income derived by the Portfolio from securities of foreign issuers may be subject to foreign withholding taxes. The Portfolio will not be able to elect to treat shareholders as having paid their proportionate share of such foreign taxes.

Additional information concerning taxes is set forth in the Statement of Additional Information.

GENERAL INFORMATION

THE FUND

The Fund, an open-end management investment company, was organized under Massachusetts law as a business trust under a Declaration of Trust dated July 18, 1991. The Declaration of Trust permits the Fund to offer separate series ("portfolios") and classes of shares. All consideration received by the Fund for shares of any portfolio and all assets of such portfolio belong to that portfolio and are subject to liabilities related thereto. The Fund reserves the right to create and issue shares of additional portfolios.

The Portfolio pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) pro rata share of the Fund's other expenses, including audit and legal expenses. Expenses not attributable to a specific portfolio are allocated across all of the portfolios on the basis of relative net assets.

TRUSTEES OF THE FUND

The management and affairs of the Fund are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Fund.

VOTING RIGHTS

Each share held entitles the shareholder of record to one vote. The shareholders of each class of the Portfolio will vote separately on matters relating solely to that class. The Portfolio will vote separately on matters relating solely to it. As a Massachusetts business trust, the Fund is not required, and does not intend, to hold annual meetings of shareholders. Shareholder approval will be sought, however, for certain changes in the operation of the Fund and for the election of Trustees under certain circumstances.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Fund. In the event that such a meeting is requested, the Fund will provide appropriate assistance and information to the shareholders requesting the meeting.

As of February 2, 1998, AIG Life Insurance owned a controlling interest in the Class A Shares of the Portfolio as defined by the Investment Company Act of 1940.

REPORTING

The Fund issues unaudited financial information semiannually and audited financial statements annually for the Portfolio. The Fund also furnishes periodic reports and, as necessary, proxy statements to shareholders of record.

SHAREHOLDER INQUIRIES

Shareholder inquiries should be directed to AIG Money Market Fund, c/o The Advisors' Inner Circle Fund, P.O. Box 419009, Kansas City, Missouri 64141-6009 or by calling 1-800-249-7445. Purchase and redemption transactions should be made through the Transfer Agent by calling 1-800-845-3885.

DIVIDENDS AND DISTRIBUTIONS

The Portfolio declares dividends of substantially all of its net investment income (exclusive of capital gains) daily and distributes such dividends monthly. Shares purchased normally begin earning dividends on the Business Day on which the purchase order relating to such share purchase is effective. If any capital gain is realized, substantially all of it will be distributed at least annually.

Shareholders automatically receive all income dividends and capital gain distributions in additional shares, unless the shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to the Transfer Agent at least 15 days prior to the distribution. Shareholders may receive payments for cash distributions in the form of a check or by Federal Reserve or ACH wire transfer.

The amount of dividends payable on Class A shares will be more than those payable on Class B shares because of the distribution fees paid by Class B shares.

COUNSEL AND INDEPENDENT PUBLIC ACCOUNTANTS

Morgan, Lewis & Bockius LLP serves as counsel to the Fund. Arthur Andersen LLP serves as the independent public accountants of the Fund.

CUSTODIAN

CoreStates Bank, N.A., Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, Pennsylvania 19101 acts as custodian (the "Custodian") of the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the Investment Company Act of 1940, as amended (the "1940 Act").

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

The following is a description of the permitted investments for the Portfolio, and the associated risk factors:

ASSET-BACKED SECURITIES -- Asset-backed securities are secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

BANKERS' ACCEPTANCES -- Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers' acceptances are used by corporations to finance the shipment and storage of goods. Maturities are generally six months or less.

CERTIFICATES OF DEPOSIT -- Certificates of deposit are interest bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity.

COMMERCIAL PAPER -- Commercial paper is a term used to describe unsecured short-term promissory notes issued by banks, municipalities, corporations and other entities. Maturities on these issues vary from a few to 270 days.

EURODOLLAR AND YANKEE BANK OBLIGATIONS -- Eurodollar bank obligations are U.S. dollar-denominated certificates of deposit or time deposits issued outside the United States by foreign branches of U.S. banks or by foreign banks. Yankee bank obligations are U.S. dollar denominated obligations issued in the United States by foreign banks.

ILLIQUID SECURITIES -- Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on the Portfolio's books. An illiquid security includes a demand instrument with a demand notice period exceeding seven days, where there is no secondary market for such security, and repurchase agreements with a remaining term to maturity in excess of 7 days.

OBLIGATIONS OF SUPRANATIONAL ENTITIES -- Supranational entities are entities established through the joint participation of several governments, and include the Asian Development Bank, the Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank.

REPURCHASE AGREEMENTS -- Repurchase agreements are agreements by which the Portfolio obtains a security and simultaneously commits to return the security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The Custodian will hold the security as collateral for the repurchase agreement. The Portfolio bears a risk of loss in the event the other party defaults on its obligations and the Portfolio is delayed or prevented from exercising its right to dispose of the collateral or if the Portfolio realizes a loss on the sale of the collateral. The Portfolio will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the 1940 Act.

RESTRICTED SECURITIES -- Restricted securities are securities that may not be sold freely to the public absent registration under the Securities Act of 1933 or an exemption from registration.

RESTRAINTS ON INVESTMENTS BY MONEY MARKET FUNDS -- Investments by a money market fund are subject to limitations imposed under regulations adopted by the SEC. Under these regulations, money market funds may only acquire obligations that present minimal credit risk and that are "eligible securities," which means they are (i) rated, at the time of investment, by at least two NRSROs (one if it is the only organization rating such obligation) in the highest rating category or, if unrated, determined to be of comparable quality (a "first tier security"), or
(ii) rated according to the foregoing criteria in the second highest rating category or, if unrated, determined to be of comparable quality ("second tier security"). A security is not considered to be unrated if its issuer has outstanding obligations of comparable priority and security that have a short-term rating. A money market fund may invest up to 25% of its assets in "first tier" securities of a single issuer for a period of up to three business days. The securities that money market funds may acquire may be supported by credit enhancements, such as demand features or guarantees. The SEC regulations limit the percentage of securities that a money market fund may hold for which a single issuer provides credit enhancements.

REVERSE REPURCHASE AGREEMENTS -- Reverse repurchase agreements are agreements by which the Portfolio sells securities to financial institutions and simultaneously agrees to repurchase those securities at a mutually agreed-upon date and price. At the time a Portfolio enters into a reverse repurchase agreement, the Portfolio will place liquid assets having a value equal to the repurchase price in a segregated custodial account and monitor this account to ensure equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of securities sold by the Portfolio may decline below the price at which the Portfolio is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by the Portfolio under the 1940 Act.

STANDBY COMMITMENTS AND PUTS -- Securities subject to standby commitments or puts permit the holder thereof to sell the securities at a fixed price prior to maturity. Securities subject to a standby commitment or put may be sold at any time at the current market price. However, unless the standby commitment or put was an integral part of the security as originally issued, it may not be marketable or assignable; therefore, the standby commitment or put would only have value to the Portfolio owning the security to which it relates. In certain cases, a premium may be paid for a standby commitment or put, which premium will have the effect of reducing the yield otherwise payable on the underlying security. The Portfolio will limit standby commitment or put transactions to institutions believed to present minimal credit risk.

SECURITES LENDING -- In order to generate additional income, the Portfolio may lend securities which it owns pursuant to agreements requiring that the loan be continuously secured by collateral consisting of cash, or securities of the U.S. Government or its agencies equal to at least 100% of the market value of the securities lent. The Portfolio continues to receive interest on the securities lent while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

SECURITIES OF FOREIGN ISSUERS -- There are certain risks connected with investing in securities of foreign issuers. These include risks of adverse political and economic developments (including possible governmental seizure or nationalization of assets), the possible imposition of exchange controls or other governmental restrictions, less uniformity in accounting and reporting requirements, the possibility that there will be less information on such securities and their issuers available to the public, the difficulty of obtaining or enforcing court judgments abroad, restrictions on foreign investments in other jurisdictions, difficulties in effecting repatriation of capital invested abroad, and difficulties in transaction settlements and the effect of delay on shareholder equity. Foreign securities may be subject to foreign taxes, and may be less marketable than comparable U.S. securities.

STRIPPED GOVERNMENT SECURITIES -- The Portfolio may purchase Separately Traded Registered Interest and Principal Securities ("STRIPS") that are created when the coupon payments and the principal payment are stripped from an outstanding United States Treasury bond by the Federal Reserve Bank of New York and sold separately. The Portfolio may not actively trade STRIPS.

TIME DEPOSITS -- Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than 7 days are considered to be illiquid securities.

U.S. GOVERNMENT AGENCY SECURITIES -- Obligations issued or guaranteed by agencies of the U.S. Government include, among others, the Federal Farm Credit Bank, the Federal Housing Administration and the Small Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S. Government include, among others, the Federal Home Loan Mortgage Corporation, the Federal Land Banks and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Portfolio's shares.

U.S. TREASURY OBLIGATIONS -- U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as STRIPS.

VARIABLE AND FLOATING RATE INSTRUMENTS -- Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES -- When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. The Portfolio will maintain with the Custodian a separate account with liquid assets in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Portfolio before settlement. These securities are subject to market fluctuation due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although the Portfolio generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, the Portfolio may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

================================================================================
                               TABLE OF CONTENTS
                                                                            PAGE
                                                                            ----
SUMMARY ...................................................................    2
EXPENSE SUMMARY ...........................................................    4
FINANCIAL HIGHLIGHTS ......................................................    5
THE FUND AND THE PORTFOLIO ................................................    6
INVESTMENT OBJECTIVE AND POLICIES .........................................    6
INVESTMENT LIMITATIONS ....................................................    7
THE ADVISER ...............................................................    7
THE ADMINISTRATOR .........................................................    8
THE TRANSFER AGENT ........................................................    8
THE DISTRIBUTOR ...........................................................    8
PURCHASE AND REDEMPTION OF SHARES .........................................    8
PERFORMANCE ...............................................................   10
TAXES .....................................................................   10
GENERAL INFORMATION .......................................................   11
DESCRIPTION OF PERMITTED INVESTMENTS
 AND RISK FACTORS .........................................................   12


Fund:
The Advisors Inner Circle Fund

Portfolio:
AIG Money Market Fund

Adviser:
AIG Capital Management Corp.

Distributor:
SEI Investments Distribution Co.

Administrator:
SEI Fund Resources

Legal Counsel:
Morgan, Lewis & Bockius LLP

Independent Public Accountants:
Arthur Andersen LLP

February 27, 1998
For Information call: 1-800-845-3885
AIG-F-001-04
================================================================================

================================================================================

                                   Prospectus



                                      AIG
                               Money Market Fund
                                    Class A

                                     [LOGO]

                                   Advised by
                          AIG Capital Management Corp.


================================================================================

                             AIG MONEY MARKET FUND
                                 CLASS B SHARES

                              Investment Adviser:
                          AIG CAPITAL MANAGEMENT CORP.

AIG Money Market Fund (the "Portfolio") is a diversified money market fund that offers investors a convenient and economical way to invest in a professionally managed diversified portfolio of short-term, high quality securities.

This Prospectus offers Class B shares of the Portfolio, which are offered to clients of American International Group, Inc. ("AIG"), certain of its subsidiaries and affiliates, and other institutional investors acting for themselves or in a fiduciary, advisory, agency, custodial or similar capacity, and individual investors.

AN INVESTMENT IN THE PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE UNITED STATES GOVERNMENT, AND THERE IS NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

This Prospectus sets forth concisely information about The Advisors' Inner Circle Fund (the "Fund") and the Portfolio that a prospective investor should know before investing. The Portfolio is a separate series of the Fund. Investors are advised to read this Prospectus and retain it for future reference.

A Statement of Additional Information dated February 27, 1998, as amended or supplemented from time to time, has been filed with the Securities and Exchange Commission and is available without charge by calling 1-800-249-7445. The Statement of Additional Information is incorporated into this Prospectus by reference. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund is maintained electronically with the Securities and Exchange Commission at its internet web site (http://www.sec.gov).

THE FUND'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE FUND'S SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FEBRUARY 27, 1998

                                    SUMMARY

The following provides basic information about the Class B shares of the AIG Money Market Fund (the "Portfolio"). The Portfolio is one of the mutual funds comprising The Advisors' Inner Circle Fund (the "Fund"). The Fund also offers Class A shares of the Portfolio in a separate prospectus. This summary is qualified in its entirety by reference to the more detailed information provided elsewhere in this Prospectus and in the Statement of Additional Information.

WHAT IS THE INVESTMENT OBJECTIVE? The Portfolio seeks to preserve principal value and maintain a high degree of liquidity while providing current income. There can be no assurance that the Portfolio will achieve its investment objective or be able to maintain a net asset value of $1.00 per share on a continuous basis. See "Investment Objective and Policies."

WHAT ARE THE RISKS INVOLVED WITH AN INVESTMENT IN THE PORTFOLIO? The Portfolio will attempt to maintain a constant net asset value of $1.00 per share but there is no assurance that it can do so on a continuous basis. See "Description of Permitted Investments and Risk Factors."

WHAT ARE THE PERMITTED INVESTMENTS? The Portfolio will invest in a broad range of short-term, high quality U.S. dollar denominated money market instruments, which satisfy certain quality, maturity and diversification criteria, including criteria set by applicable laws and regulations. The Portfolio may invest in obligations of the U.S. Treasury and agencies and instrumentalities of the U.S. Government; obligations of domestic banks and U.S. dollar denominated obligations of foreign banks; short-term obligations of domestic and foreign corporate issuers; obligations of supranational entities; obligations of foreign governments; and repurchase agreements involving any of such obligations. See "Investment Objective and Policies" and "Description of Permitted Investments and Risk Factors."

WHO IS THE ADVISER? AIG Capital Management Corp. (the "Adviser") serves as the investment adviser of the Portfolio. See "Expense Summary" and "The Adviser."

WHO IS THE ADMINISTRATOR? SEI Fund Resources (the "Administrator") serves as the administrator and shareholder servicing agent of the Fund. See "The Administrator."

WHO IS THE TRANSFER AGENT? DST Systems, Inc. (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Fund. See "The Transfer Agent."

WHO IS THE DISTRIBUTOR? SEI Investments Distribution Co. (the "Distributor") serves as the distributor of the Portfolio's shares. See "The Distributor."

IS THERE A SALES LOAD? Class B shares of the Portfolio are offered without a front-end sales charge. However, Class B shares are subject to a distribution fee of .35% of the average daily net assets of the Class B shares. See "The Distributor."

IS THERE A MINIMUM INVESTMENT? There is a minimum investment requirement of $25,000 which the Distributor may waive at its discretion.

HOW DO I PURCHASE AND REDEEM SHARES? Purchases and redemptions may be made through the Transfer Agent on any day when the New York Stock Exchange and Federal Reserve Bank are open for business (a "Business Day"). A purchase order will be effective as of the Business Day received by the Transfer Agent if the Transfer Agent receives an order prior to 1:00 p.m. Eastern time and receives payment with readily available funds prior to 3:00 p.m. Eastern time. To purchase shares by wire, you must FIRST call 1-800-845-3885. Redemption orders placed with the Transfer Agent prior to 1:00 p.m. Eastern time on any Business Day will be effective that Business Day. The purchase and redemption price for shares is the net asset value per share next determined after a purchase or redemption order has been received by the Transfer Agent and becomes effective. The net asset value per share is determined as of the earlier of 2:00 p.m. Eastern time or the regularly-scheduled close of normal trading on the New York Stock Exchange on each Business Day. The Fund has also authorized certain broker-dealers and other financial intermediaries to accept purchase orders and redemption requests up to the times mentioned above on behalf of the Portfolio. Shares redeemed on any Business Day will not receive dividends for that day. See "Purchase and Redemption of Shares."

HOW ARE DIVIDENDS PAID? The Portfolio distributes substantially all of its net investment income (exclusive of capital gains) in the form of dividends declared daily and paid monthly. Shares normally begin earning dividends on the Business Day on which a purchase order is effective. Any capital gain is distributed at least annually. Distributions are paid in additional shares unless the shareholder elects to take the payment in cash. See "Purchase and Redemption of Shares" and "Dividends and Distributions."

                                EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES                           AIG MONEY MARKET FUND

                                                              CLASS B
------------------------------------------------------------------------------
Maximum Sales Load Imposed on Purchases.....................   None
Maximum Sales Load Imposed on Reinvested Dividends..........   None
Deferred Sales Load.........................................   None
Redemption Fees(1)..........................................   None
Exchange Fees...............................................   None
------------------------------------------------------------------------------

(1) A wire redemption charge, currently $10.00, is deducted from the amount of a Federal Reserve wire redemption payment made at the request of a shareholder, except that certain institutions may be exempt from this wire charge.

ANNUAL OPERATING EXPENSES                                  AIG MONEY MARKET FUND
(as a percentage of average net assets
for the most recent fiscal year)

                                                              CLASS B
------------------------------------------------------------------------------
Advisory Fees (after fee waivers)(2)........................   .15%
12b-1 Fees..................................................   .35%
Other Expenses..............................................   .13%
------------------------------------------------------------------------------
Total Operating Expenses (after fee waivers)(2).............   .63%
------------------------------------------------------------------------------

(2) The Adviser has, on a voluntary basis, agreed to waive 10 basis points (.10%) of its fee and to waive additional fees and/or reimburse certain expenses of the Portfolio so that the total expense ratio does not exceed .75%. The Adviser reserves the right to terminate its waiver or any reimbursements at any time upon sixty days' notice to the Portfolio in its sole discretion. Absent such waivers or any reimbursements, advisory fees for the Class B shares of the Portfolio would be .25% and total operating expenses, which include advisory fees, would be .74% of the average daily net assets of the Portfolio on an annualized basis.

EXAMPLE

                                                                      AIG MONEY MARKET FUND
---------------------------------------------------------------------------------------------------

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
An investor would pay the following expenses on a $1,000
  investment assuming (1) 5% annual return and (2)
  redemption at the end of each time period:
CLASS B.....................................................    $6       $20       $35       $79
---------------------------------------------------------------------------------------------------

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of the expense table and example is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by shareholders of the Portfolio. The information set forth in the foregoing table and example relates only to the Class B shares. Additional information may be found under "The Adviser" and "The Administrator."

Long-term Class B shareholders may eventually pay more than the economic equivalent of the maximum front-end sales charges otherwise permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD").

FINANCIAL HIGHLIGHTS                             THE ADVISORS' INNER CIRCLE FUND

The following information on Class B shares of the AIG Money Market Fund has been audited by Arthur Andersen LLP, the Fund's independent public accountants, as indicated in their report dated December 12, 1997 on the Fund's financial statements as of October 31, 1997. This table should be read in conjunction with the Fund's audited financial statements and notes thereto. The Portfolio's financial statements are contained in the Annual Report to Shareholders, which is available without charge by calling 1-800-249-7445.

For a Class B share of the Portfolio Outstanding Throughout the Period:

                                                                   AIG MONEY MARKET FUND
-----------------------------------------------------------------------------------------------------

                                                          11/01/96      11/01/95      2/16/95(1)
                                                             TO            TO             TO
                                                          10/31/97      10/31/96       10/31/95
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD....................  $   1.00      $   1.00       $   1.00
-----------------------------------------------------------------------------------------------------
Income From Investment Operations:
     Net Investment Income..............................      0.05          0.05           0.04
-----------------------------------------------------------------------------------------------------
Total From Investment Operations........................      0.05          0.05           0.04
-----------------------------------------------------------------------------------------------------
Less Distributions:
Distributions From Net Investment Income................     (0.05)        (0.05)         (0.04)
     Total Distributions................................     (0.05)        (0.05)         (0.04)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..........................  $   1.00      $   1.00       $   1.00
-----------------------------------------------------------------------------------------------------
TOTAL RETURN............................................      5.04%         4.89%          5.43%*
-----------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End Of Period (000).........................  $108,754      $135,384       $120,482
Ratio Of Expenses To Average Net Assets.................      0.63%         0.74%          0.75%*
Ratio Of Expenses To Average Net Assets
  (Excluding Waivers and Reimbursements)................      0.74%         0.77%          0.85%*
Ratio Of Net Investment Income To Average
  Net Assets............................................      4.93%         4.79%          5.18%*
Ratio Of Net Investment Income to Average
  Net Assets (Excluding Waivers and Reimbursements).....      4.82%         4.76%          5.08%*
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

* Annualized
(1) The Class B shares of the AIG Money Market Fund commenced operations on February 16, 1995.

THE FUND AND THE PORTFOLIO

The Advisors' Inner Circle Fund (the "Fund") offers shares in a number of separately-managed mutual funds, each of which is a separate series ("portfolio") of the Fund. Each share of each portfolio represents an undivided, proportionate interest in that portfolio. This Prospectus offers Class B shares of the Fund's AIG Money Market Fund (the "Portfolio"), a diversified portfolio. The Portfolio offers two classes of shares (Class A and Class B) which provide for variations in distribution costs, voting rights and dividends. Except for these differences, each share of the Portfolio represents an undivided proportionate interest in the Portfolio. Information regarding the Class A shares of the Portfolio and the other portfolios in the Fund is contained in separate prospectuses that may be obtained by calling 1-800-249-7445.

INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Portfolio is to preserve principal value and maintain a high degree of liquidity while providing current income. It is also a fundamental policy of the Portfolio to use its best efforts to maintain a constant net asset value of $1.00 per share. There is no assurance that the Portfolio will achieve its investment objective or that it will be able to maintain a constant net asset value of $1.00 per share on a continuous basis.

The Portfolio intends to comply with regulations of the Securities and Exchange Commission (the "SEC") applicable to money market funds using the amortized cost method for calculating net asset value. These regulations impose certain quality, maturity and diversification restraints on the Portfolio's investments. Under these regulations, the Portfolio will invest in only U.S. dollar denominated securities, will maintain an average maturity on a dollar-weighted basis of 90 days or less, and will acquire only "eligible securities" that both present minimal credit risks and have a maturity of 397 days or less. For a further discussion of these rules, see "Description of Permitted Investments and Risk Factors -- Restraints on Investments by Money Market Funds."

In seeking its investment objective, the Portfolio will invest exclusively in
(i) bills, notes and bonds issued by the United States Treasury ("U.S. Treasury Obligations") and separately traded interest and principal component parts of such obligations ("Stripped Government Securities"); (ii) obligations issued or guaranteed as to principal and interest by the agencies or instrumentalities of the United States Government; (iii) U.S. dollar denominated short-term obligations of issuers rated at the time of investment in the highest rating category for short-term debt obligations (within which there may be sub-categories or gradations indicating relative standing) by two or more nationally recognized statistical rating organizations ("NRSROs"), or only one NRSRO if only one NRSRO has rated the security, or, if not rated, as determined by the Adviser to be of comparable quality, consisting of obligations of U.S. and foreign corporations, domestic banks, foreign banks, and U.S. and foreign savings and loan institutions; (iv) repurchase agreements with respect to the foregoing; (v) obligations of supranational entities satisfying the credit standards described above or, if not rated, determined by the Adviser to be of comparable quality; and (vi) obligations of foreign governments, agencies and instrumentalities satisfying the credit standards described above or, if not rated, determined by the Adviser to be of comparable quality.

The Portfolio reserves the right to invest more than 25% of its total assets in obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks subject to similar regulations as U.S. banks. To the extent that the Portfolio invests more than 25% of its assets in bank obligations, it will be exposed to the risks associated with that industry as a whole. The Portfolio may purchase asset-backed securities rated in the highest NRSRO rating category at the time of investment. The Portfolio may invest in securities which pay interest on a variable or floating rate basis. In addition, the Portfolio may acquire securities on a when-issued basis and may buy securities which are subject to puts or standby commitments. The Portfolio will not invest more than 10% of its net assets in illiquid securities. The Portfolio reserves the right to enter into reverse repurchase agreements and engage in securities lending.

The Portfolio will use NRSROs such as Standard & Poor's Corporation and Moody's Investors Service, Inc. when determining security credit ratings.

For a description of the above ratings and additional information regarding the Portfolio's permitted investments, see "Description of Permitted Investments and Risk Factors" in this Prospectus and "Description of Permitted Investments" in the Statement of Additional Information.

INVESTMENT LIMITATIONS

The investment objective and the investment limitations set forth here and in the Statement of Additional Information are fundamental policies of the Portfolio. Fundamental policies cannot be changed without the consent of the holders of a majority of the Portfolio's outstanding shares.

The Portfolio may not:

1. Purchase securities of any issuer (except securities issued or guaranteed by the United States Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Portfolio would be invested in the securities of such issuer; provided, however, that the Portfolio may invest up to 25% of its total assets without regard to this restriction as permitted by applicable law.

2. Purchase any securities which would cause 25% or more of the total assets of the Portfolio to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in the obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, repurchase agreements involving such securities and obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks subject to the same regulations as U.S. banks. For purposes of this limitation, (i) utility companies will be classified according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iii) supranational entities will be considered a separate industry; and (iv) asset-backed securities will be classified according to the underlying assets securing such securities.

3. Make loans, except that the Portfolio may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in this Prospectus and in the Statement of Additional Information.

4. Borrow money, except that the Portfolio may (i) enter into reverse repurchase agreements and (ii) borrow money for temporary or emergency purposes and then only in an amount not exceeding 33 1/3% of the value of its total assets. Any borrowing will be done from a bank and asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Portfolio shall, within three days thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. This borrowing provision is included for temporary liquidity or emergency purposes. All borrowings will be repaid before making investments and any interest paid on such borrowings will reduce income.

The foregoing percentages will apply at the time of the purchase of a security, except for the percentage limitations specified in paragraph 4 above, which will apply at all times.

THE ADVISER

AIG Capital Management Corp. (the "Adviser") is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). AIG is a holding company which through its subsidiaries is primarily engaged in a broad range of insurance and insurance-related and financial services activities in the United States and abroad. The Adviser was formed in June 1994. Its officers and employees include individuals with investment management experience, including experience with short-term investments. The principal business address of the Adviser is 70 Pine Street, New York, New York 10270.

The Adviser serves as the Portfolio's investment adviser and makes the investment decisions for the assets of the Portfolio and continuously reviews, supervises and administers the Portfolio's investment program, subject to the supervision of, and policies established by, the Trustees of the Fund.

The Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .25% of the average daily net assets of the Portfolio. The Adviser has voluntarily agreed to waive 10 basis points (.10%) of its fees and to waive additional fees and/or reimburse certain expenses of the Portfolio to the extent necessary in order to limit net operating expenses to an annual rate of not more than .75% of the average daily net assets of the Class B shares of the Portfolio. The Adviser reserves the right to terminate its waiver or any reimbursements at any time upon sixty days' notice to the Portfolio in its sole discretion. For the fiscal year ended October 31, 1997, the Adviser received (after fee waivers) a fee equal to 0.15% of the Portfolio's average daily net assets.

THE ADMINISTRATOR

SEI Fund Resources (the "Administrator") serves as the Administrator of the Fund. The Administrator provides the Fund with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Fund shall pay the Administrator compensation for services rendered at an annual rate equal to the sum of (i) .10% of average daily net assets up to $50 million; (ii) .08% of average daily net assets from $50 million up to $250 million; (iii) .06% of average daily net assets from $250 million up to $450 million; and (iv) .05% of average daily net assets in excess of $450 million for the first year of the contract. In the second and third years of the Agreement, compensation shall be paid at an annual rate equal to the sum of (i) .10% of average daily net assets up to $50 million; (ii) .08% of average daily net assets from $50 million up to $250 million; and (iii) .05% of average daily net assets in excess of $250 million. There is a minimum annual fee of $75,000 per portfolio plus $15,000 for each additional class.

The Administrator also serves as shareholder servicing agent for the Portfolio.

THE TRANSFER AGENT

DST Systems, Inc., 1004 Baltimore Street, Kansas City, Missouri 64105 (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Fund.

THE DISTRIBUTOR

SEI Investments Distribution Co. (the "Distributor"), Oaks, Pennsylvania 19456, a wholly-owned subsidiary of SEI Investments Company, serves as the Fund's distributor pursuant to a distribution agreement (the "Distribution Agreement") with the Fund which applies to Class A and Class B shares of the Portfolio. The Class B shares of the Portfolio are subject to a distribution plan (the "Class B Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). As provided in the Distribution Agreement and the Class B Plan, the Portfolio pays an annual fee of .35% of the Class B shares' average daily net assets to the Distributor as compensation for its services. From this amount the Distributor and any sub-distributor appointed by the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies including, without limit, other subsidiaries and affiliates of AIG, investment counselors, broker-dealers and the Distributor's affiliates and subsidiaries (collectively, "Agents") as compensation for services, reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services. The Class B Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution or shareholder service expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. Investors should understand that some Agents may charge their clients fees in connection with purchases of Class B shares or the provision of shareholder services with respect to Class B shares. The Fund intends to operate the Class B Plan in accordance with its terms and with the NASD rules concerning sales charges.

The Distributor has appointed AIG Equity Sales Corp., a wholly-owned subsidiary of AIG and an affiliate of the Adviser, as sub-distributor and servicing agent with respect to the Class B shares.

The Portfolio may also execute brokerage or other agency transactions through an affiliate of the Adviser or through the Distributor for which the affiliate or the Distributor may receive "usual and customary" compensation.

Certain financial institutions offering shares to their customers may be required to register as dealers pursuant to federal and state laws.

PURCHASE AND REDEMPTION OF SHARES

Shares of the Portfolio may be purchased by qualified investors by contacting the Transfer Agent or by calling 1-800-845-3885. Shares of the Portfolio are offered only to residents of states and other jurisdictions in which the shares are eligible for purchase. In addition, the Fund has authorized certain broker-dealers and other financial intermediaries (collectively "Authorized Broker-Dealers") to act as the Portfolio's agent for the purposes of accepting purchase orders and redemption requests. The Portfolio will be deemed to have received a purchase order or redemption request upon receipt of the order or request by an Authorized Broker-Dealer.

Purchase of shares of the Portfolio may be made on any day when the New York Stock Exchange and Federal Reserve Bank are open for business (a "Business Day"). The minimum investment in the Class B shares is $25,000; however, the minimum investment may be waived at the Distributor's discretion. There is no minimum for subsequent purchases.

PURCHASES BY WIRE TRANSFER

INITIAL PURCHASES: Before making an initial investment by wire, an investor must first telephone 1-800-845-3885 to be assigned an account number. The investor's name, account number, taxpayer identification number or Social Security number, and address must be specified in the wire. In addition, an Account Application should be promptly forwarded to the Transfer Agent at: The Advisors' Inner Circle Fund, P.O. Box 419009, Kansas City, Missouri 64141-6009.

Shareholders having an account with a commercial bank that is a member of the Federal Reserve System may purchase shares of the Portfolio by requesting their bank to transmit funds by wire to: United Missouri Bank, N.A.; ABA #10-10-00695; for Account Number 9870600404; Further Credit: AIG Money Market Fund. The shareholder's name and account number must be specified in the wire.

SUBSEQUENT PURCHASES: Additional investments may be made at any time through the wire procedures described above, which must include the shareholder's name and account number. The investor's bank may impose a fee for investments by wire.

GENERAL INFORMATION REGARDING PURCHASES

A purchase order for Class B shares will be effective as of the Business Day received by the Transfer Agent if the Transfer Agent receives an order prior to 1:00 p.m. Eastern time and receives federal funds before 3:00 p.m. Eastern time. However, an order for Class B shares may be canceled if federal funds are not received before 3:00 p.m. on the same Business Day. Purchases may not be made by check. The purchase price for shares is the net asset value per share next determined after a purchase order has been received by the Transfer Agent and becomes effective.

The Portfolio reserves the right to reject an account application or a purchase order when the Distributor or Transfer Agent determines that it is not in the best interest of the Fund and/or its shareholders to accept such application or purchase order.

REDEMPTIONS

Redemption orders received by the Transfer Agent prior to 1:00 p.m. Eastern time on any Business Day will be effective that day. The redemption price of shares is the net asset value per share of the Portfolio next determined after an effective redemption order, in good form, is received. Shares redeemed will not receive the dividends declared on that day. Payment on redemption will be made as promptly as possible and, in any event, within seven days after the redemption order is received. Shareholders may not close their accounts by telephone.

Shareholders may receive redemption payments in the form of a check or by Federal Reserve transfer or Automatic Clearing House ("ACH") wire transfer. There is no charge for having a check for redemption proceeds mailed. The custodian will deduct a wire charge, currently $10.00, from the amount of a Federal Reserve wire redemption payment made at the request of a shareholder, except that certain institutions may be exempt from this charge. Shareholders cannot redeem shares of the Portfolio by Federal Reserve wire on federal holidays restricting wire transfers. The Portfolio does not charge for ACH wire transfers; however, such transactions will not be posted to a shareholder's bank account until the second Business Day following the transaction.

Shareholders are granted telephone redemption privileges automatically. Neither the Fund nor the Transfer Agent will be responsible for the authenticity of the redemption instructions received by telephone if it reasonably believes those instructions are genuine. The Fund and the

Transfer Agent will each employ reasonable procedures to confirm that telephone instructions are genuine, and may be liable for losses resulting from unauthorized or fraudulent telephone transactions if it does not employ those procedures. Such procedures may include taping of telephone conversations.

CALCULATION OF NET ASSET VALUE

Net asset value per share of the Portfolio is determined as of the earlier of 2:00 p.m. Eastern time or the regularly-scheduled close of normal trading on the New York Stock Exchange on each Business Day, based on the amortized cost method described in the Statement of Additional Information. No certificates representing shares will be issued. The net asset value per share of the Portfolio is determined by dividing the total market value of the Portfolio's investments using amortized cost valuations, and other assets, less any liabilities, by the total number of outstanding shares of the Portfolio.

PERFORMANCE

From time to time the Portfolio advertises its "current yield," "effective yield" and total return. Both yield figures are based on historical earnings and are not intended to indicate future performance. No representation can be made concerning actual future yields. The "current yield" of the Portfolio refers to the income generated by an investment in the Portfolio over a stated seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" (also called "effective compound yield") is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment. Total return represents the change, over a specified period of time, in the value of an investment in the Portfolio after reinvesting all income distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage. The performance of Class A shares will normally be higher than that of Class B shares because Class A shares are not subject to distribution expenses charged to Class B shares. Yield quotations are computed separately for the Class A and Class B shares.

The Portfolio may periodically compare its performance to the performance of other mutual funds tracked by mutual fund rating services, broad groups of comparable mutual funds or unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs.

TAXES

The following summary of certain federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action.

No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Portfolio or its shareholders. Accordingly, shareholders are urged to consult their tax advisers regarding specific questions as to federal, state and local income taxes.

TAX STATUS OF THE PORTFOLIO

The Portfolio is treated as a separate entity for federal income tax purposes and is not combined with the Fund's other portfolios. The Portfolio intends to continue to qualify for the special tax treatment afforded regulated investment companies as defined under Subchapter M of the Internal Revenue Code of 1986, as amended. So long as the Portfolio qualifies for this special tax treatment, it will be relieved of federal income tax on that part of its net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders.

TAX STATUS OF DISTRIBUTIONS

The Portfolio will distribute all of its net investment income (including, for this purpose, net short-term capital gain) to shareholders. Dividends from net investment income will be taxable to shareholders as ordinary income whether received in cash or in additional shares. Although the Portfolio does not expect to recognize any long-term capital gains, any dividends from net capital gain (the excess of net long-term capital gain over net short-term capital loss) will be treated as gain from the sale of a capital asset held for more than one year, regardless of how long the shareholders have held their shares. Generally, distributions from the Portfolio are taxable to shareholders when they are paid. However, dividends declared by the Portfolio in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 of that year, if paid by the Portfolio at any time during the following January.

The Portfolio will inform shareholders annually of the federal income tax status of all distributions. Corporate shareholders should note that Portfolio distributions will not qualify for the dividends-received deduction that is generally available to corporate taxpayers.

Income received on direct United States Government obligations is exempt from income tax at the state level when received directly and may be exempt, depending on the state, when received by a shareholder from the Portfolio provided certain state-specific conditions are satisfied. Interest received on repurchase agreements normally is not exempt from state taxation. The Portfolio will inform shareholders annually of the percentage of income and distributions derived from direct United States Government obligations. Shareholders should consult their tax advisers to determine whether any portion of the income dividends received from the Portfolio is considered tax exempt in their particular state.

The Portfolio intends to make sufficient distributions prior to the end of each calendar year to avoid liability for federal excise tax.

A sale, exchange or redemption of the Portfolio's shares is a taxable event to the shareholder.

Income derived by the Portfolio from securities of foreign issuers may be subject to foreign withholding taxes. The Portfolio will not be able to elect to treat shareholders as having paid their proportionate share of such foreign taxes.

Additional information concerning taxes is set forth in the Statement of Additional Information.

GENERAL INFORMATION
THE FUND

The Fund, an open-end management investment company, was organized under Massachusetts law as a business trust under a Declaration of Trust dated July 18, 1991. The Declaration of Trust permits the Fund to offer separate series ("portfolios") and classes of shares. All consideration received by the Fund for shares of any portfolio and all assets of such portfolio belong to that portfolio and are subject to liabilities related thereto. The Fund reserves the right to create and issue shares of additional portfolios.

The Portfolio pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) pro rata share of the Fund's other expenses, including audit and legal expenses. Expenses not attributable to a specific portfolio are allocated across all of the portfolios on the basis of relative net assets.

TRUSTEES OF THE FUND

The management and affairs of the Fund are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Fund.

VOTING RIGHTS

Each share held entitles the shareholder of record to one vote. The shareholders of each class of the Portfolio will vote separately on matters relating solely to that class. The Portfolio will vote separately on matters relating solely to it. As a Massachusetts business trust, the Fund is not required, and does not intend, to hold annual meetings of shareholders. Shareholder approval will be sought, however, for certain changes in the operation of the Fund and for the election of Trustees under certain circumstances.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Fund. In the event that such a meeting is requested, the Fund will provide appropriate assistance and information to the shareholders requesting the meeting.

As of February 2, 1998, NUF/Machine Deductible owned a controlling interest in the Class B Shares of the Portfolio as defined by the Investment Company Act of 1940.

REPORTING

The Fund issues unaudited financial information semiannually and audited financial statements annually for the Portfolio. The Fund also furnishes periodic reports and, as necessary, proxy statements to shareholders of record.

SHAREHOLDER INQUIRIES

Shareholder inquiries should be directed to AIG Money Market Fund, c/o The Advisors' Inner Circle Fund, P.O. Box 419009, Kansas City, Missouri 64141-6009 or by calling 1-800-249-7445. Purchase and redemption transactions should be made through the Transfer Agent by calling 1-800-845-3885.

DIVIDENDS AND DISTRIBUTIONS

The Portfolio declares dividends of substantially all of its net investment income (exclusive of capital gains) daily and distributes such dividends monthly. Shares purchased normally begin earning dividends on the Business Day on which the purchase order relating to such share purchase is effective. If any capital gain is realized, substantially all of it will be distributed at least annually.

Shareholders automatically receive all income dividends and capital gain distributions in additional shares, unless the shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to the Transfer Agent at least 15 days prior to the distribution. Shareholders may receive payments for cash distributions in the form of a check or by Federal Reserve or ACH wire transfer.

COUNSEL AND INDEPENDENT PUBLIC ACCOUNTANTS

Morgan, Lewis & Bockius LLP serves as counsel to the Fund. Arthur Andersen LLP serves as the independent public accountants of the Fund.

CUSTODIAN

CoreStates Bank, N.A., Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, Pennsylvania 19101 acts as custodian (the "Custodian") of the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

DESCRIPTION OF PERMITTED
INVESTMENTS AND RISK FACTORS

The following is a description of permitted investments for the Portfolio, and the associated risk factors:

ASSET-BACKED SECURITIES--Asset-backed securities are secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

BANKERS' ACCEPTANCES--Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers' acceptances are used by corporations to finance the shipment and storage of goods. Maturities are generally six months or less.

CERTIFICATES OF DEPOSIT--Certificates of deposit are interest bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity.

COMMERCIAL PAPER--Commercial paper is a term used to describe unsecured short-term promissory notes issued by banks, municipalities, corporations and other entities. Maturities on these issues vary from a few to 270 days.

EURODOLLAR AND YANKEE BANK OBLIGATIONS--Eurodollar bank obligations are U.S. dollar denominated certificates of deposit or time deposits issued outside the United States by foreign branches of U.S. banks or by foreign banks. Yankee bank obligations are U.S. dollar denominated obligations issued in the United States by foreign banks.

ILLIQUID SECURITIES--Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on the Portfolio's books.

An illiquid security includes a demand instrument with a demand notice period exceeding seven days, where there is no secondary market for such security, and repurchase agreements with a remaining term to maturity in excess of 7 days.

OBLIGATIONS OF SUPRANATIONAL ENTITIES--Supranational entities are entities established through the joint participation of several governments, and include the Asian Development Bank, the Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank.

REPURCHASE AGREEMENTS--Repurchase agreements are agreements by which the Portfolio obtains a security and simultaneously commits to return the security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The Custodian will hold the security as collateral for the repurchase agreement. The Portfolio bears a risk of loss in the event the other party defaults on its obligations and the Portfolio is delayed or prevented from exercising its right to dispose of the collateral or if the Portfolio realizes a loss on the sale of the collateral. The Portfolio will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the 1940 Act.

RESTRICTED SECURITIES--Restricted securities are securities that may not be sold freely to the public absent registration under the Securities Act of 1933 or an exemption from registration.

RESTRAINTS ON INVESTMENTS BY MONEY MARKET FUNDS--Investments by a money market fund are subject to limitations imposed under regulations adopted by the SEC. Under these regulations, money market funds may only acquire obligations that present minimal credit risk and that are "eligible securities," which means they are (i) rated, at the time of investment, by at least two NRSROs (one if it is the only organization rating such obligation) in the highest rating category or, if unrated, determined to be of comparable quality (a "first tier security"); or
(ii) rated according to the foregoing criteria in the second highest rating category or, if unrated, determined to be of comparable quality ("second tier security"). A security is not considered to be unrated if its issuer has outstanding obligations of comparable priority and security that have a short-term rating. A money market fund may invest up to 25% of its assets in "first tier" securities of a single issuer for a period of up to three business days. The securities that money market funds may acquire may be supported by credit enhancements, such as demand features or guarantees. The SEC regulations limit the percentage of securities that a money market fund may hold for which a single issuer provides credit enhancements.

REVERSE REPURCHASE AGREEMENTS--Reverse repurchase agreements are agreements by which the Portfolio sells securities to financial institutions and simultaneously agrees to repurchase those securities at a mutually agreed-upon date and price. At the time a Portfolio enters into a reverse repurchase agreement, the Portfolio will place liquid assets having a value equal to the repurchase price in a segregated custodial account and monitor this account to ensure equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of securities sold by the Portfolio may decline below the price at which the Portfolio is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by the Portfolio under the 1940 Act.

STANDBY COMMITMENTS AND PUTS--Securities subject to standby commitments or puts permit the holder thereof to sell the securities at a fixed price prior to maturity. Securities subject to a standby commitment or put may be sold at any time at the current market price. However, unless the standby commitment or put was an integral part of the security as originally issued, it may not be marketable or assignable; therefore, the standby commitment or put would only have value to the Portfolio owning the security to which it relates. In certain cases, a premium may be paid for a standby commitment or put, which premium will have the effect of reducing the yield otherwise payable on the underlying security. The Portfolio will limit standby commitment or put transactions to institutions believed to present minimal credit risk.

SECURITIES LENDING--In order to generate additional income, the Portfolio may lend securities which it owns pursuant to agreements requiring that the loan be continuously secured by collateral consisting of cash or securities of the U.S. Government or its agencies equal to at least 100% of the market value of the securities lent. The Portfolio continues to receive interest on the securities lent while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

SECURITIES OF FOREIGN ISSUERS--There are certain risks connected with investing in securities of foreign issuers. These include risks of adverse political and economic developments (including possible governmental seizure or nationalization of assets), the possible imposition of exchange controls or other governmental restrictions, less uniformity in accounting and reporting requirements, the possibility that there will be less information on such securities and their issuers available to the public, the difficulty of obtaining or enforcing court judgments abroad, restrictions on foreign investments in other jurisdictions, difficulties in effecting repatriation of capital invested abroad, and difficulties in transaction settlements and the effect of delay on shareholder equity. Foreign securities may be subject to foreign taxes, and may be less marketable than comparable U.S. securities.

STRIPPED GOVERNMENT SECURITIES--The Portfolio may purchase Separately Traded Registered Interest and Principal Securities ("STRIPS") that are created when the coupon payments and the principal payment are stripped from an outstanding United States Treasury bond by the Federal Reserve Bank of New York and sold separately. The Portfolio may not actively trade STRIPS.

TIME DEPOSITS--Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or a remaining term to maturity in excess of 7 days are considered to be illiquid securities.

U.S. GOVERNMENT AGENCY SECURITIES--Obligations issued or guaranteed by agencies of the U.S. Government include, among others, the Federal Farm Credit Bank, the Federal Housing Administration and the Small Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S. Government include, among others, the Federal Home Loan Mortgage Corporation, the Federal Land Banks and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Portfolio's shares.

U.S. TREASURY OBLIGATIONS--U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as STRIPS.

VARIABLE AND FLOATING RATE INSTRUMENTS--Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES--When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. The Portfolio will maintain with the Custodian a separate account with liquid assets in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Portfolio before settlement. These securities are subject to market fluctuation due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although the Portfolio generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, the Portfolio may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

================================================================================
                  TABLE OF CONTENTS
                                                                            PAGE
                                                                            ----
SUMMARY ...................................................................    2
EXPENSE SUMMARY ...........................................................    4
FINANCIAL HIGHLIGHTS ......................................................    5
THE FUND AND THE PORTFOLIO ................................................    6
INVESTMENT OBJECTIVE AND POLICIES .........................................    6
INVESTMENT LIMITATIONS ....................................................    7
THE ADVISER ...............................................................    8
THE ADMINISTRATOR .........................................................    8
THE TRANSFER AGENT ........................................................    9
THE DISTRIBUTOR ...........................................................    9
PURCHASE AND REDEMPTION OF SHARES .........................................    9
PERFORMANCE ...............................................................   11
TAXES .....................................................................   11
GENERAL INFORMATION .......................................................   12
DESCRIPTION OF PERMITTED INVESTMENTS
 AND RISK FACTORS .........................................................   14


Fund:
The Advisors Inner Circle Fund

Portfolio:
AIG Money Market Fund

Adviser:
AIG Capital Management Corp.

Distributor:
SEI Investments Distribution Co.

Administrator:
SEI Fund Resources

Legal Counsel:
Morgan, Lewis & Bockius LLP

Independent Public Accountants:
Arthur Andersen LLP

February 27, 1998
For Information call: 1-800-845-3885
AIG-F-002-05
================================================================================

================================================================================




                                   Prospectus



                                      AIG
                               Money Market Fund
                                    Class B

                                     [LOGO]

                                   Advised by

                          AIG Capital Management Corp.



================================================================================

                                AIG MONEY MARKET FUND

                                 Investment Adviser:
                             AIG CAPITAL MANAGEMENT CORP.


This STATEMENT OF ADDITIONAL INFORMATION is not a prospectus and relates only to the Class A and Class B shares of the AIG Money Market Fund (the "Portfolio"). It is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund (the "Fund") and the Portfolio. This Statement of Additional Information should be read in conjunction with the Portfolio's Prospectuses dated February 27, 1998, as amended or supplemented from time to time. A copy of the Prospectuses for the Class A and Class B shares of the Portfolio may be obtained by calling 1-800-249-7445.



                                  TABLE OF CONTENTS
THE FUND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-2
DESCRIPTION OF PERMITTED INVESTMENTS . . . . . . . . . . . . . . . . . . . S-2
INVESTMENT LIMITATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . S-3
THE ADVISER. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-4
THE ADMINISTRATOR. . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-5
THE DISTRIBUTOR. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-6
TRUSTEES AND OFFICERS OF THE FUND. . . . . . . . . . . . . . . . . . . . . S-7
PERFORMANCE INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . S-10
PURCHASE AND REDEMPTION OF SHARES. . . . . . . . . . . . . . . . . . . . . S-11
DETERMINATION OF NET ASSET VALUE . . . . . . . . . . . . . . . . . . . . . S-12
TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-13
PORTFOLIO TRANSACTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . S-15
DESCRIPTION OF SHARES. . . . . . . . . . . . . . . . . . . . . . . . . . . S-17
SHAREHOLDER LIABILITY. . . . . . . . . . . . . . . . . . . . . . . . . . . S-18
LIMITATION OF TRUSTEES' LIABILITY. . . . . . . . . . . . . . . . . . . . . S-18
5% SHAREHOLDERS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-18
EXPERTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-19
FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . S-19
APPENDIX . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . A-1




February 27, 1998



AIG-F-003-05

THE FUND

This Statement of Additional Information relates only to the AIG Money Market Fund (the "Portfolio"). The Portfolio is a separate series of The Advisors' Inner Circle Fund (the "Fund"), an open-end management investment company, established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated July 18, 1991. The Declaration of Trust permits the Fund to offer separate series ("portfolios") of shares of beneficial interest ("shares"). Shares of the Portfolio may be purchased through two separate classes (Class A and Class B) which provide for variations in distribution fees, voting rights and dividends. Except for these differences, each share of the Portfolio represents an equal proportionate interest in the Portfolio. See "Description of Shares." No investment in shares of the Portfolio should be made without first reading the applicable Prospectus of the Portfolio. Capitalized terms not defined herein are defined in the Prospectuses.

DESCRIPTION OF PERMITTED INVESTMENTS

The following sets forth certain information as a supplement to the "Investment Objective and Policies" and "Description of Permitted Investments and Risk Factors" sections of the Prospectuses.

ASSET-BACKED SECURITIES - The Portfolio may invest in asset-backed securities secured by assets including company receivables, truck and auto loans, leases and credit card receivables. The Portfolio may invest in other asset-backed securities that may be created in the future if the Adviser determines they are suitable. These issues may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the paydown characteristics of the underlying financial assets which are passed through to the security holder.

Asset-backed securities are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with collateralized mortgage obligations ("CMOs"). In addition, credit card receivables are unsecured obligations of the card holder.

SECURITIES OF FOREIGN GOVERNMENTS - The Portfolio may invest in U.S. dollar denominated obligations of foreign governments. These instruments may subject the Portfolio to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers.

Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

SECURITIES OF FOREIGN ISSUERS - There are certain risks connected with investing in foreign securities. These include risks of adverse political and economic developments (including possible governmental seizure or nationalization of assets), the possible imposition of exchange controls or other governmental restrictions, less uniformity in accounting and reporting requirements, the possibility that there will be less information on such securities and their issuers available to the public, the difficulty of obtaining or enforcing court judgments abroad, restrictions on foreign investments in other jurisdictions, difficulties in effecting repatriation of capital invested abroad, and difficulties in transaction settlements and the effect of delay on shareholder equity. Foreign securities may be subject to foreign taxes, and may be less marketable than comparable U.S. securities.


Certain UNITED STATES GOVERNMENT AGENCIES have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. Agencies of the United States Government which issue such obligations consist of, among others, the Export Import Bank of the United States, Farmers Home Administration, Federal Farm Credit Bank, Federal Housing Administration, Government National Mortgage Association ("GNMA"), Maritime Administration, Small Business Administration, and the Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued by, among others, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Fannie Mae and the United States Postal Service. Some of these securities are supported by the full faith and credit of the United States Treasury. Others are supported by the right of the issuer to borrow from the Treasury and still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the United States Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing the value of the obligation prior to maturity.


INVESTMENT LIMITATIONS

In addition to the limitations listed in the "Investment Limitations" section in the Prospectuses, the Portfolio may not:

1.   Acquire more than 5% of the voting securities of any one issuer.

2.   Invest in companies for the purpose of exercising control.

3. Pledge, mortgage or hypothecate assets except to secure temporary borrowings as disclosed in the fundamental policies described in the Prospectuses in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the incurrence of such loan.

4. Purchase or sell real estate, real estate limited partnership interests, futures contracts, commodities or commodities contracts and interests in a pool of securities that are secured by interests in real estate. However, subject to the permitted investments of the Portfolio, it may invest in municipal securities or other marketable obligations secured by real estate or interests therein.

5. Make short sales of securities, maintain a short position or purchase securities on margin, except that the Portfolio may obtain short-term credits as necessary for the clearance of security transactions.

6. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling the Portfolio security.

7. Purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder.

8. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the SEC.

9. Purchase or retain securities of an issuer if, to the knowledge of the Portfolio, an officer, trustee, partner or director of the Fund or any investment adviser of the Portfolio owns beneficially more than 0.5% of the shares or securities of such issuer and all such officers, trustees, partners and directors owning more than 0.5% of such shares or securities together own more than 5% of such shares or securities.

10. Invest in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases.

11.  Write puts, calls, options or combinations thereof or invest in warrants.

The foregoing percentages will apply at the time of the purchase of a security.

THE ADVISER

The Fund and AIG Capital Management Corp. (the "Adviser") have entered into an advisory agreement dated November 21, 1994 (the "Advisory Agreement"). The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.


For the fiscal period ended October 31, 1995 and the fiscal years ended October 31, 1996 and October 31, 1997, the Adviser was paid advisory fees of $548,035, $1,023,856 and $689,323, respectively, and waived advisory fees of $243,994, $81,307, and $459,559, respectively, with respect to the Portfolio.


The continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Portfolio, and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Fund or, with respect to the Portfolio, by a majority of the outstanding shares of the Portfolio, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Fund.

THE ADMINISTRATOR


The Fund and SEI Fund Resources (the "Administrator") have entered into an administration agreement (the "Administration Agreement"). The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. For the fiscal period ended October 31, 1995 and the fiscal years ended October 31, 1996 and October 31, 1997, the Administrator received a fee of $331,829, $411,405 and $326,095, respectively, from the Portfolio. The Administrator waived $13,365 and $56,655, respectively, of fees for the fiscal years ended October 31, 1996 and October 31, 1997.


The Fund and the Administrator have also entered into a shareholder servicing agreement pursuant to which the Administrator provides certain shareholder services in addition to those set forth in the Administration Agreement.


The Administrator, a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds: The Achievement Funds Trust, The Arbor Fund, ARK Funds,

Bishop Street Funds, Boston 1784 Funds-Registered Trademark-, CoreFunds, Inc., CrestFunds, Inc., CUFUND, The Expedition Funds, FMB Funds, Inc., First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, Marquis Funds-Registered Trademark-, Monitor Funds, Morgan Grenfell Investment Trust, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, Rembrandt Funds-Registered Trademark-, Santa Barbara Group of Mutual Funds, Inc., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, TIP Funds and TIP Institutional Funds.


THE DISTRIBUTOR


SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments, and the Fund are parties to a distribution agreement dated November 14, 1991 ("Distribution Agreement") which applies to both Class A and Class B shares of the Portfolio.


The Distribution Agreement is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority of the outstanding shares of the Fund upon not more than 60 days' written notice by either party or upon assignment by the Distributor. The Distributor does not receive compensation for distribution of Class A shares of the Portfolio. Class B shares are subject to the terms of a distribution plan dated August 8, 1994 (the "Class B Plan").

CLASS B PLAN


The Distribution Agreement and the Class B Plan adopted by the sole initial shareholder of the Class B shares provide that the Class B shares of the Portfolio will pay the Distributor a fee of .35% of the average daily net assets of the Class B shares which the Distributor may use to compensate broker-dealers and service providers, including the Adviser and its affiliates which provide administrative and/or distribution services to the Class B Shareholders or their customers who beneficially own Class B shares. The Distributor has appointed AIG Equity Sales Corp. (the "Sub-Distributor"), a wholly-owned subsidiary of AIG and an affiliate of the Adviser, as sub-distributor and servicing agent with respect to the Class B shares of the Portfolio.



The Fund has adopted the Class B Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Class B Plan must be approved annually by a majority of the Trustees of the Fund and by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons (as defined by the 1940 Act) of any party to the Distribution Agreement ("Qualified Trustees"). The Class B Plan requires that quarterly written reports of amounts spent under the Class B Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Class B Plan may not be amended to increase materially the amount which may be spent thereunder without approval by a majority of the outstanding Class B shares of the Portfolio. All material amendments of the Plan will require approval by a majority of the Trustees of the Fund and of the Qualified Trustees.



For the fiscal years ended October 31, 1996 and October 31, 1997, the Distributor received from the Portfolio, pursuant to the Class B Plan, distribution fees in the amount of $397,438 and $419,962, respectively, with respect to the Class B shares. The entire amount of these fees was paid by the Distributor to the Sub-Distributor, as compensation for its services, in accordance with an agreement between the Distributor and the Sub-Distributor.


TRUSTEES AND OFFICERS OF THE FUND

The management and affairs of the Fund are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Fund pays the fees for unaffiliated Trustees.


The Trustees and Executive Officers of the Fund, their respective dates of birth, and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Unless otherwise noted, the business address of each Trustee and each Executive Officer is SEI Investments Company, Oaks, Pennsylvania 19456. Certain officers of the Fund also serve as officers of some or all of the following: The Achievement Funds Trust, The Arbor Fund, ARK Funds, Bishop Street Funds, Boston 1784 Funds-Registered Trademark-, CoreFunds, Inc., CrestFunds, Inc., CUFUND, The Expedition Funds, FMB Funds, Inc., First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, Marquis Funds-Registered Trademark-, Monitor Funds, Morgan Grenfell Investment Trust, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, Santa Barbara Group of Mutual Funds, Inc., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, TIP Funds and TIP Institutional Funds, open-end management investment companies which are managed by SEI Fund Resources or its affiliates and, except for Santa Barbara Group of Mutual Funds, Inc., are distributed by SEI Investments Distribution Co.



ROBERT A. NESHER (DOB 08/17/46) -- Chairman of the Board of Trustees* --Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Executive Vice President of SEI Investments, 1986-1994. Director and Executive Vice President of the Administrator and the Distributor, 1981-1994. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, Boston 1784 Funds-Registered Trademark-, The Expedition Funds, Marquis Funds-Registered Trademark-, Pillar Funds, Rembrandt Funds-Registered Trademark-, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.



JOHN T. COONEY (DOB 01/20/27) -- Trustee** -- Retired since 1992. Formerly Vice Chairman of Ameritrust Texas N.A., 1989-1992, and MTrust Corp., 1985-1989. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds and Marquis Funds-Registered Trademark-.

WILLIAM M. DORAN (DOB 05/26/40) -- Trustee* -- 2000 One Logan Square, Philadelphia, PA 19103. Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, Administrator and Distributor, Director and Secretary of SEI Investments. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds, Marquis Funds-Registered Trademark-, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.



FRANK E. MORRIS (DOB 12/30/23) -- Trustee** -- Retired since 1990. Peter Drucker Professor of Management, Boston College, 1989-1990. President, Federal Reserve Bank of Boston, 1968-1988. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds, Marquis Funds-Registered Trademark-, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.



ROBERT A. PATTERSON (DOB 11/05/27) -- Trustee** -- Pennsylvania State University, Senior Vice President, Treasurer (Emeritus). Financial and Investment Consultant, Professor of Transportation (1984-present). Vice President-Investments, Treasurer, Senior Vice President (Emeritus) (1982-1984). Director, Pennsylvania Research Corp.; Member and Treasurer, Board of Trustees of Grove City College. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds, and Marquis Funds-Registered Trademark-.



EUGENE B. PETERS (DOB 06/03/29) -- Trustee** -- Private investor from 1987 to present. Vice President and Chief Financial Officer, Western Company of North America (petroleum service company) (1980-1986). President of Gene Peters and Associates (import company) (1978-1980). President and Chief Executive Officer of Jos. Schlitz Brewing Company before 1978. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds and Marquis Funds-Registered Trademark-.



JAMES M. STOREY (DOB 04/12/31) -- Trustee** -- Partner, Dechert Price & Rhoads, from September 1987 - December 1993; Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds, Marquis Funds-Registered Trademark-, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.


DAVID G. LEE (DOB 04/16/52) -- President and Chief Executive Officer -- Senior Vice President of the Administrator and Distributor since 1993. Vice President of the Administrator and Distributor, 1991-1993. President, GW Sierra Trust Funds before 1991.

SANDRA K. ORLOW (DOB 10/18/53) -- Vice President and Assistant Secretary -- Vice President and Assistant Secretary of the Administrator and Distributor since 1988.

KEVIN P. ROBINS (DOB 04/15/61) -- Vice President and Assistant Secretary -- Senior Vice President, General Counsel and Assistant Secretary of SEI Investments, Senior Vice President, General Counsel and Secretary of the Administrator and Distributor since 1994. Vice President and Assistant Secretary of SEI Investments, the Administrator and Distributor, 1992-1994. Associate, Morgan, Lewis & Bockius LLP (law firm), 1988-1992.



RICHARD W. GRANT (DOB 10/25/45) -- Secretary -- 2000 One Logan Square, Philadelphia, PA 19103, Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, Administrator and Distributor.



KATHRYN L. STANTON (DOB 11/19/58) -- Vice President and Assistant Secretary-- Deputy General Counselof SEI Investments, Vice President and Assistant Secretary of the Administrator and Distributor since 1994. Associate, Morgan, Lewis & Bockius LLP (law firm), 1989-1994.



MARK E. NAGLE (DOB 10/20/59) -- Controller and Chief Financial Officer -- Vice President of Fund Accounting and Administration of SEI Fund Resources since November 1996. Vice President of Fund Accounting, BISYS Fund Services, September 1995 to November 1996. Senior Vice President and Site Manager, Fidelity Investments, 1981 to September 1995.



TODD B. CIPPERMAN (DOB 02/14/66) -- Vice President and Assistant Secretary -- Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor since 1995. Associate, Dewey Ballantine (law firm) (1994-1995). Associate, Winston & Strawn (law firm) (1991-1994).



JOSEPH M. O'DONNELL (DOB 11/13/54) -- Vice President and Assistant Secretary --Vice President and Assistant Secretary of the Administrator and Distributor since 1998. Vice President and General Counsel, FPS Services, Inc., 1993-1997. Staff Counsel and Secretary, Provident Mutual Family of Funds, 1990-1993.


-------------------
*Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act.

**Messrs. Cooney, Morris, Patterson, Peters and Storey serve as members of the Audit Committee of the Fund.


The Trustees and officers of the Fund collectively own less than 1% of the outstanding shares of the Fund. The Fund pays the fees for unaffiliated Trustees.

The following table exhibits Trustee compensation for the fiscal year ended October 31, 1997.



----------------------------------------------------------------------------------------------------------------------------------
                                                                                                            Total Compensation
                                                                                                            From Registrant and
                                                                                                            Fund Complex* Paid to
                               Aggregate Compensation From    Pension or Retirement    Estimated Annual     Trustees for the
                               Registrant for the Fiscal      Benefits Accrued as      Benefits Upon        Fiscal Year Ended
Name of Person, Position       Year Ended October 31, 1997    Part of Fund Expenses    Retirement           October 31, 1997
----------------------------------------------------------------------------------------------------------------------------------
John T. Cooney                 $8,154                                   N/A                    N/A          $8,154 for services
                                                                                                            on 1 board
---------------------------------------------------------------------------------------------------------------------------------
Frank E. Morris                $8,154                                   N/A                    N/A          $8,154 for services
                                                                                                            on 1 board
---------------------------------------------------------------------------------------------------------------------------------
Robert Patterson               $8,154                                   N/A                    N/A          $8,154 for services
                                                                                                            on 1 board
---------------------------------------------------------------------------------------------------------------------------------
Eugene B. Peters               $8,154                                   N/A                    N/A          $8,154 for services
                                                                                                            on 1 board
---------------------------------------------------------------------------------------------------------------------------------
James M. Storey, Esq.          $8,154                                   N/A                    N/A          $8,154 for services
                                                                                                            on 1 board
---------------------------------------------------------------------------------------------------------------------------------
William A. Doran, Esq.         $0                                       N/A                    N/A          $0 for services on 1
                                                                                                            board
---------------------------------------------------------------------------------------------------------------------------------
Robert A. Nesher               $0                                       N/A                    N/A          $0 for services on 1
                                                                                                            board
---------------------------------------------------------------------------------------------------------------------------------



*For purposes of this table, the fund is the only investment company in the "Fund Complex."



PERFORMANCE INFORMATION



From time to time, the Fund may advertise yield, effective yield and total return of the Portfolio. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made concerning actual future yields. The yield of the Portfolio refers to the annualized income generated by an investment in the Portfolio over a specified 7-day period. The yield is calculated by assuming that the income generated by the investment during that 7-day period is generated in each period over one year and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed investment. In particular, these yields will be calculated as follows:

The current yield of the Portfolio will be calculated daily based upon the seven days ending on the date of calculation ("base period"). The yield is computed by determining the net change during the period (exclusive of capital changes) in the value of a hypothetical pre-existing shareholder account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing such net change by the value of the account at the beginning of the same period to obtain the base period return and multiplying the result by (365/7). Realized and unrealized gains and losses are not included in the calculation of the yield. The effective yield of the Portfolio is determined by computing the net change during the period, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return, according to the following formula:

                                                           365/7
                Effective Yield = [(Base Period Return + 1)      ] - 1.

The current and the effective yields reflect the reinvestment of net income earned daily on the Portfolio's assets.


For the 7-day period ended October 31, 1997, the end of the Portfolio's most recent fiscal year, the current and effective yields for Class A shares of the Portfolio were 5.37% and 5.52%, respectively, and for Class B shares were 5.01% and 5.14%, respectively.


The total return of the Fund refers to the average compounded rate of return to a hypothetical investment for designated time periods (including, but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T) to the power of n = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value, as of the end of the designated time period, of a hypothetical $1,000 payment made at the beginning of the designated time period. Total return is calculated separately for each class of shares of the Fund.


The total return for Class A Shares of the Fund for the fiscal year ended October 31, 1997 was 5.41%, and for the period from December 1, 1994 (commencement of operations) through October 31, 1997, the cumulative return for Class A Shares of the Fund was 16.79%.


The total return for Class B Shares of the Fund for the fiscal year ended October 31, 1997 was 5.04%, and for the period from February 16, 1995 (commencement of operations) through October 31, 1997, the cumulative return for Class B Shares of the Fund was 14.36%.


PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions may be made through the Distributor on a day when the New York Stock Exchange and Federal Reserve wire system are open for business. Shares of the Portfolio are offered on a continuous basis. Currently, the Portfolio is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving and Christmas.


It is currently the Fund's policy to pay all redemptions in cash. The Fund retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Portfolio in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. The Fund has obtained an exemptive order from the SEC that permits the Fund to make in-kind redemptions to those Shareholders that are affiliated with the Fund solely by their ownership of a certain percentage of the Fund's investment portfolios.


The Fund reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which the disposal or valuation of the Portfolio's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Fund also reserves the right to suspend sales of shares of any Portfolio for any period during which the New York Stock Exchange, the Adviser, the Administrator, the Transfer Agent and/or the custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of each class of the Portfolio is calculated by adding the value of securities and other assets, subtracting liabilities and dividing by the number of outstanding shares. Securities will be valued by the amortized cost method which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which a security's value, as determined by this method, is higher or lower than the price the Portfolio would receive if it sold the instrument. During periods of declining interest rates, the daily yield of the Portfolio may tend to be higher than a like computation made by a company with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by the Portfolio resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher yield than would result from investment in a company utilizing solely market values, and existing investors in the Portfolio would experience a lower yield. The converse would apply in a period of rising interest rates.

The use of amortized cost valuation by the Portfolio and the maintenance of the Portfolio's net asset value at $1.00 are permitted by regulations promulgated by Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), provided that certain conditions are met. Under Rule 2a-7 as amended, a money market portfolio must maintain a dollar-weighted average maturity in the Portfolio of 90 days or less and not purchase any instrument having a remaining maturity of more than 397 days. In addition, money market funds may acquire only U.S. dollar denominated obligations that present minimal credit risks and that are "eligible securities" which means they are (i) rated, at the time of investment, by at least two nationally recognized statistical rating organizations (one if it is the only organization rating such obligation) in the highest short-term rating category or, if unrated, determined to be of comparable quality (a "first tier security"), or (ii) rated according to the foregoing criteria in the second highest short-term rating category or, if unrated, determined to be of comparable quality ("second tier security"). The Adviser will determine that an obligation presents minimal credit risks or that unrated instruments are of comparable quality in accordance with guidelines established by the Trustees. In addition, investments in second tier securities are subject to the further constraints that (i) no more than 5% of the Portfolio's assets may be invested in such securities in the aggregate, and (ii) any investment in such securities of one issuer is limited to the greater of 1% of the Portfolio's total assets or $1 million. The regulations also require the Trustees to establish procedures which are reasonably designed to stabilize the net asset value per share at $1.00 for the Portfolio. However, there is no assurance that the Portfolio will be able to meet this objective. The Fund's procedures include the determination of the extent of deviation, if any, of the Portfolio's current net asset value per unit calculated using available market quotations from the Portfolio's amortized cost price per share at such intervals as the Trustees deem appropriate and reasonable in light of market conditions and periodic reviews of the amount of the deviation and the methods used to calculated such deviation. In the event that such deviation exceeds 1/2 of 1%, the Trustees are required to consider promptly what action, if any, should be initiated.
If the Trustees believe that the extent of any deviation may result in material dilution or other unfair results to Shareholders, the Trustees are required to take such corrective action as they deem appropriate to eliminate or reduce such dilution or unfair results to the extent reasonably practicable. In addition, if the Portfolio incurs a significant loss or liability, the Trustees have the authority to reduce pro rata the number of shares of the Portfolio in each Shareholder's account and to offset each Shareholder's pro rata portion of such loss or lability from the Shareholder's accrued but unpaid dividends or from future dividends.

The securities of the Portfolio are valued by the Administrator. The Administrator will use an independent pricing service to obtain valuations of securities. The pricing service relies primarily on prices of actual market transactions as well as trader quotations. However, the service may also use a matrix system to determine valuations, which system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Trustees.

TAXES


The following is only a summary of certain federal income tax considerations generally affecting the Portfolio and its shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

FEDERAL INCOME TAX


The following discussion of federal income tax consequences is based on the Internal Revenue Code of 1986 (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.


The Portfolio intends to qualify as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. By following such a policy, the Portfolio expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject.


In order to qualify for treatment as a RIC under the Code, the Portfolio must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Portfolio's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, or certain other income; (ii) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or of two or more issuers which the Portfolio controls or which are engaged in the same, similar or related trades or business.


Notwithstanding the Distribution Requirement described above, which requires only that the Portfolio distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), the Portfolio will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of that year, plus certain other amounts.


Any gain or loss recognized on a sale or redemption of shares of a Portfolio by a non-exempt shareholder who is not a dealer in securities generally will be treated as a long-term capital gain or loss if the shares have been held for more than eighteen months, will be treated as a mid-term capital gain if the shares have been held for more than twelve, but not more than eighteen, months and otherwise generally will be treated as a short-term capital gain or loss. If shares of the Portfolio on which a net capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the long-term capital gain distribution.


In certain cases, the Portfolio will be required to withhold, and remit to the United States Treasury, 31% of any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, or (3) has not certified to the Portfolio that such shareholder is not subject to backup withholding.


If the Portfolio fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of the Portfolio's current and accumulated earnings and profits and such distributions will generally be eligible for the corporate dividends-received deduction.


STATE TAXES


The Portfolio is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by the Portfolio to shareholders and the ownership of shares may be subject to state and local taxes.


PORTFOLIO TRANSACTIONS

The Portfolio has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees of the Fund, the Adviser is responsible for placing the orders to execute transactions for the Portfolio. In placing orders, it is the policy of the Fund to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, the Portfolio will not necessarily be paying the lowest spread or commission available.


The money market instruments in which the Portfolio invests are traded primarily in the over-the-counter market. Bonds and debentures are usually traded over-the-counter, but may be traded on an exchange. Where possible, the Adviser will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of the Portfolio will primarily consist of dealer spreads and underwriting commissions.



The Adviser may, consistent with the interests of the Portfolio, select brokers on the basis of the research services they provide to the Adviser. Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. If, in the judgment of the Adviser, a Portfolio or other accounts managed by the Adviser will be benefitted by supplemental research services, the Adviser is authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. The expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information, such services may not be used exclusively, or at all, with respect to the Portfolio or account generating the brokerage, and there can be no guarantee that the Adviser will find all of such services of value in advising the Portfolio. For the fiscal year ended October 31, 1997, the Portfolio directed no transactions to broker-dealers for research services.


It is expected that the Portfolio may execute brokerage or other agency transactions through the Distributor, which is a registered broker-dealer, for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934 and rules promulgated by the SEC. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for the Portfolio on an exchange if a written contract is in effect between the Distributor and the Fund expressly permitting the Distributor to receive and retain such compensation. These rules further require that commissions paid to the Distributor by the Portfolio for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.


For the fiscal years ended October 31, 1995, 1996 and 1997, the Portfolio paid the following brokerage commissions:

-------------------------------------------------------------------------------
Total Brokerage Commissions              Amount Paid to SEI Investments(1)
-------------------------------------------------------------------------------
1995         1996         1997           1995           1996           1997
-------------------------------------------------------------------------------
  $0           $0           $0             $0             $0         $2,260
-------------------------------------------------------------------------------



* An asterisk indicates that the portfolio had not commenced operations for the period indicated.
(1) The amounts paid to SEI Investments reflect fees paid in connection with repurchase agreement transactions.


For the fiscal years indicated, the portfolio paid the following brokerage commissions:



------------------------------------------------------------------------------------------------------
                                                                   % of Total          % of Total
Total $ Amount of Brokerage      Total $ Amount of                  Brokerage           Brokerage
Commissions Paid                 Brokerage Commissions            Commissions         Transactions
                                Paid to Affiliated Brokers        Paid to the        Effected Through
                                                                   Affiliated           Affiliated
                                                                     Brokers             Brokers
------------------------------------------------------------------------------------------------------
  1995    1996     1997          1995    1996     1997                1997                 1997
------------------------------------------------------------------------------------------------------
    $0      $0       $0            $0      $0       $0                  0%                   0%
------------------------------------------------------------------------------------------------------



* An asterisk indicates that the portfolio had not commenced operations as of the period indicated.



Since the Portfolio does not market its shares through intermediary brokers or dealers, it is not the Fund's practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Portfolio's shares to clients, and may, when a number of brokers and dealers can provide best net results on a particular transaction, consider such recommendations by a broker or dealer in selecting among broker-dealers.



The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act), which the Portfolio has acquired during its most recent fiscal year. As of October 31, 1997, the Portfolio held $19,736,997 of debt securities issued by Merrill Lynch, $14,995,258 of debt securities issued by UBS Securities, $19,840,533 of debt securities issued by J.P. Morgan, and $19,970,972 of debt securities issued by Goldman Sachs.


DESCRIPTION OF SHARES


The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and different classes of shares of each portfolio, each of which represents an equal proportionate interest in the portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Portfolio. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Fund may create additional series of shares divided into different classes. All consideration received by the Fund for shares of any additional series and all assets in which such consideration is invested would belong to that series and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.


SHAREHOLDER LIABILITY

The Fund is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Fund were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Fund's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Fund or the Trustees, and because the Declaration of Trust provides for indemnification out of the Fund property for any shareholder held personally liable for the obligations of the Fund.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Fund unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

5% SHAREHOLDERS


As of February 1, 1998, the following persons were the only persons who were record owners (or to the knowledge of the Fund, beneficial owners) of 5% or more of each class of the Portfolio's shares.


Shareholder                                Number of Shares                %
-----------                                ----------------            -------
CLASS A:
--------

AIG Life Insurance -- Investment           314,679,866.5400              48.34%

Transatlantic Reinsurance -- Investment     40,304,118.6400               6.19%

Ernest E. Stempel                           37,235,994.6600               5.72%


CLASS B:
--------

NUF/Machine Deductible                      45,681,947.9000              39.30%

National Union Fire Insurance Co. of         7,098,890.7500               6.11%
Pittsburgh PA as Secured Party --
Leased Equipment Reinsurance Co.
Inc. as Pledgor

National Union Fire Insurance Co.           6,318,420.90000               5.44%
of Pittsburgh PA as a Secured Party
Montgomery Ward & Co.
Inc. as Pledgor






The Fund believes that most of the shares referred to above were held by the above persons in accounts for their fiduciary, agency or custodial customers.


EXPERTS

The financial statements of the Trust have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, and are incorporated by reference hereto in reliance upon the authority of said firm as experts in giving said report.

FINANCIAL STATEMENTS


The financial statements for the fiscal year ended October 31, 1997, including notes thereto and the report of Arthur Andersen LLP thereon, are herein incorporated by reference in reliance upon the authority of said firm as experts in giving said report. A copy of the 1997 Annual Report to Shareholders must accompany the delivery of this Statement of Additional Information.

APPENDIX

DESCRIPTION OF RATINGS

The following descriptions are summaries of published ratings.


A-1 - This is Standard & Poor's Corporation ("S&P") highest category and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 - Capacity for timely payment for this S&P category on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

PRIME-1 - Issues rated Prime-1 (or supporting institutions) by Moody's Investors Service, Inc. ("Moody's") have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     -    Leading market positions in well-established industries.
     -    High rates of return on funds employed.
     - Conservative capitalization structure with moderate reliance on debt and ample asset protection.
     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
     - Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 - Issuers rated Prime-2 (or supporting institutions) by Moody's have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


The rating Fitch-1 (Highest Grade) is the highest commercial rating assigned by Fitch Investors Service, Inc. ("Fitch"). Paper rated Fitch-1 is regarded as having the strongest degree of assurance for timely payment. The rating Fitch-2 (Very Good Grade) is the second highest short-term obligations rating assigned by Fitch which reflects an assurance of timely payment only slightly less in degree than the strongest issues.

The rating Duff-1 is the highest short-term obligations rating assigned by Duff & Phelps, Inc. ("Duff"). Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor.

Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company
fundamentals.  Risk factors are small.   The designation A1 by IBCA, Inc.
("IBCA") indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. Obligations rated A2 are supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

                                FMC SELECT FUND

                              Investment Adviser:
                              FIRST MANHATTAN CO.

This Prospectus offers shares of the FMC Select Fund (the "Fund"), which is a separate series of The Advisors' Inner Circle Fund (the "Trust").

This Prospectus sets forth concisely the information about the Fund and the Trust that a prospective investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated February 27, 1998 has been filed with the Securities and Exchange Commission and is available without charge by calling 1-800-932-7781. The Statement of Additional Information is incorporated into this Prospectus by reference. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Trust is maintained electronically with the Securities and Exchange Commission at its internet web site (http://www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FEBRUARY 27, 1998

                        THE ADVISORS' INNER CIRCLE FUND

                                    SUMMARY

The following provides basic information about the FMC Select Fund (the "Fund"), one of the mutual funds comprising The Advisors' Inner Circle Fund (the "Trust"). This summary is qualified in its entirety by reference to the more detailed information provided elsewhere in this Prospectus and in the Statement of Additional Information.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE AND POLICIES? The Fund seeks to obtain a favorable rate of return principally through capital appreciation and to a limited degree through current income by investing in a portfolio of equity and fixed income securities, including money market instruments.

WHAT ARE THE RISKS INVOLVED WITH AN INVESTMENT IN THE FUND? An investment in the Fund entails certain risks and considerations of which investors should be aware. The Fund invests in equity and fixed income securities that fluctuate in value, and investors should expect the Fund's net asset value per share to fluctuate in value. The Fund also may invest in securities that have speculative characteristics. See "Investment Objective," "General Investment Policies," "Risk Factors" and "Description of Permitted Investments and Risk Factors."

WHO IS THE ADVISER? First Manhattan Co. (the "Adviser") serves as the investment adviser to the Fund. In addition to advising the Fund, the Adviser provides advisory services to individuals, partnerships, trusts, pension and other employee benefit plans, and eleemosynary and other institutions. See "The Adviser."

WHO IS THE ADMINISTRATOR? SEI Fund Resources (the "Administrator") serves as the administrator and shareholder servicing agent of the Fund. See "The Administrator."

WHO IS THE TRANSFER AGENT? DST Systems, Inc. (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Trust. See "The Transfer Agent."

WHO IS THE DISTRIBUTOR? SEI Investments Distribution Co. (the "Distributor") serves as the distributor of the Fund's shares. See "The Distributor."

IS THERE A SALES LOAD?  No, shares of the Fund are offered on a no-load basis.

IS THERE A MINIMUM INVESTMENT? The Fund requires a minimum initial investment of $10,000, and subsequent investments must total $1,000 or more. These minimum purchase requirements may be reduced or waived by the Distributor or for investors who purchase shares of the Fund through omnibus accounts maintained by registered broker-dealers who have executed sub-distribution agreements with the Distributor.

HOW DO I PURCHASE AND REDEEM SHARES? Purchases and redemptions may be made on any day when the New York Stock Exchange is open for business ("a Business Day"). A purchase order will be effective as of the Business Day received by the Fund's Transfer Agent if the Transfer Agent receives an order and payment by check or with readily available funds prior to the time the Fund calculates its net asset value (normally, 4:00 p.m., Eastern time). To open an account using wired funds, you must first call 1-800-808-4921. Redemption orders placed prior to the time the Fund calculates its net asset value (normally, 4:00 p.m., Eastern time) on any Business Day will be effective that day. The Trust has also authorized certain broker-dealers and other financial intermediaries to accept purchase orders and redemption requests up to the times mentioned above on behalf of the Fund. The Fund also offers both a Systematic Investment Plan and a Systematic Withdrawal Plan. The purchase and redemption price for shares is the net asset value per share determined as of the end of the day the order is effective. See "Purchase and Redemption of Shares."

HOW ARE DISTRIBUTIONS PAID? The Fund distributes substantially all of its net investment income (exclusive of capital gains) in the form of quarterly dividends. Any realized capital gain is distributed at least annually. Distributions of net investment income and capital gains are paid in additional shares unless the shareholder elects to take the payment in cash. See "General Information -- Dividends and Distributions."

                                EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES                                 FMC SELECT FUND

--------------------------------------------------------------------------------
Sales Load Imposed on Purchases.............................        None
Sales Load Imposed on Reinvested Dividends..................        None
Deferred Sales Load.........................................        None
Redemption Fees(1)..........................................        None
Exchange Fees...............................................        None
--------------------------------------------------------------------------------

(1) A wire redemption charge, currently $10.00, is deducted from the amount of a Federal Reserve wire redemption payment made at the request of a shareholder.

ANNUAL OPERATING EXPENSES                                        FMC SELECT FUND

(as a percentage of average net assets)
--------------------------------------------------------------------------------
Advisory Fees (after waivers)(2)............................        .73%
12b-1 Fees..................................................        None
Other Expenses..............................................        .37%
--------------------------------------------------------------------------------
Total Operating Expenses(2).................................        1.10%
--------------------------------------------------------------------------------

(2) The Adviser has, on a voluntary basis, agreed to waive Fund expenses in order to limit the Fund's total operating expenses to a maximum of 1.10% of average daily assets. The Adviser reserves the right to terminate this arrangement at any time in its sole discretion. Absent such waivers, advisory fees and total operating expenses for the Fund would be .80% and 1.17% of average daily net assets, respectively. See "The Adviser."

EXAMPLE

                                                                         FMC SELECT FUND
---------------------------------------------------------------------------------------------------

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
You would pay the following expenses on a $1,000 investment
  in the fund assuming (1) 5% annual return and (2)
  redemption at the end of each time period.................   $11       $35       $61       $134
---------------------------------------------------------------------------------------------------

THE EXAMPLE IS BASED UPON TOTAL OPERATING EXPENSES OF THE FUND AFTER FEE WAIVERS AS SHOWN IN THE EXPENSE TABLE. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURRE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of the expense table and example is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by shareholders of the Fund. Additional information may be found under "The Adviser" and "The Administrator."

FINANCIAL HIGHLIGHTS                             THE ADVISORS' INNER CIRCLE FUND

The following information on the FMC Select Fund has been audited by Arthur Andersen LLP, the Fund's independent public accountants, as indicated in their report dated December 12, 1997 on the Fund's financial statements as of October 31, 1997. This table should be read in conjunction with the Fund's audited financial statements and notes thereto. The Fund's financial statements and additional performance information are contained in the Annual Report to Shareholders, which is available without charge by calling 1-800-932-7781.

For a Share of the Portfolio Outstanding Throughout the Period:

                                                                        FMC SELECT FUND
-------------------------------------------------------------------------------------------------------

                                                             11/1/96       11/1/95       5/8/95(1)
                                                                TO            TO             TO
                                                             10/31/97      10/31/96       10/31/95
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.......................  $ 13.42       $ 10.97        $ 10.00
-------------------------------------------------------------------------------------------------------
Income From Investment Operations:
  Net Investment Income....................................     0.16          0.14           0.10
  Realized and Unrealized Gains on Securities..............     3.81          2.48           0.96
-------------------------------------------------------------------------------------------------------
Total From Investment Operations...........................     3.97          2.62           1.06
-------------------------------------------------------------------------------------------------------
Less Distributions:
Distributions From Net Investment Income...................    (0.16)        (0.14)         (0.09)
Distributions from Capital Gains...........................    (0.41)        (0.03)            --
  Total Distributions......................................    (0.57)        (0.17)         (0.09)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.............................  $ 16.82       $ 13.42        $ 10.97
-------------------------------------------------------------------------------------------------------
TOTAL RETURN...............................................    30.51%        23.99%         10.60%**
-------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End Of Period (000)............................  $75,691       $47,909        $27,202
Ratio Of Expenses To Average Net Assets....................     1.10%         1.10%          1.10%*
Ratio Of Expenses To Average Net Assets
  (Excluding Waivers and Reimbursements)...................     1.17%         1.20%          1.57%*
Ratio Of Net Investment Income To Average Net Assets.......     1.08%         1.10%          1.96%*
Ratio Of Net Investment Income To Average Net Assets
  (Excluding Waivers and Reimbursements)...................     1.01%         1.00%          1.49%*
Portfolio Turnover Rate....................................    21.71%        24.39%          1.87%
Average Commission Rate(2).................................  $0.0590       $0.0600             --
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------

 * Annualized

 ** Total Return is for the period indicated and has not been annualized.

(1) The FMC Select Fund commenced operations on May 8, 1995.

(2) Average commission rate paid per share for the security purchases and sales on which commissions were paid during the period. Presentation of the rate is required for fiscal years beginning after September 1, 1995.

THE TRUST AND THE FUND

The Advisors' Inner Circle Fund (the "Trust") is designed to provide a convenient and economic means of investing in professionally managed portfolios of securities by offering shares in a number of separately-managed mutual funds, each of which is a separate series ("portfolio") of the Trust. Each share of each portfolio represents an undivided, proportionate interest in that portfolio. This Prospectus offers shares of the FMC Select Fund (the "Fund"), a diversified portfolio.

INVESTMENT OBJECTIVE

The Fund seeks a favorable rate of return principally through capital appreciation and to a limited degree through current income. There can be no assurance that the Fund will be able to achieve its investment objective.

GENERAL INVESTMENT POLICIES

The Fund invests principally in equity securities, and to a limited degree in fixed income securities, including money market instruments. The Fund ordinarily will invest a predominant portion of its assets (75%-85%) in equity securities and the remainder in fixed income securities, including money market instruments. The exact percentage of the Fund's assets invested in equity and fixed income securities will vary from time to time in accordance with the Adviser's assessment of investment opportunities.

EQUITY SECURITIES -- The equity securities in which the Fund may invest are common stocks, preferred stocks, and convertible securities of domestic companies, as well as warrants to purchase such securities. The Adviser may also purchase equity securities (including depositary receipts) and preferred stocks (including preferred stocks convertible into common stocks) issued by foreign companies, as well as debt securities convertible into common stocks, and shares of closed-end investment companies. The Fund may purchase equity securities that are traded on registered exchanges or the over-the-counter market in the United States.

In selecting equity securities for the Fund, the Adviser will not attempt to forecast either the economy or the stock market, but rather will focus its efforts on searching out investment opportunities in equity securities of companies with strong balance sheets, favorable returns on equity and businesses of which the Adviser has an understanding, and in equity securities of companies where all of these factors may not be present, but whose shares nevertheless sell at a market valuation below their perceived intrinsic value.

FIXED INCOME SECURITIES -- The fixed income securities that may be purchased by the Fund are: (i) obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities"); (ii) dollar denominated corporate bonds and debentures of U.S. and foreign companies that are rated BBB- or higher by Standard & Poor's Corporation ("S&P") or Baa3 or higher by Moody's Investors Services, Inc. ("Moody's"), or are unrated but of comparable quality as determined by the Adviser; (iii) mortgage-backed securities that are issued or guaranteed by a U.S. Government agency or that are privately-issued collateralized mortgage obligations ("CMOs") or real estate mortgage investment conduits ("REMICs") rated in one of the top two categories by S&P or Moody's; (iv) high quality commercial paper; (v) securities issued by the Government of Canada and supranational agencies such as the World Bank; (vi) asset-backed securities rated in one of the top two categories by S&P or Moody's; (vii) short-term debt obligations of U.S. and foreign banks; (viii) zero coupon securities; (ix) money market instruments; and
(x) repurchase agreements.

Debt Rated BBB- by S&P is regarded as having an adequate capacity to pay interest and repay principal. In S&P's view, whereas the issuer normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Bonds rated Baa3 by Moody's are considered medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. In the view of Moody's, such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. In the event any fixed income security held by the Fund is downgraded below the applicable rating category set forth above, the Adviser will review the security and determine whether to retain or dispose of it.

In selecting fixed income securities for the Fund, the Adviser will seek added returns from the long-term compounding of incremental yields rather than from attempting to anticipate bond market price swings. The sources of incremental returns are (1) the higher yields on corporate and government agency securities compared to U.S. Treasury securities and (2) mispriced prepayment options. The fixed income component of the Fund ordinarily will consist of securities with a duration of up to eight years. Interest rate forecasting will not play a significant role in the Adviser's fixed income investment strategy.

FOREIGN SECURITIES -- The Fund may purchase securities denominated in foreign currencies in amounts up to 10% of its total assets. The Fund does not have a corresponding limitation with respect to foreign securities denominated in U.S. dollars.

AUXILIARY POLICIES

Although not primary strategies employed by the Adviser in managing the Fund, the Fund may engage in a number of investment practices in order to meet its investment objective. In this regard, the Fund may invest in variable and floating rate obligations, enter into forward commitments, purchase securities on a when-issued basis and sell securities short against the box. The Fund may also purchase put and call options and write covered call options on fixed income and equity securities, and may enter into futures contracts (including index futures contracts), purchase options on futures contracts, and lend its securities.

The Fund also may invest up to 5% of its total assets in convertible debt securities rated Caa or higher by Moody's or CCC or higher by S&P, Duff & Phelps Corporation or Fitch Investor Services, Inc. While the Adviser will purchase such securities with a view to the capital appreciation potential associated with the underlying equity security, below investment-grade issues, otherwise known as "junk bonds," present special risks. See the "Description of Permitted Investments and Risk Factors."

For temporary defensive purposes during periods when the Adviser determines that market conditions warrant, the Adviser may invest up to 100% of the Fund's assets in cash or money market instruments.

For a description of the permitted investments of the Fund and the associated risk factors, see "Description of Permitted Investments and Risk Factors." For a description of ratings, see the Appendix to the Statement of Additional Information.

RISK FACTORS

EQUITY SECURITIES -- Investments in common stocks are subject to market risks which may cause their prices to fluctuate over time. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities but will affect the Fund's net asset value.

FIXED INCOME SECURITIES -- The market value of fixed income investments will generally change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

OPTIONS -- Risks associated with options transactions include the following: (1) if hedging, the success of such a strategy may depend on an ability to accurately predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for an option; and (4) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

SECURITIES OF FOREIGN ISSUERS -- There are certain risks connected with investing in foreign securities. These include risks of adverse political and economic developments (including possible governmental seizure or nationalization of assets), the possible imposition of exchange controls or other government restrictions, less uniformity in accounting and reporting requirements, the possibility that there will be less information on such securities and their issuers available to the public, the difficulty of obtaining or enforcing court judgments abroad, restrictions of foreign investments in other jurisdictions, difficulties in effecting repatriation of capital invested abroad, and the difficulties in transaction settlements and the effect of delay on shareholder equity. Foreign securities may be subject to foreign taxes, and may be less marketable than comparable U.S. securities.

INVESTMENT LIMITATIONS

The investment objective of the Fund and the investment limitations set forth below and in the Statement of Additional Information are fundamental policies of the Fund. Fundamental policies cannot be changed with respect to the Fund without the consent of the holders of a majority of the Fund's outstanding shares.

The Fund may not:

1. Purchase securities of any issuer (except securities issued or guaranteed as to principal and interest by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of the Fund would be invested in the securities of such issuer. This restriction applies to 75% of the Fund's total assets.

2. Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in U.S. Government securities and repurchase agreements involving such securities. For purposes of this limitation
(i) utility companies will be classified according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry, (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry, and
(iii) supranational entities will be considered to represent one industry.

3. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of its total assets. The Fund will not purchase additional securities while borrowings exceed 5% of its assets.

As relating to investment limitation numbers 1 and 2, the foregoing percentages will apply at the time of the purchase of a security. Additional investment limitations are set forth in the Statement of Additional Information.

THE ADVISER

First Manhattan Co. is a professional investment management firm organized as a limited partnership that was founded in 1964. Because of the amount of his ownership of the firm's outstanding partnership interests, Mr. David S. Gottesman is deemed to control the Adviser. As of December 31, 1997, the Adviser had management authority with respect to approximately $7 billion of assets. The principal business address of the Adviser is 437 Madison Avenue, New York, New York 10022.

The Adviser serves as the Fund's investment adviser pursuant to an investment advisory agreement (the "Advisory Agreement"). Under the terms of the Advisory Agreement, the Adviser makes the investment decisions for the assets of the Fund and continuously reviews, supervises and administers the Fund's investment program, subject to the supervision of, and policies established by, the Trustees of the Trust. In addition to advising the Fund, the Adviser provides advisory services to individuals, partnerships, trusts, pension and other employee benefit plans, and eleemosynary and other institutions.

Bernard C. Groveman, CFA, and A. Byron Nimocks, general partners of the Adviser since 1994 and 1990, respectively, have managed the equity component of the Fund since the Fund commenced operations. From 1990-1993, Mr. Groveman was a portfolio manager with the Adviser.

William K. McElroy, a Managing Director of the Adviser, has managed the fixed income component of the Fund since the Fund commenced operations. Mr. McElroy has been a portfolio manager with the Adviser since 1987.

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .80% of the average daily net assets of the Fund. The Adviser has voluntarily agreed to waive a portion of its advisory fee in order to limit total operating expenses of the Fund to not more than 1.10% of its average daily net assets. The Adviser reserves the right, in its sole discretion, to terminate its fee waiver at any time. For the fiscal year ended October 31, 1997, the Adviser received a fee (after waiver) equal to .73% of the Fund's average daily net assets.

THE ADMINISTRATOR

SEI Fund Resources (the "Administrator") serves as the Administrator of the Trust. The Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .20% of the average daily net assets. The Administrator's fee is subject to an annual minimum of $75,000.

The Administrator also serves as shareholder servicing agent for the Fund under a shareholder servicing agreement with the Trust.

THE TRANSFER AGENT

DST Systems, Inc., 1004 Baltimore Street, Kansas City, Missouri 64105 (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Trust under a transfer agency agreement with the Trust.

THE DISTRIBUTOR

SEI Investments Distribution Co. (the "Distributor"), Oaks, Pennsylvania 19456, a wholly-owned subsidiary of SEI Investments Company, serves as the Trust's distributor pursuant to a distribution agreement (the "Distribution Agreement"). No compensation is paid to the Distributor for distribution services for the shares of the Fund.

FUND TRANSACTIONS

The Advisory Agreement authorizes the Adviser to select broker-dealers that will execute the purchase or sale of securities for the Fund and directs the Adviser to seek to obtain the best net results. The Fund expects to execute all or a substantial portion of its brokerage or other agency transactions through the Adviser, and may execute agency transactions through the Distributor, for which each may receive usual and customary compensation.

PURCHASE AND REDEMPTION OF SHARES

Investors may purchase and redeem shares of the Fund directly through the Transfer Agent at: The Advisors' Inner Circle Fund, P.O. Box 419009, Kansas City, Missouri 64141-6009, or by contacting the Adviser. Shareholders may place purchase and redemption orders by telephone; when market conditions are extremely busy, it is possible that investors may experience difficulties placing orders by telephone and may wish to place orders by mail. Purchases and redemptions of shares of the Fund may be made on any day when the New York Stock Exchange is open for business (a "Business Day"). Shares of the Fund are offered only to residents of states in which such shares are eligible for purchase. In addition, the Trust has authorized certain broker-dealers and other financial intermediaries (collectively "Authorized Broker-Dealers") to act as the Fund's agent for the purposes of accepting purchase orders and redemption requests. The Fund will be deemed to have received a purchase order or redemption request upon receipt of the order or request by an Authorized Broker-Dealer.

The minimum initial investment in the Fund is $10,000, and subsequent purchases must be at least $1,000. These minimum purchase requirements may be reduced or waived by the Distributor or for investors who purchase shares of the Fund through omnibus accounts maintained by registered broker-dealers who have executed sub-distribution agreements with the Distributor. No minimum applies to subsequent purchases effected by dividend reinvestment. As described below, subsequent purchases through the Fund's Systematic Investment Plan must be at least $100.

PURCHASES BY MAIL

An account may be opened by mailing a check or other negotiable bank draft (payable to the FMC Select Fund) for $10,000 or more, together with a completed Account Application, to the Transfer Agent at: The Advisors' Inner Circle, P.O. Box 419009, Kansas City, Missouri 64141-6009. Third-party checks, credit cards, credit card checks and cash will not be accepted. Subsequent investments may also be mailed directly to the Transfer Agent.

PURCHASES BY WIRE TRANSFER

Shareholders having an account with a commercial bank that is a member of the Federal Reserve System may purchase shares of the Fund by requesting their bank to transmit funds by wire to: United Missouri Bank, N.A.; ABA #10-10-00695; for Account Number 9870601087; Further Credit: FMC Select Fund. The shareholder's name and account number must be specified in the wire.

INITIAL PURCHASES: Before making an initial investment by wire, an investor must first telephone 1-800-808-4921 to be assigned an account number. The investor's name, account number, taxpayer identification number or Social Security number, and address must be specified in the wire. In addition, an Account Application should be promptly forwarded to the Transfer Agent at: The Advisors' Inner Circle Fund, P.O. Box 419009, Kansas City, Missouri 64141-6009.

SUBSEQUENT PURCHASES: Additional investments may be made at any time through the wire procedures described above, which must include a shareholder's name and account number. The investor's bank may impose a fee for investments by wire.

GENERAL INFORMATION REGARDING PURCHASES

A purchase order will be effective as of the day received by the Transfer Agent if the Transfer Agent receives the order and payment before the Fund calculates its net asset value, normally, 4:00 p.m., Eastern time. Payment may be made by check or readily available funds. The purchase price of shares of the Fund is the net asset value per share next determined after a purchase order is effective. Purchases will be made in full and fractional shares of the Fund calculated to three decimal places. The Trust will not issue certificates representing shares of the Fund.

If a check received for the purchase of shares does not clear, the purchase will be canceled, and the investor could be liable for any losses or fees incurred. The Trust reserves the right to reject a purchase order when the Trust determines that it is not in the best interest of the Trust or its shareholders to accept such order.

SYSTEMATIC INVESTMENT PLAN

A shareholder may also arrange for periodic additional investments in the Fund through automatic deductions by Automated Clearing House ("ACH") transactions from a checking or savings account by completing the appropriate section of the Account Application form. This Systematic Investment Plan is subject to account minimum initial purchase amounts and a minimum pre-authorized investment amount of $25 per month. An Account Application form may be obtained by calling 1-800-932-7781.

REDEMPTIONS

Redemption orders received by the Transfer Agent prior to the time the Fund calculates its net asset value (normally, 4:00 p.m., Eastern time) on any Business Day will be effective that day. The redemption price of shares is the net asset value of the Fund next determined after the redemption order is effective. Payment on redemption will be made as promptly as possible and, in any event, within seven days after the redemption order is received, provided, however, that the investment being redeemed has been in the shareholder's account for a minimum of 15 days. Shareholders may not close their accounts by telephone.

Shareholders may receive redemption payments in the form of a check or by Federal Reserve wire transfer or Automated Clearing House ("ACH") wire transfer. There is no charge for having a check for redemption proceeds mailed. The custodian will deduct a wire charge, currently $10.00, from the amount of a Federal Reserve wire redemption payment made at the request of a shareholder. Shareholders cannot redeem shares of the Fund by Federal Reserve wire on Federal holidays restricting wire transfers. The Trust does not charge for ACH wire transfers; however, such transactions will not be posted to a shareholder's bank account until the second Business Day following the transaction.

SYSTEMATIC WITHDRAWAL PLAN -- The Fund offers a Systematic Withdrawal Plan ("SWP") for shareholders who wish to receive regular distributions from their account. Upon commencement of the SWP, the account must have a current value of $25,000 or more. Shareholders may elect to receive automatic payments via ACH wire transfers of $100 or more on a monthly, quarterly, semi-annual or annual basis. An application form for SWP may be obtained by calling 1-800-932-7781.

Shareholders should realize that if withdrawals exceed income dividends, their invested principal in the account will be depleted. Thus, depending on the frequency and amounts of the withdrawal payments and/or any fluctuations in the net asset value per share, their original investment could be exhausted entirely. To participate in the SWP, shareholders must have their dividends automatically reinvested. Shareholders may change or cancel the SWP at any time, upon written notice to the Transfer Agent.

ADDITIONAL REDEMPTION INFORMATION -- Neither the Trust nor the Transfer Agent will be responsible for the authenticity of the redemption instructions received by telephone if it reasonably believes those instructions to be genuine. The Trust and the Transfer Agent will each employ reasonable procedures to confirm that telephone instructions are genuine. Such procedures may include taping of telephone conversations.

The right of redemption may be suspended, or the date of payment of redemption proceeds postponed, during certain periods as set forth more fully in the Statement of Additional Information.

CALCULATION OF NET ASSET VALUE -- The net asset value per share of the Fund is determined by dividing the total market value of the Fund's investments and other assets, less any liabilities, by the total outstanding shares of the Fund. Net asset value per share is determined daily as of the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00 p.m., Eastern time) on any Business Day. Purchase or redemption orders received by the Fund after its net asset value has been calculated will be priced at the next Business Day's net asset value. The Fund will use a pricing service to provide market quotations. With respect to fixed income securities, the pricing service may use a matrix system of valuation which considers factors such as securities prices, yield features, call features, ratings and developments related to a specific security.

PERFORMANCE

From time to time, the Fund may advertise its yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made regarding actual future yields or returns. The yield of the Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the same amount of income generated by the investment during that period is generated in each 30-day period over one year and is shown as a percentage of the investment.

The total return of the Fund refers to the average compounded rate of return on a hypothetical investment, for designated time periods (including but not limited to the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions.

The Fund may periodically compare its performance to that of other mutual funds tracked by mutual fund rating services (such as Lipper Analytical Services, Inc.), or by financial and business publications and periodicals, broad groups of comparable mutual funds and unmanaged indices. The performance of unmanaged indices may assume investment of dividends but generally do not reflect deductions for administrative and management costs, or other investment alternatives. The Fund may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance. The Fund may quote Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the United States. The Fund may use long-term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. The Fund may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.

The Fund may quote various measures of volatility and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be.

TAXES

The following summary of certain federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Fund or its shareholders. Accordingly, shareholders are urged to consult their tax advisers regarding specific questions as to federal, state and local income taxes.

TAX STATUS OF THE FUND

The Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other funds. The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended. So long as the Fund qualifies for this special tax treatment, it will be relieved of federal income tax on that part of its net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) which it distributes to shareholders.

TAX STATUS OF DISTRIBUTIONS

The Fund will distribute all of its net investment income (including, for this purpose, net short-term capital gain) to shareholders. Dividends from net investment income will be taxable to shareholders as ordinary income whether received in cash or in additional shares. Distributions from net investment income will qualify for the dividends-received deduction for corporate shareholders only to the extent such distributions are derived from dividends paid by domestic corporations. It can be expected that only certain dividends of the Fund will qualify for that deduction. Any net capital gains will be distributed annually and will be taxed to shareholders as gain from the sale of a capital asset held for more than one year, regardless of how long the shareholder has held shares. The Fund will make annual reports to shareholders of the federal income tax status of all distributions, including the amount of dividends eligible for the dividends-received deduction.

Certain securities purchased by the Fund are sold with original issue discount and thus generally do not make periodic cash interest payments. The Fund will be required to include as part of its current income a portion of the accrued discount on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because the Fund distributes all of its net investment income to its shareholders, the Fund may have to sell fund securities to distribute such accreted income, which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

Income received on direct U.S. government obligations is exempt from income tax at the state level when received directly and may be exempt, depending on the state, when received by a shareholder from the Fund provided certain state-specific conditions are satisfied. The Fund will inform shareholders annually of the percentage of income and distributions derived from direct U.S. government obligations. Shareholders should consult their tax advisers to determine whether any portion of the income dividends received from the Fund is considered tax exempt in their particular state.

Dividends declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year, if paid by the Fund at any time during the following January.

The Fund intends to make sufficient distributions prior to the end of each calendar year to avoid liability for federal excise tax. Such distributions will be invested in additional shares of the fund unless the investor has chosen to receive distributions in cash.

A sale, exchange or redemption of the Fund's shares is a taxable event to the shareholder.

GENERAL INFORMATION

THE TRUST

The Trust, an open-end investment management company, was organized under Massachusetts law as a business trust under a Declaration of Trust dated July 18, 1991. The Declaration of Trust permits the Trust to offer separate series of shares. All consideration received by the Trust for shares of any portfolio and all assets of such portfolio belong to that portfolio and would be subject to liabilities related thereto. The Trust reserves the right to create and issue shares of additional portfolios. Information regarding the other portfolios of the Trust is contained in separate prospectuses that may be obtained by calling 1-800-932-7781.

The Fund pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) pro rata share of the Trust's other expenses, including audit and legal expenses. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets.

TRUSTEES OF THE TRUST

The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust.

VOTING RIGHTS

Each share held entitles the shareholder of record to one vote. The Fund will vote separately on matters relating solely to it. As a Massachusetts business trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholder approval will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

As of February 1, 1998, the First Manhattan Co. Omnibus Account for the Exclusive Benefit of Customers (New York, NY) owned a controlling interest in the Fund as defined by the Investment Company Act of 1940, as amended.

REPORTING

The Trust issues unaudited financial information semiannually and audited financial statements annually to shareholders of record for the Fund. The Trust also furnishes periodic reports and, as necessary, proxy statements to shareholders of record.

SHAREHOLDER INQUIRIES

Shareholder inquiries not involving orders to purchase or redeem shares may be directed to the FMC Select Fund, c/o The Advisors' Inner Circle Fund, P.O. Box 419009, Kansas City, Missouri 64141-6009 or by calling 1-800-932-7781. Purchases and redemptions of shares may be made through the Transfer Agent by calling 1-800-808-4921.

DIVIDENDS AND DISTRIBUTIONS

Substantially all of the net investment income (excluding capital gain) of the Fund is distributed in the form of quarterly dividends. Shareholders of record on the last Business Day of each quarter will be entitled to receive the quarterly dividend distribution. If any capital gain is realized, substantially all of it is distributed at least annually.

Shareholders automatically receive all income dividends and capital gain distributions in additional shares at the net asset value next determined following the record date, unless the shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to the Transfer Agent at least 15 days prior to the distribution. Shareholders may receive payments for cash distributions in the form of a check or by Federal Reserve wire transfer or ACH wire transfer.

Dividends and other distributions of the Fund are paid on a per share basis. The value of each share will be reduced by the amount of the payment. If shares are purchased shortly before the record date for a dividend or the distribution of ordinary income or capital gains, a shareholder will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

COUNSEL AND INDEPENDENT PUBLIC ACCOUNTANTS

Morgan, Lewis & Bockius LLP serves as counsel to the Trust. Arthur Andersen LLP serves as the independent public accountants of the Trust.

CUSTODIAN

CoreStates Bank, N.A., Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, Pennsylvania 19101 serves as the custodian (the "Custodian") of the Fund. The Custodian holds cash, securities and other assets of the Trust as required by the Investment Company Act of 1940, as amended.

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

The following is a description of certain permitted investments and associated risk factors for the Fund:

ASSET-BACKED SECURITIES -- Asset-backed securities are secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

BANK OBLIGATIONS -- Debt obligations issued by U.S. and foreign banks, including bankers' acceptances (bills of exchange or time drafts drawn on and accepted by commercial banks and used by corporations to finance the shipment and storage of goods and to furnish dollar exchange), certificates of deposit (negotiable interest bearing instruments with specific maturities issued by banks and savings and loan institutions in exchange for the deposit of funds), and time deposits (non-negotiable receipts issued by banks in exchange for the deposit of funds that earn a specified rate of interest over a definite period of time).

COMMERCIAL PAPER -- Unsecured short-term promissory notes issued by corporations and other entities. The maturities on these issues vary from a few days to nine months.

CONVERTIBLE SECURITIES -- Convertible securities have characteristics of both fixed income and equity securities. Because of the conversion feature (which may be mandatory or optional), the market value of convertible securities tends to move together with the market value of the underlying stock. As a result, the Fund's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.

HIGH RISK, HIGH YIELD CONVERTIBLE SECURITIES -- Fixed income securities (including convertible securities) rated below investment grade are often referred to as "junk bonds." Such securities involve greater risk of default or price declines than investment grade securities due to changes in the issuer's creditworthiness and the outlook for economic growth. The market for these securities may be less active, causing market price volatility and limited liquidity in the secondary market. This may limit the Fund's ability to sell such securities at their market value. In addition, the market for these securities may also be adversely affected by legislative and regulatory developments. Credit quality in the junk bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks imposed by a particular security.

CORPORATE BONDS -- Debt instruments issued by a private corporation, as distinct from one issued by a governmental agency or municipality. Corporate bonds generally have the following features: (1) they are taxable; (2) they have a par value of $1,000; and (3) they have a term maturity. They are sometimes traded on major exchanges.

EQUITY SECURITIES -- Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities, such as warrants or convertible debt, exercisable for or convertible into equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate. An investment in the Fund may therefore be more suitable for long-term investors.

FIXED INCOME SECURITIES -- The market value of the fixed income investments in which the Fund invests will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect the Fund's net asset value.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS -- Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Fund may use futures contracts and related options for BONA FIDE hedging purposes, to offset changes in the value of securities held or expected to be acquired, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges.

Stock index futures are futures contracts for various stock indices that are traded on registered securities exchanges. A stock index futures contract obligates the seller to deliver (and the purchaser to accept) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to accurately predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and futures options.

INVESTMENT COMPANY SECURITIES -- The Fund's purchase of investment company securities will result in the layering of expenses. The Fund is prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, the Fund owns in the aggregate (1) more than 3% of the total outstanding voting stock of the acquired company, (2) securities issued by the acquired company having an aggregate value of 5% of the value of the total assets of the Fund, or (3) securities issued by the acquired company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund.

MONEY MARKET INSTRUMENTS -- These high quality, short-term debt instruments consist of U.S. Government securities; certificates of deposit, time deposits and bankers' acceptances issued by high quality banks or savings & loan associations; commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's, or, if not rated, determined by the Adviser to be of comparable quality; repurchase agreements involving any of the foregoing securities; and, to the extent permitted by applicable law, shares of other investment companies investing solely in money market instruments.

MORTGAGE BACKED SECURITIES -- The Fund may acquire securities representing an interest in a pool of mortgage loans that are issued or guaranteed by a U.S. Government agency. The primary issuers or guarantors of these mortgage-backed securities are the Government National Mortgage Association ("GNMA"), Fannie Mae and Federal Home Loan Mortgage Corporation ("FHLMC"). The Fund may also purchase collateralized mortgage obligations and real estate mortgage investment conduits issued by governmental and non-governmental entities. The mortgages backing these securities include conventional 30 year fixed rate mortgages, graduated payment mortgages, and adjustable rate mortgages. These mortgages may be supported by various types of insurance, may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by the U.S. Government, its agencies or instrumentalities. However, the guarantees do not extend to the mortgage backed securities' market value, which is likely to vary inversely with fluctuations in interest rates. These certificates are in most cases "pass-through" instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate. Because the prepayment rates of the underlying mortgages fluctuate, it is not possible to predict accurately the average life or anticipated yield of a particular issue of pass-through certificates. During periods of declining interest rates, prepayment of mortgages underlying mortgage backed securities can be expected to accelerate. When the mortgage obligations are prepaid, the Fund reinvests the prepaid amounts in securities, the yield of which reflects interest rates prevailing at the time. Moreover, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses.

OPTIONS -- A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, the Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened.

The Fund may purchase put and call options to protect against a decline in the market value of the securities in its fund or to protect against an increase in the cost of securities that the Fund may seek to purchase in the future. When purchasing put and call options, the Fund pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

The Fund may write covered call options as a means of increasing the yield on its fund and as a means of providing limited protection against decreases in its market value. When the Fund sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which the Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. The Fund may purchase and write options only on an exchange.

RISK FACTORS. Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to accurately predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

REPURCHASE AGREEMENTS -- Repurchase Agreements are agreements by which a person obtains a security and simultaneously commits to return the security to the seller at an agreed upon price (including principal and interest) on an agreed upon date within a number of days from the date of purchase. The Custodian or its agent will hold the security as collateral for the repurchase agreement. Collateral must be maintained at a value at least equal to 102% of the purchase price. The Fund bears a risk of loss in the event the other party defaults on its obligations and the Fund is delayed or prevented from its right to dispose of the collateral securities or if the Fund realizes a loss on the sale of the collateral securities. The Adviser will enter into repurchase agreements on behalf of the Fund only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established and periodically reviewed by the Trustees. Repurchase agreements are considered to be loans by the Fund.

SECURITIES OF FOREIGN ISSUERS -- The Fund will purchase only those securities of foreign issuers (including American Depositary Receipts or "ADRs") that are traded on registered exchanges or the over-the-counter market in the United States. ADRs are typically issued by a U.S. financial institution and evidence ownership of underlying securities issued by a foreign issuer. Investments in securities of foreign issuers are subject to special risks such as future adverse political and economic developments, possible seizure, nationalization or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source, greater fluctuation in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions. Foreign securities issuers are often subject to accounting treatment and engage in business practices different from those respecting domestic securities issuers.

SECURITIES LENDING -- In order to generate additional income, the Fund may lend securities which it owns pursuant to agreements requiring that the loan be continuously secured by collateral consisting of cash, securities of the U.S. Government or its agencies equal to at least 100% of the market value of the securities lent. The Fund continues to receive interest on the securities lent while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

U.S. GOVERNMENT SECURITIES -- Certain federal agencies have been established as instrumentalities of the U.S. Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the U.S. Government, are either backed by the full faith and credit of the United States or are guaranteed by the Treasury. Issues of other agencies or instrumentalities are supported only by the issuing agency's right to borrow from the Treasury or by the credit of the agency or instrumentality. Any guaranty by the U.S. Government, its agencies or instrumentalities of the securities in which the Fund invests guarantees only the payment of principal and interest on the guaranteed security and does not guarantee the yield or value of that security or the yield or value of shares of the Fund.

U.S. TREASURY SECURITIES -- U.S. Treasury securities consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS").

VARIABLE AND FLOATING RATE SECURITIES -- Certain of the obligations purchased by the Fund may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Such instruments bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as a Federal Reserve composite index.

WHEN-ISSUED TRANSACTIONS -- The Fund may enter into forward commitments or purchase securities on a when-issued basis, in which case delivery and payment normally take place at a future date. The interest rate on these securities is fixed as of the purchase date although no interest accrues until the settlement date. These securities are subject to market fluctuation due to changes in market interest rates during the period between the purchase date and the delivery date.

ZERO COUPON SECURITIES -- Zero coupon obligations are debt securities that do not bear any interest, but instead are issued at a deep discount from par. The value of a zero coupon obligation increases over time to reflect the interest accreted. Such obligations will not result in the payment of interest until maturity, and will have greater price volatility than similar securities that are issued at par and pay interest periodically.

Please see the Statement of Additional Information for more information about the permitted investments of the Fund.

================================================================================
                               TABLE OF CONTENTS
                                                                            PAGE
                                                                            ----
SUMMARY ...................................................................    2
EXPENSE SUMMARY ...........................................................    4
FINANCIAL HIGHLIGHTS ......................................................    5
THE TRUST AND THE FUND ....................................................    6
INVESTMENT OBJECTIVE ......................................................    6
GENERAL INVESTMENT POLICIES ...............................................    6
AUXILIARY POLICIES ........................................................    7
RISK FACTORS ..............................................................    7
INVESTMENT LIMITATIONS ....................................................    8
THE ADVISER ...............................................................    8
THE ADMINISTRATOR .........................................................    9
THE TRANSFER AGENT ........................................................    9
THE DISTRIBUTOR ...........................................................    9
FUND TRANSACTIONS .........................................................    9
PURCHASE AND REDEMPTION OF SHARES .........................................    9
PURCHASES BY MAIL .........................................................    9
PURCHASES BY WIRE TRANSFER ................................................   10
GENERAL INFORMATION REGARDING PURCHASES ...................................   10
SYSTEMATIC INVESTMENT PLAN ................................................   10
REDEMPTIONS ...............................................................   10
PERFORMANCE ...............................................................   11
TAXES .....................................................................   12
TAX STATUS OF THE FUND ....................................................   12
TAX STATUS OF DISTRIBUTIONS ...............................................   12
GENERAL INFORMATION .......................................................   13
DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS .....................   14


                                     Fund:
                                FMC SELECT FUND
                                P.O. Box 419009
                           Kansas City, MO 64141-6009

                                    Adviser:
                               FIRST MANHATTAN CO.
                               437 Madison Avenue
                               New York, NY 10022

                                  Distributor:
                        SEI INVESTMENTS DISTRIBUTION CO.
                                 Oaks, PA 19456

                                 Administrator:
                               SEI FUND RESOURCES
                                 Oaks, PA 19456

                                 Legal Counsel:
                          MORGAN, LEWIS & BOCKIUS LLP
                               1800 M Street N.W.
                              Washington, DC 20036

                        Independent Public Accountants:
                              ARTHUR ANDERSEN LLP
                               1601 Market Street
                             Philadelphia, PA 19103


For Information call: 1-800-932-7781
FMC-F-001-04
================================================================================

================================================================================



                                FMC SELECT FUND



                                   Prospectus
                               February 27, 1998



Advised By:
FIRST MANHATTAN CO.

================================================================================

                                   FMC SELECT FUND

                                      A FUND OF:
                           THE ADVISORS' INNER CIRCLE FUND

                                 INVESTMENT ADVISER:
                                 FIRST MANHATTAN CO.


This STATEMENT OF ADDITIONAL INFORMATION is not a prospectus and relates only to the FMC Select Fund (the "Fund"). It is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund (the "Trust") and the Fund and should be read in conjunction with the Fund's prospectus dated February 27, 1998. The Prospectus for the Fund may be obtained by calling 1-800-932-7781.



                                  TABLE OF CONTENTS

THE TRUST AND THE FUND . . . . . . . . . . . . . . . . . . . . . . . . . . S-2
DESCRIPTION OF PERMITTED INVESTMENTS . . . . . . . . . . . . . . . . . . . S-2
INVESTMENT LIMITATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . S-5
THE ADVISER. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-7
THE ADMINISTRATOR. . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-7
THE DISTRIBUTOR. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-8
TRUSTEES AND OFFICERS OF THE TRUST . . . . . . . . . . . . . . . . . . . . S-9
COMPUTATION OF YIELD AND TOTAL RETURN. . . . . . . . . . . . . . . . . .  S-12
PURCHASE AND REDEMPTION OF SHARES. . . . . . . . . . . . . . . . . . . . .S-13
DETERMINATION OF NET ASSET VALUE . . . . . . . . . . . . . . . . . . . . .S-13
TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .S-14
FUND TRANSACTIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . .S-16
DESCRIPTION OF SHARES. . . . . . . . . . . . . . . . . . . . . . . . . . .S-18
SHAREHOLDER LIABILITY. . . . . . . . . . . . . . . . . . . . . . . . . . .S-18
LIMITATION OF TRUSTEES' LIABILITY. . . . . . . . . . . . . . . . . . . . .S-18
5% SHAREHOLDERS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .S-19
EXPERTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .S-19
FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . .S-19
APPENDIX . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . A-1



February 27, 1998



FMC-F-002-05

THE TRUST AND THE FUND


This Statement of Additional Information ("Statement") relates only to the FMC Select Fund (the "Fund"). The Fund is a separate series of The Advisors' Inner Circle Fund (the "Trust"), an open-end investment management company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated July 18, 1991. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). Each portfolio is a separate mutual fund, and each share of each portfolio represents an equal proportionate interest in that portfolio. See "Description of Shares." No investment in shares of a fund should be made without first reading that fund's prospectus. Capitalized terms not defined herein are defined in the Prospectus offering shares of the Fund.


DESCRIPTION OF PERMITTED INVESTMENTS

MORTGAGE BACKED SECURITIES

The Fund may invest in securities issued or guaranteed by the Government National Mortgage Association ("GNMA"), a wholly-owned U.S. Government corporation which guarantees the timely payment of principal and interest. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans. GNMA certificates consist of underlying mortgages with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments, GNMA certificates have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular GNMA pool. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. GNMA securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, GNMA certificates may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of a GNMA certificate likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price to its par value, which may result in a loss.

The Fund may invest in MORTGAGE BACKED SECURITIES consisting of collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICS"). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment) and mortgage backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). CMOs typically are issued with a number of classes or series which have different maturities and which are retired using cash flow from underlying collateral according to a specified plan.

Investors purchasing such CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

REPURCHASE AGREEMENTS are agreements by which a person (e.g., the Fund) obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank of New York) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by the Fund for purposes of its investment limitations. The repurchase agreements entered into by the Fund will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Fund, the custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and is required to return the underlying security to the seller's estate.

The Fund only invests in investment grade fixed income securities; however, it may hold up to 5% of its total assets in convertible debt securities which are rated as low as Caa by Moody's or CCC by S&P. Such below investment grade instruments are high risk, high yield securities (known as "JUNK BONDS") that involve greater risk of default or price declines than investment grade securities due to changes in the issuers' creditworthiness and the outlook for economic growth. The market for these securities may be thinner and less active causing market price volatility and limited liquidity in the secondary market. This may limit the ability of the Fund to sell such securities at their market value. In addition, the market for these securities may also be adversely affected by legislative and regulatory developments. Credit quality in the junk bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks imposed by a particular security. For these reasons, it is the Fund's policy to use such ratings in conjunction with the Adviser's own independent, ongoing review of credit quality.

The Fund may invest in VARIABLE AMOUNT MASTER DEMAND NOTES which may or may not be backed by bank letters of credit. These notes permit the investment of fluctuating amounts at varying market rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. Such notes provide that the interest rate on the amount outstanding varies on a daily, weekly or monthly basis depending upon a stated short-term interest rate index. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. There is no secondary market for the notes. It is not generally contemplated that such instruments will be traded.

The Fund may invest in WHEN-ISSUED SECURITIES. These securities involve the purchase of debt obligations on a when-issued basis, in which case delivery and payment normally take place at a future date. The Fund will only make commitments to purchase obligations on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date. The when-issued securities are subject to market fluctuation, and no interest accrues on the security to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case there could be an unrealized loss at the time of delivery.

Segregated accounts will be established with the custodian, and the Fund will maintain liquid assets (cash, U.S. Government obligations, or liquid, high quality debt obligations) in an amount at least equal in value to its commitments to purchase when-issued securities. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

The Fund may invest in WARRANTS in an amount not exceeding 5% of the Fund's net assets as valued at the lower of cost or market value. Included in that amount, but not to exceed 2% of the Fund's net assets, may be warrants not listed on the New York Stock Exchange or American Stock Exchange.

INVESTMENT COMPANY SHARES


The Fund may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. The Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund's usual expenses. See also "Investment Limitations."


INVESTMENT LIMITATIONS

The following policies are, except for policies 3, 6, 8 and 10, non-fundamental policies of the Fund. Non-fundamental polices may be changed or eliminated by the Trust's Board of Trustees without a vote of the Fund's shareholders. The term "majority of the outstanding shares" of the Fund or the Trust, respectively, means the vote of (i) 67% or more of the Fund's or the Trust's shares present at a meeting, if more than 50% of the outstanding shares of the Fund or the Trust are present or represented by proxy, or (ii) more than 50% of the Fund's or the Trust's outstanding shares, whichever is less.

The Fund may not:

1.   Acquire more than 10% of the voting securities of any one issuer.

2.   Invest in companies for the purpose of exercising control.

3. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of total assets. Borrowings from a bank require asset coverage of at least 300%. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period as the Securities and Exchange Commission (the "SEC") may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. All borrowings in excess of 5% of total assets will be repaid before making additional investments and any interest paid on such borrowings will reduce income.

4. Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies, may lend its portfolio securities, and may enter into repurchase agreements, as described in the Prospectus and in this Statement of Additional Information.

5. Pledge, mortgage or hypothecate assets except to secure borrowings permitted by (3) above in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the incurrence of such loan.

6. Purchase or sell real estate, real estate limited partnership interests or commodities provided that this shall not prevent the Fund from investing in readily marketable securities of issuers which can invest in real estate or commodities, institutions that issue mortgages, and real estate investment trusts which deal in real estate or interests therein, and provided further that this shall not prevent the Fund from investing in commodities contracts relating to financial instruments.

7. Make short sales of securities, maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions and may sell securities short "against the box."

8. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

9. Invest its assets in securities of any investment company, except as permitted by the Investment Company Act of 1940 or pursuant to an order of exemption therefrom.

10. Issue senior securities (as defined in the Investment Company Act of 1940) except as permitted by rule, regulation or order of the SEC.

11. Invest in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases.

12. Invest in illiquid securities. An illiquid security is a security which cannot be disposed of in the usual course of business within seven days, at approximately the value at which the Fund has valued the instrument. Illiquid securities include repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists.

The foregoing percentages will apply at the time of the purchase of a security and shall not be considered violated unless an excess occurs or exists immediately after and as a result of a purchase of such security as to each limitation except number 3.

THE ADVISER

The Trust and First Manhattan Co. (the "Adviser") have entered into an advisory agreement (the "Advisory Agreement"). The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.


For the fiscal period ended October 31, 1995 and the fiscal years ended October 31, 1996 and October 31, 1997, the Adviser was paid $90,353, $268,433, and
$458,786, respectively, and for the fiscal period ended October 31, 1995 reimbursed fees of $53,582 and for the fiscal years ended October 31, 1996 and October 31, 1997 waived fees of $38,766 and $46,194, respectively.


The continuance of the Advisory Agreement after the first two years must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, by a majority of the outstanding shares of the Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust.

THE ADMINISTRATOR


The Trust and SEI Fund Resources (the "Administrator") have entered into an administration agreement (the "Administration Agreement"). The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of five years after the effective date of the agreement and shall continue in effect for successive periods of two years unless terminated by either party on not less than 90 days' prior written notice to the other party.

For the fiscal period ended October 31, 1995 and the fiscal years ended October 31, 1996 and October 31, 1997, the Administrator received fees of $36,370, $81,018, and $126,246, respectively, for the Fund.


The Trust and the Administrator have also entered into a shareholder servicing agreement pursuant to which the Administrator provides certain shareholder services in addition to those set forth in the Administration Agreement.


The Administrator, a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds: The Achievement Funds Trust, The Arbor Fund, ARK Funds, Bishop Street Funds, Boston 1784 Funds-Registered Trademark-, CoreFunds, Inc., CrestFunds, Inc., CUFUND, The Expedition Funds, FMB Funds, Inc., First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, Marquis Funds-Registered Trademark-, Monitor Funds, Morgan Grenfell Investment Trust, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, Rembrandt Funds-Registered Trademark-, Santa Barbara Group of Mutual Funds, Inc., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, TIP Funds and TIP Institutional Funds.


THE DISTRIBUTOR


SEI Investments Distribution Co. (the "Distributor"), a wholly owned subsidiary of SEI Investments, and the Trust are parties to a distribution agreement (the "Distribution Agreement"). The Distributor will not receive compensation for the distribution of shares of the Fund.


The Distribution Agreement is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 60 days' written notice by either party or upon assignment by the Distributor.

TRUSTEES AND OFFICERS OF THE TRUST

The management and affairs of the Fund are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each may have held other positions with the named companies during that period. The Fund pays the fees for unaffiliated Trustees.


The Trustees and Executive Officers of the Trust, their respective dates of birth, and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Unless otherwise noted, the business address of each Trustee and each Executive Officer is SEI Investments Company, Oaks, Pennsylvania 19456. Certain officers of the Trust also serve as officers of some or all of the following:
The Achievement Funds Trust, The Arbor Fund, ARK Funds, Bishop Street Funds, Boston 1784 Funds-Registered Trademark-, CoreFunds, Inc., CrestFunds, Inc., CUFUND, The Expedition Funds, FMB Funds, Inc., First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, Marquis Funds-Registered Trademark-, Monitor Funds, Morgan Grenfell Investment Trust, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, Santa Barbara Group of Mutual Funds, Inc., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, TIP Funds and TIP Institutional Funds, open-end management investment companies which are managed by SEI Fund Resources or its affiliates and, except for Santa Barbara Group of Mutual Funds, Inc., are distributed by SEI Investments Distribution Co.



ROBERT A. NESHER (DOB 08/17/46) -- Chairman of the Board of Trustees* -- Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Executive Vice President of SEI Investments, 1986-1994. Director and Executive Vice President of the Administrator and the Distributor, 1981-1994. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, Boston 1784 Funds-Registered Trademark-, The Expedition Funds, Marquis Funds-Registered Trademark-, Pillar Funds, Rembrandt Funds-Registered Trademark-, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trustand SEI Tax Exempt Trust.



JOHN T. COONEY (DOB 01/20/27) -- Trustee** -- Retired since 1992. Formerly Vice Chairman of Ameritrust Texas N.A., 1989-1992, and MTrust Corp., 1985-1989. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition
Funds and Marquis Funds-Registered Trademark-.



WILLIAM M. DORAN (DOB 05/26/40) -- Trustee* -- 2000 One Logan Square, Philadelphia, PA 19103. Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the

Trust, Administrator and Distributor, Director and Secretary of SEI Investments. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds, Marquis Funds-Registered Trademark-, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.



FRANK E. MORRIS (DOB 12/30/23) -- Trustee** -- Retired since 1990. Peter Drucker Professor of Management, Boston College, 1989-1990. President, Federal Reserve Bank of Boston, 1968-1988. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds, Marquis Funds-Registered Trademark-, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.



ROBERT A. PATTERSON (DOB 11/05/27) -- Trustee** -- Pennsylvania State University, Senior Vice President, Treasurer (Emeritus). Financial and Investment Consultant, Professor of Transportation (1984-present). Vice President-Investments, Treasurer, Senior Vice President (Emeritus) (1982-1984). Director, Pennsylvania Research Corp.; Member and Treasurer, Board of Trustees of Grove City College. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds, and Marquis Funds-Registered Trademark-.



EUGENE B. PETERS (DOB 06/03/29) -- Trustee** -- Private investor from 1987 to present. Vice President and Chief Financial Officer, Western Company of North America (petroleum service company) (1980-1986). President of Gene Peters and Associates (import company) (1978-1980). President and Chief Executive Officer of Jos. Schlitz Brewing Company before 1978. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds and Marquis Funds-Registered Trademark-.



JAMES M. STOREY (DOB 04/12/31) -- Trustee** -- Partner, Dechert Price & Rhoads, from September 1987 - December 1993; Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds, Marquis Funds-Registered Trademark-, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.


DAVID G. LEE (DOB 04/16/52) -- President and Chief Executive Officer -- Senior Vice President of the Administrator and Distributor since 1993. Vice President of the Administrator and Distributor, 1991-1993. President, GW Sierra Trust Funds before 1991.

SANDRA K. ORLOW (DOB 10/18/53) -- Vice President and Assistant Secretary -- Vice President and Assistant Secretary of the Administrator and Distributor since 1988.

KEVIN P. ROBINS (DOB 04/15/61) -- Vice President and Assistant Secretary -- Senior Vice President, General Counsel and Assistant Secretary of SEI Investments, Senior Vice President, General Counsel and Secretary of the Administrator and Distributor since 1994. Vice President and Assistant Secretary of SEI Investments, the Administrator and Distributor, 1992-1994. Associate, Morgan, Lewis & Bockius LLP (law firm), 1988-1992.


RICHARD W. GRANT (DOB 10/25/45) -- Secretary -- 2000 One Logan Square, Philadelphia, PA 19103, Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, Administrator and Distributor.


KATHRYN L. STANTON (DOB 11/19/58) -- Vice President and Assistant Secretary -- Deputy General Counsel of SEI Investments, Vice President and Assistant Secretary of the Administrator and Distributor since 1994. Associate, Morgan, Lewis & Bockius LLP (law firm), 1989-1994.



MARK E. NAGLE (DOB 10/20/59) -- Controller and Chief Financial Officer -- Vice President of Fund Accounting and Administration of SEI Fund Resources since November 1996. Vice President of Fund Accounting, BISYS Fund Services, September 1995 to November 1996. Senior Vice President and Site Manager, Fidelity Investments, 1981 to September 1995.



TODD B. CIPPERMAN (DOB 02/14/66) -- Vice President and Assistant Secretary -- Vice President and Assistant Secretary of SEI Investments, the
Administrator and the Distributor since 1995. Associate, Dewey Ballantine (law firm) (1994-1995). Associate, Winston & Strawn (law firm) (1991-1994).



JOSEPH M. O'DONNELL (DOB 11/13/54) -- Vice President and Assistant Secretary -- Vice President and Assistant Secretary of the Administrator and Distributor since 1998. Vice President and General Counsel, FPS Services, Inc., 1993-1997. Staff Counsel and Secretary, Provident Mutual Family of Funds, 1990-1993.


-----------------------
*Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act.

**Messrs. Cooney, Morris, Patterson, Peters and Storey serve as members of the Audit Committee of the Fund.

The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust. The Trust pays the fees for unaffiliated Trustees.

The following table exhibits Trustee compensation for the fiscal year ended October 31, 1997.




---------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Total Compensation From
                                                                                                          Registrant and Trust
                                                                                                          Complex* Paid to
                               Aggregate Compensation From    Pension or Retirement   Estimated Annual    Trustees for the Fiscal
                               Registrant for the Fiscal      Benefits Accrued as     Benefits Upon       Year Ended October 31,
Name of Person, Position       Year Ended October 31, 1997    Part of Trust Expenses  Retirement          1997
---------------------------------------------------------------------------------------------------------------------------------
John T. Cooney                 $8,154                                   N/A                   N/A         $8,154 for services on 1
                                                                                                          board
---------------------------------------------------------------------------------------------------------------------------------

Frank E. Morris                $8,154                                   N/A                   N/A         $8,154 for services on 1
                                                                                                          board
---------------------------------------------------------------------------------------------------------------------------------

Robert Patterson               $8,154                                   N/A                   N/A         $8,154 for services on 1
                                                                                                          board
---------------------------------------------------------------------------------------------------------------------------------

Eugene B. Peters               $8,154                                   N/A                   N/A         $8,154 for services on 1
                                                                                                          board
---------------------------------------------------------------------------------------------------------------------------------

James M. Storey, Esq.          $8,154                                   N/A                   N/A         $8,154 for services on 1
                                                                                                          board
---------------------------------------------------------------------------------------------------------------------------------

William M. Doran, Esq.         $0                                       N/A                   N/A         $0 for services on 1
                                                                                                          board
---------------------------------------------------------------------------------------------------------------------------------

Robert A. Nesher               $0                                       N/A                   N/A         $0 for services on 1
                                                                                                          board
---------------------------------------------------------------------------------------------------------------------------------



*For the purpose of this table, the Trust is the only investment company in the "Trust Complex."


COMPUTATION OF YIELD AND TOTAL RETURN

From time to time the Trust may advertise its yield and total return of the Fund. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made concerning actual future yields or returns. The yield of the Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated in each period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

Yield = 2 [((a-b)/cd + 1) to the 6th power - 1)] where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.


For the 30-day period ended October 31, 1997, the yield for the Fund was 1.06%.

The total return of the Fund refers to the average compounded rate of return to a hypothetical investment for designated time periods (including but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T) to the power of n = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value, as of the end of the designated time period, of a hypothetical $1,000 payment made at the beginning of the designated time period.


For the fiscal year ended October 31, 1997 and for the period from May 8, 1995 (commencement of operations) through October 31, 1997, the total return for the Fund was 30.51% and 26.43% (annualized) respectively. The cumulative total return for the Fund from May 8, 1995 through October 31, 1997 was 78.97%.


PURCHASE AND REDEMPTION OF SHARES


Purchases and redemptions may be made through the Transfer Agent on any Business Day. Shares of the Fund are offered on a continuous basis. Currently, the Fund is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.



It is currently the Trust's policy to pay all redemptions in cash.  The
Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind, readily marketable securities held by the Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those Shareholders that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.


The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period during which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Fund for any period during which the New York Stock Exchange, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

The securities of the Fund are valued by the Administrator. The Administrator uses an independent pricing service to obtain valuations of securities. The pricing service relies primarily on prices of actual market transactions as well as trader quotations. However, the service may also use a matrix system to determine valuations of fixed income securities, which system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

TAXES


The following is only a summary of certain federal income tax considerations generally affecting the Fund and its shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.


FEDERAL INCOME TAX


The following discussion of federal income tax consequences is based on the Internal Revenue Code of 1986 (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.


The Fund intends to qualify as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject.


In order to qualify for treatment as a RIC under the Code, the Fund must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, or certain other income; (ii) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and
(iii) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or of two or more issuers which the Fund controls or which are engaged in the same, similar or related trades or business.



Notwithstanding the Distribution Requirement described above, which requires only that the Fund distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of that year, plus certain other amounts.



Any gain or loss recognized on a sale or redemption of shares of a Fund by a non-exempt shareholder who is not a dealer in securities generally will be treated as a long-term capital gain or loss if the shares have been held for more than eighteen months, will be treated as a mid-term capital gain if the shares have been held for more than twelve, but not more than eighteen, months and otherwise generally will be treated as a short-term capital gain or loss.
If shares of the Fund on which a net capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the long-term capital gain distribution.


In certain cases, the Fund will be required to withhold, and remit to the United States Treasury, 31% of any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, or (3) has not certified to the Fund that such shareholder is not subject to backup withholding.


If the Fund fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits and such distributions will generally be eligible for the corporate dividends-received deduction.

STATE TAXES

The Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by the Fund to shareholders and the ownership of shares may be subject to state and local taxes.

FUND TRANSACTIONS

The Fund has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees of the Trust, the Adviser is responsible for placing the orders to execute transactions for the Fund. In placing orders, it is the policy of the Fund to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.

The money market instruments in which the Fund may invest are traded primarily in the over-the-counter market. Bonds and debentures are usually traded over-the-counter, but may be traded on an exchange. Where possible, the Adviser will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Fixed income securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing fixed income portfolio securities transactions of the Fund will primarily consist of dealer spreads and underwriting commissions.


The Adviser may, consistent with the interests of the Fund, select brokers on the basis of the research services they provide to the Adviser. Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. If, in the judgment of the Adviser, the Fund or other accounts managed by the Adviser will be benefitted by supplemental research services, the Adviser is authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. The expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information, such services may not be used exclusively, or at all, with respect to the Fund or account generating the brokerage, and there can be no guarantee that the Adviser will find all of such services of value in advising the Fund. For the fiscal year ended October 31, 1997, the Fund directed all of its brokerage to the Adviser.



It is expected that the Fund will execute all or substantially all of the Fund's brokerage or other agency transactions through the Adviser, and may execute agency transactions through the Distributor, for a commission in conformity with the Investment Company Act of 1940, the Securities Exchange Act of 1934 and rules promulgated by the SEC. Under these provisions, the Adviser and the Distributor are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange. These rules further require that commissions paid to the Adviser or the Distributor by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to the Adviser and the Distributor and will review these procedures periodically.



For the fiscal year ended October 31, 1997, the Fund paid no brokerage commissions to the Distributor. For the fiscal years ended October 31, 1996 and October 31, 1997, all securities transactions for the Fund were directed to the Adviser. For the fiscal period ended October 31, 1995, and the fiscal years ended October 31, 1996 and October 31, 1997, the Fund paid $48,428, $56,991 and $60,672, respectively, in commissions to the Adviser.



For the fiscal years ended October 31, 1996 and October 31, 1997, the portfolio turnover rate for the Fund was 24.39% and 21.71%, respectively.



For the fiscal year ended October 31, 1997, no commissions were paid on brokerage transactions, pursuant to an agreement or understanding, to brokers in return for research services provided by the brokers.



For the period ended October 31, 1995 and for the fiscal years ended October 31, 1996 and 1997, the Fund paid the following brokerage commissions:

------------------------------------------------------------------------
TOTAL BROKERAGE COMMISSIONS            AMOUNT PAID TO SEI INVESTMENTS(1)
------------------------------------------------------------------------
1995      1996      1997               1995       1996        1997
------------------------------------------------------------------------
$51,140   $56,991   $60,672            $0         $0          $0
------------------------------------------------------------------------



* An asterisk indicates that the Fund
had not commenced operations for the period indicated.




For the fiscal period and years indicated, the Fund paid the following brokerage commissions:




                                                            % OF TOTAL            % OF TOTAL
  TOTAL $ AMOUNT OF              TOTAL $ AMOUNT OF           BROKERAGE             BROKERAGE
BROKERAGE COMMISSIONS          BROKERAGE COMMISSIONS        COMMISSIONS           TRANSACTIONS
        PAID                 PAID TO AFFILIATED BROKERS     PAID TO THE         EFFECTED THROUGH
                                                             AFFILIATED        AFFILIATED BROKERS
                                                               BROKERS
-------------------------------------------------------------------------------------------------
1995     1996     1997         1995     1996     1997           1997                 1997
-------------------------------------------------------------------------------------------------

$48,428  $56,991  $60,672    $48,428  $56,991  $60,672          100%                 %100
-------------------------------------------------------------------------------------------------




* An asterisk indicates that the Fund had not commenced operations as of the period indicated.



DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the portfolio. Shareholders have no preemptive rights. All consideration received by the Trust for shares of any portfolio and all assets in which such consideration is invested would belong to that portfolio and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

5% SHAREHOLDERS


As of February 1, 1998, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of each class of the Fund's shares.




Shareholder                        Number of Shares              %
-----------                        ----------------              -
First Manhattan Co.                4,926,781.8700                96.44%
Omnibus Account for the
Exclusive Benefit of Customers
Attn:  Neal K. Stearns
437 Madison Avenue
New York, NY 10022-7001



The Trust believes that most of the shares referred to above were held by the persons indicated in accounts for their fiduciary, agency or custodial customers.



EXPERTS

The financial statements of the Trust have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, and are incorporated by reference hereto in reliance upon the authority of said firm as experts in giving said report.

FINANCIAL STATEMENTS


The financial statements for the fiscal year ended October 31, 1997, including notes thereto and the report of Arthur Andersen LLP thereon, are herein incorporated by reference. A copy of the 1997 Annual Report to Shareholders must accompany the delivery of this Statement of Additional Information.

APPENDIX

DESCRIPTION OF COMMERCIAL PAPER RATINGS

The following descriptions of commercial paper ratings have been published by Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. ("Moody's"), respectively.


A-1 - This is S&P's highest category and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.



PRIME-1 - Issues rated Prime-1 (or supporting institutions) by Moody's have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     -    Leading market positions in well-established industries.
     -    High rates of return on funds employed.
     - Conservative capitalization structure with moderate reliance on debt and ample asset protection.
     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
     - Well-established access to a range of financial markets and assured sources of alternate liquidity.


DESCRIPTION OF CORPORATE BOND RATINGS

The following descriptions of corporate bond ratings have been published by S&P and Moody's, respectively.

Debt rated AAA has the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Debt rated AA also qualifies as high-quality debt. Capacity to pay principal and interest is very strong, and differs from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB by S&P is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB rating.

Debt rated CCC has a current identifiable vulnerability to default, and is dependent on favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B rating.

Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Bonds rated Baa by Moody's are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                          CRA REALTY SHARES PORTFOLIO

                              Investment Adviser:
                        CRA REAL ESTATE SECURITIES, L.P.

The Advisors' Inner Circle Fund (the "Fund") provides a convenient and economical means of investing in professionally managed portfolios of securities. This Prospectus offers shares of the following mutual fund (the "Portfolio"), which is a separate series of the Fund.

                          CRA REALTY SHARES PORTFOLIO
                                 CLASS A SHARES
                                      AND
                              INSTITUTIONAL SHARES

This Prospectus sets forth concisely the information about the Fund and the Portfolio that a prospective investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information relating to the Portfolio dated the same date as this Prospectus has been filed with the Securities and Exchange Commission and is available without charge by calling 1-888-712-1103. The Statement of Additional Information is incorporated into this Prospectus by reference. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund is maintained electronically with the Securities and Exchange Commission at its internet web site (http://www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

February 27, 1998

                        THE ADVISORS' INNER CIRCLE FUND

2

                               TABLE OF CONTENTS

Summary.....................................................          3
Expense Summary.............................................          5
Financial Highlights........................................          6
The Fund and the Portfolio..................................          7
Investment Objective and Policies...........................          7
General Investment Policies.................................          8
Investment Limitations......................................          9
The Adviser.................................................          9
The Administrator...........................................         10
The Transfer Agent..........................................         10
The Distributor.............................................         10
Shareholder Services........................................         11
Portfolio Transactions......................................         11
Purchase and Redemption of Shares...........................         11
Net Asset Value.............................................         13
Performance.................................................         13
Taxes.......................................................         14
General Information.........................................         15
Description of Permitted Investments and Risk Factors.......         16

                                    SUMMARY

The following summary provides basic information about Class A shares and Institutional shares of the CRA Realty Shares Portfolio (the "Portfolio"). The Portfolio is one of the mutual funds comprising The Advisors' Inner Circle Fund (the "Fund"). This summary is qualified in its entirety by reference to the more detailed information provided elsewhere in this Prospectus and in the Statement of Additional Information.

WHAT IS THE INVESTMENT OBJECTIVE AND POLICIES? The Portfolio seeks total return through an investment in real estate securities. The Portfolio seeks to achieve its objective through a combination of above-average income and long-term growth of capital by investing primarily in income-producing equity securities of publicly traded companies primarily engaged in the U.S. real estate industry ("real estate companies"), including Real Estate Investment Trusts ("REITs"). Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in income producing equity securities of real estate companies. The Portfolio seeks to invest in equity securities of companies that provide a dividend yield that generally exceeds the composite dividend yield of securities comprising the S&P 500 Index. There is no assurance that the Portfolio will achieve its investment objective.

WHAT ARE THE RISKS INVOLVED WITH AN INVESTMENT IN THE PORTFOLIO? The investment policies of the Portfolio entail certain risks and considerations of which an investor should be aware. The Portfolio invests in securities that fluctuate in value, and investors should expect the Portfolio's net asset value per share to fluctuate. Because the Portfolio invests primarily in the securities of companies principally engaged in the real estate industry, its investments will be subject to certain risks associated with the direct ownership of real estate. Further, because it is expected that the Portfolio will invest a substantial portion of its assets in REITs, the Portfolio will also be subject to certain risks associated with REITs. Finally, because the Portfolio concentrates its investments in companies primarily engaged in the real estate industry and is a non-diversified portfolio, the Portfolio may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, will be subject to a greater risk than would a more diversified portfolio with respect to its portfolio securities.

For more information about the Portfolio, see "Investment Objective and Policies," and "Description of Permitted Investments and Risk Factors."

WHO IS THE ADVISER? CRA Real Estate Securities, L.P. serves as the investment adviser of the Portfolio (the "Adviser" or "CRA"). In addition to advising the Portfolio, the Adviser, through its predecessors, has managed investments in real estate equity securities in a manner consistent with that used by the Portfolio on behalf of pension funds, insurance companies and wealthy individuals since 1984. See "Expense Summary" and "The Adviser."

WHO IS THE ADMINISTRATOR? SEI Fund Resources serves as the administrator and shareholder servicing agent of the Portfolio. See "The Administrator."

WHO IS THE TRANSFER AGENT? DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Portfolio. See "The Transfer Agent."

WHO IS THE DISTRIBUTOR? SEI Investments Distribution Co. acts as the distributor of the Portfolio's shares. See "The Distributor."

IS THERE A SALES LOAD? No, shares of each class of the Portfolio are offered on a no-load basis.

IS THERE A MINIMUM INVESTMENT? The minimum initial investment is $100,000 for Institutional shares and $5,000 for Class A shares of the Portfolio. Subsequent investments may be made in any amount. The Portfolio reserves the right to waive the investment minimums in its sole discretion.

4


HOW DO I PURCHASE AND REDEEM SHARES? Purchases and redemptions may be made through the Transfer Agent on any day when the New York Stock Exchange is open for business (a "Business Day"). A purchase order will be effective as of the Business Day received by the Transfer Agent if the Transfer Agent receives an order and payment by check or with readily available funds prior to the time the Portfolio calculates its net asset value (normally, 4:00 p.m., Eastern time). Redemption orders placed with the Transfer Agent prior to the time the Portfolio calculates its net asset value (normally, 4:00 p.m., Eastern time) on any Business Day will be effective that day. The Fund has also authorized certain broker-dealers and other financial intermediaries to accept purchase orders and redemption requests up to the times mentioned above on behalf of the Portfolio. The Portfolio also offers both a Systematic Investment Plan and a Systematic Withdrawal Plan. The purchase and redemption price for shares is the net asset value per share determined as of the end of the day the order is effective. See "Purchase and Redemption of Shares."

HOW ARE DISTRIBUTIONS PAID? Substantially all of the net investment income (exclusive of capital gains) of the Portfolio is distributed in the form of quarterly dividends. Any capital gain is distributed at least annually. Distributions are paid in additional shares unless the shareholder elects to take the payment in cash. See "Dividends and Distributions."

                                EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES                              CLASS A      INSTITUTIONAL
--------------------------------------------------------------------------------------------
Sales Load Imposed on Purchases.............................   None            None
Sales Load Imposed on Reinvested Dividends..................   None            None
Deferred Sales Load.........................................   None            None
Redemption Fees(1)..........................................   0.75%(2)        0.75%(2)
Exchange Fees...............................................   None            None
--------------------------------------------------------------------------------------------

(1) A wire redemption charge, currently $10.00, is deducted from the amount of wire redemption payments.
(2) The Portfolio charges a 0.75% transaction fee on redemptions of shares that have been held less than six months to discourage short-term trading.

ANNUAL OPERATING EXPENSES
(as a percentage of average net assets)

                                                              CLASS A      INSTITUTIONAL
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Advisory Fees (after fee waiver)(1).........................   0.47%           0.47%
Other Expenses(1)...........................................   0.53%           0.53%
Shareholder Service Fees....................................   0.25%           None
--------------------------------------------------------------------------------------------
Total Operating Expenses (after fee waiver and
  expense reimbursements)(1)................................   1.25%           1.00%
--------------------------------------------------------------------------------------------

(1) The Adviser has agreed, on a voluntary basis, to waive "Advisory Fees" and reimburse "Other Expenses" for the Portfolio to the extent necessary to keep the Portfolio's "Total Operating Expenses" during the current fiscal year from exceeding 1.25% and 1.00% for Class A shares and Institutional shares, respectively. The Adviser reserves the right to terminate such waivers and reimbursements at any time in its sole discretion. Absent such waivers and reimbursements, Advisory Fees, Other Expenses and Total Operating Expenses for the Class A shares of the Portfolio would be .70%, .53% and 1.48%, respectively, and such fees and expenses for Institutional Shares of the Portfolio would be .70%, .53% and 1.23%, respectively. Advisory Fees and Other Expenses have been restated to reflect current expenses.

EXAMPLE

---------------------------------------------------------------------------------------------------
                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
An investor in the Portfolio would pay the following
  expenses on a $1,000 investment assuming (1) a 5% annual
  return and
  (2) redemption at the end of each time period:
  Class A shares............................................   $13       $40       $69       $151
  Institutional shares......................................   $10       $32       $55       $122
===================================================================================================

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

THE PURPOSE OF THE EXPENSE TABLE AND EXAMPLE IS TO ASSIST THE INVESTOR IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT MAY BE DIRECTLY OR INDIRECTLY BORNE BY INVESTORS IN EACH CLASS OF THE PORTFOLIO. A person who purchases shares through a financial institution may be charged separate fees by that institution. Additional information may be found under "The Adviser," "The Administrator" and "Shareholder Services."

6

FINANCIAL HIGHLIGHTS                             THE ADVISORS' INNER CIRCLE FUND

The following information on the CRA Realty Shares Portfolio has been audited by Arthur Andersen LLP, the Fund's independent public accountants, as indicated in their report dated December 12, 1997 on the Fund's financial statements as of October 31, 1997. This table should be read in conjunction with the Fund's audited financial statements and notes thereto. Class A Shares were not offered to the public during the fiscal year ended October 31, 1997, and therefore no financial information is presented for Class A Shares below. The Portfolio's financial statements and additional performance information are contained in the Annual Report to Shareholders, which is available without charge by calling 1-888-712-1103.

For a Share of the Portfolio Outstanding Throughout the Period:

INSTITUTIONAL SHARES

                                                              CRA REALTY
                                                                SHARES
                                                              PORTFOLIO
------------------------------------------------------------------------------

                                                              1/1/97(1)
                                                                  TO
                                                               10/31/97
------------------------------------------------------------------------------
Net Asset Value, Beginning of Period........................   $ 10.00
------------------------------------------------------------------------------
Income From Investment Operations:
  Net Investment Income.....................................      0.26
  Realized and Unrealized
    Gains (or Losses) on Securities.........................      1.53
------------------------------------------------------------------------------
Total From Investment Operations............................      1.79
------------------------------------------------------------------------------
Less Distributions:
Distributions From Net Investment Income....................     (0.30)
Distributions From Capital Gains............................        --
    Total Distributions.....................................     (0.30)
------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..............................   $ 11.49
------------------------------------------------------------------------------
TOTAL RETURN................................................     18.17%**
------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End Of Period (000).............................   $34,797
Ratio Of Expenses To Average Net Assets.....................      1.00%*
Ratio Of Expenses To Average Net Assets
  (Excluding Waivers and Reimbursements)....................      1.63%*
Ratio Of Net Investment Income To Average
  Net Assets................................................      2.91%*
Ratio Of Net Investment Income to Average Net Assets
  (Excluding Waivers and Reimbursements)....................      2.28%*
Portfolio Turnover Rate.....................................    102.74%
------------------------------------------------------------------------------
Average Commission Rate(2)..................................   $0.0588
==============================================================================

  *   Annualized
 ** Total return is for the period indicated and has not been annualized.
(1)   The CRA Realty Shares Portfolio commenced operations on
      January 1, 1997.
(2) Average commission rate paid per share for security purchases and sales during the period.

THE FUND AND THE PORTFOLIO

The Advisors' Inner Circle Fund (the "Fund") offers shares of a number of diversified and non-diversified mutual funds, each of which is a separate series ("portfolio") of the Fund. Each share of each portfolio represents an undivided, proportionate interest in that portfolio. This Prospectus offers Class A shares and Institutional shares of the Fund's CRA Realty Shares Portfolio (the "Portfolio"). Information regarding the other portfolios in the Fund is contained in separate prospectuses that may be obtained by calling 1-800-932-7781.

INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Portfolio is total return through investment in real estate securities. The Portfolio seeks to achieve its investment through a combination of above-average income and long-term growth of capital by investing primarily in income-producing equity securities of companies principally engaged in the U.S. real estate industry, including Real Estate Investment Trusts ("REITs"). There is no assurance that the Portfolio will achieve its investment objective.

The Portfolio invests primarily in income producing equity securities of publicly traded companies principally engaged in the real estate industry ("real estate companies"). Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in income producing equity securities of real estate companies. Such equity securities are common stocks (including shares or units of beneficial interest of REITs), rights or warrants to purchase common stocks and preferred stock. For purposes of the Portfolio's investment policies, a company is "principally engaged" in the real estate industry if (i) it derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate, or (ii) it has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate. Companies principally engaged in the real estate industry include REITs, master limited partnerships ("MLPs"), and real estate owners, real estate managers, real estate brokers and real estate dealers. The Portfolio seeks to invest in equity securities of real estate companies that provide a dividend yield that generally exceeds the composite dividend yield of securities comprising the S&P 500 Index.

Real Estate Investment Trusts. It is expected that the majority of the Portfolio's total assets will be invested in securities issued by REITs. REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed at the federal level on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs or Mortgage REITs. Equity REITs invest the majority of their assets directly in ownership of real property and derive their income primarily from rental income. Equity REITs are further categorized according to the types of real estate properties they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments on the credit they have extended. The Portfolio will invest primarily in Equity REITs. Shareholders in the Portfolio should realize that by investing in REITs indirectly through the Portfolio, they will bear not only their proportionate share of the expenses of the Portfolio but also, indirectly, the management expenses of underlying REITs.

The Portfolio may invest any remaining assets in debt securities issued or guaranteed by real estate companies or secured by real estate assets and rated, at time of purchase, in one of the four highest rating categories by a nationally recognized statistical rating organization (an "NRSRO") or determined by the Adviser to be of comparable quality at the time of purchase. Investment grade securities are securities that are rated in one of the four highest rating categories by an NRSRO. Securities rated in the lowest category of investment grade securities have speculative characteristics. The Portfolio may also invest in debt securities rated below investment grade (commonly known as "junk bonds") although the Portfolio will not purchase such bonds if such investment would cause more than 5% of its net assets to be so invested. Although there is no lower limit to the rating assigned to a given security, in the event that a security held by the Portfolio is downgraded below the stated rating categories, the Adviser will review and take appropriate action with regard to the security.

8

The Portfolio anticipates that its annual portfolio turnover rate will not exceed 100%, but the turnover rate will not be a limiting factor when the Adviser deems portfolio changes appropriate. The turnover rate may vary greatly from year to year. A high portfolio turnover rate may result in higher brokerage commissions and higher levels of realized capital gains than if the turnover rate was lower.

GENERAL INVESTMENT POLICIES

BORROWING

The Portfolio's fundamental investment limitations set forth the extent to which the Portfolio may borrow money. However, the Portfolio's investment policy further limits its borrowings as follows: (i) the Portfolio will not borrow money except from banks for temporary or emergency purposes (e.g., to facilitate orderly redemption of its shares while avoiding untimely disposition of portfolio holdings); (ii) the Portfolio will not borrow money in excess of 10% of the value of its total assets (excluding the amount borrowed), at the time of the borrowing or (iii) mortgage, pledge or hypothecate any assets except to secure permitted borrowings and then only in an amount not in excess of 15% of the value of its total assets (excluding the amount borrowed) at the time of such borrowings. The Portfolio will not borrow for the purpose of leveraging its investment portfolio. The Portfolio may not purchase additional securities while its outstanding borrowings exceed 5% of its total assets. The Portfolio's investment policy with respect to borrowing may be changed by vote of the Board of Trustees without a shareholder vote.

MONEY MARKET INSTRUMENTS; TEMPORARY DEFENSIVE INVESTMENTS

In order to meet liquidity needs, the Portfolio may hold cash reserves and invest in money market instruments (including securities issued or guaranteed by the United States Government, its agencies or instrumentalities, repurchase agreements, certificates of deposit and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $500 million as of the end of their most recent fiscal year and commercial paper) rated at time of purchase in the top two categories by an NRSRO or determined to be of comparable quality by the Adviser at the time of purchase.

For temporary defensive purposes when the Adviser determines that market conditions warrant, the Portfolio may invest up to 100% of its assets in the money market instruments described above and other long and short-term debt instruments which are rated at time of purchase in the top two categories by an NRSRO or determined to be of comparable quality by the Adviser at the time of purchase, and may hold a portion of its assets in cash. To the extent the Portfolio is engaged in temporary defensive investments, the Portfolio will not be pursuing its investment objective.

NON-PUBLICLY TRADED SECURITIES AND RESTRICTED SECURITIES; RULE 144A SECURITIES

The Portfolio may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Such unlisted equity securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Portfolio may be required to bear the expenses of registration. The Portfolio may not invest more than 15% of its net assets in illiquid securities, including securities for which there is not a readily available secondary market.

The Portfolio may invest in Restricted Securities that can be offered and sold to qualified institutional buyers under Rule 144A under that Act ("144A Securities"). The Board of Trustees has adopted guidelines and delegated to the Adviser, subject to the supervision of the Board of Trustees, the daily function of determining and monitoring the liquidity of 144A Securities. 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.

SECURITIES LENDING

The Portfolio may lend up to 33 1/3% of its total assets to qualified investors for the purpose of realizing additional income; however, the Portfolio has no present intention to lend its securities.

OPTIONS AND FUTURES

The Portfolio may purchase or write options, futures and options on futures for the purpose of managing or hedging portfolio risks, to remain fully invested and to reduce transaction costs. The Portfolio will not enter into futures transactions for speculation or achieving leverage. Risks associated with investing in options and futures may include lack of a liquid secondary market, trading restrictions which may be imposed by an exchange, government regulations which may restrict trading, an imperfect correlation between the prices of securities held by the Portfolio and the price of an option or future.

For additional information regarding the Portfolio's permitted investments, see "Description of Permitted Investments and Risk Factors" in this Prospectus and "Description of Permitted Investments" in the Statement of Additional Information.

INVESTMENT LIMITATIONS

The investment objective and investment limitations are fundamental policies of the Portfolio. Fundamental policies cannot be changed with respect to the Fund or the Portfolio without the consent of the holders of a majority of the Fund's or the Portfolio's outstanding shares. The Portfolio is classified as a "non-diversified" investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), which means that the Portfolio is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. However, the Portfolio intends to conduct its operations so as to qualify as a regulated investment company for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which will relieve the Portfolio of any liability for federal income tax to the extent its earnings are distributed to shareholders. See "Taxes."

The Portfolio may not:

    1. Purchase or sell real estate, except that the Portfolio may purchase securities issued by companies primarily engaged in the real estate industry and will, as a matter of fundamental policy, concentrate its investments in such securities of companies principally engaged in the real estate business.

    2. Make short sales of securities, maintain a short position or purchase securities on margin, except that the Portfolio may obtain short-term credits as necessary for the clearance of security transactions.

    3. Acquire more than 10% of the voting securities of any one issuer.

Additional investment limitations are set forth in the Statement of Additional Information.

THE ADVISER

The Adviser, CRA Real Estate Securities, L.P., is a registered investment advisor and through its predecessors has been managing investments in real estate securities on behalf of institutional investors since 1984. CRA Real Estate Securities, L.P. is owned by its principals Messrs. Kenneth D. Campbell,
T. Ritson Ferguson and Jarrett B. Kling and the principals of Clarion Partners, an affiliate of the Adviser and a registered investment adviser. As of December 31, 1997, the Adviser had approximately $1.4 billion in assets under management. The principal business address of the Adviser is Suite 205, 259 Radnor-Chester Road, Radnor, Pennsylvania 19087.

The Adviser uses a two part investment approach comprised of securities analysis and portfolio allocation. For securities analysis, the Adviser employs proprietary analytical techniques and databases to identify companies offering, in the Adviser's view, above-average investment value. For portfolio allocation purposes, CRA draws upon the proprietary private real estate market knowledge of its affiliate Clarion Partners, which manages approximately $5.3 billion of real estate on behalf of its pension clients. The Adviser uses systematic, top-down research to evaluate property market conditions and trends and to make judgements regarding which market sectors offer potentially attractive returns.

The Adviser serves as the investment adviser for the Portfolio under an investment advisory agreement (the "Advisory Agreement") with the Fund. Under the Advisory Agreement, the Adviser makes the investment decisions for the assets of the Portfolio and continuously reviews, supervises and administers the investment program of the Portfolio, subject to the supervision of, and policies established by, the Trustees of the Fund.

10

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.70% of the average daily net assets of the Portfolio. The Adviser has voluntarily agreed to waive all or a portion of its fee for the Portfolio and to reimburse expenses of the Portfolio in order to limit total operating expenses to an annual rate of not more than 1.25% of average daily net assets for Class A shares and 1.00% of average daily net assets for Institutional shares. The Adviser reserves the right, in its sole discretion, to terminate its voluntary fee waivers and reimbursements at any time.

PORTFOLIO MANAGERS

Kenneth D. Campbell and T. Ritson Ferguson, CFA have shared primary responsibility for managing the assets of the Portfolio since its commencement of operations.

KENNETH D. CAMPBELL is the Chairman, Co-Chief Investment Officer and Co-Portfolio Manager of the Adviser. Mr. Campbell has been with the Adviser and its predecessors since 1969, and has managed real estate securities portfolios since 1980 for a select number of institutional and individual accounts. An MBA graduate with distinction from New York University and a BA from Capital University, Mr. Campbell founded and published REALTY STOCK REVIEW, an industry advisory service, from 1970 until its sale in 1990. He is the editor and principal author of several book-length investment studies of REITs, including REAL ESTATE INVESTMENT TRUSTS: AMERICA'S NEWEST BILLIONAIRES (1971). He received the REIT Industry Leadership Award from the National Association of Real Estate Investment Trusts (NAREIT) in 1996. He is a member of the New York and Philadelphia Societies of Security Analysts, the Real Estate Analyst's Group and an associate member of NAREIT.

T. RITSON FERGUSON, CFA is President, Co-Chief Investment Officer and Co-Portfolio Manager of the Adviser. Mr. Ferguson provides oversight of CRA's operations and is a member of the firm's Investment Policy Committee and Investment Committee. Mr. Ferguson has been a portfolio manager with the Adviser and its predecessors since 1992. Before joining CRA, Mr. Ferguson gained extensive direct real estate investment experience at Radnor Advisors and Trammell Crow Company where he was involved in all facets of the acquisition, development and management of commercial real estate since 1986. Mr. Ferguson also served as a Captain in the U.S. Air Force. He received his MBA with distinction from Wharton (University of Pennsylvania) and holds a B.S. from Duke University (summa cum laude, Phi Beta Kappa). Mr. Ferguson studied at Oxford University as an A.B. Duke Scholar. He is a member of the Financial Analysts of Philadelphia and an associate member of NAREIT. He is a Chartered Financial Analyst (CFA).

THE ADMINISTRATOR

SEI Fund Resources (the "Administrator") serves as the administrator of the Fund. The Administrator provides the Fund with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator is entitled to a fee from the Portfolio, which fee is calculated daily and paid monthly, at an annual rate of 0.15% of the first $100 million of the Portfolio's average daily net assets; 0.125% of the next $100 million of the Portfolio's average daily net assets; 0.10% of the next $100 million of the Portfolio's average daily net assets; and 0.08% of the Portfolio's average daily net assets over $300 million. However, the Portfolio pays the Administrator a minimum annual fee of $75,000.

The Administrator also serves as the shareholder servicing agent for the Portfolio under a shareholder servicing agreement with the Fund.

THE TRANSFER AGENT

DST Systems, Inc., 1004 Baltimore St., Second Floor, Kansas City, Missouri 64105 (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Fund.

THE DISTRIBUTOR

SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments Company, serves as the Fund's distributor pursuant to a distribution agreement (the "Distribution Agreement"). No compensation is paid to the Distributor for distribution services for the shares of the Portfolio.

SHAREHOLDER SERVICES

The Fund has adopted a shareholder servicing plan for Class A shares (the "Service Plan") under which a shareholder servicing fee of up to .25% of average daily net assets attributable to Class A shares will be paid to the Distributor. Under the Service Plan, the Distributor may perform, or may compensate other service providers for performing, the following shareholder services: sub-accounting; providing information on share positions to clients; forwarding shareholder communications to clients; processing purchase, redemption orders; and processing dividend payments. Under the Service Plan, the Distributor may retain as a profit any difference between the fee it receives and the amount it pays to third parties.

PORTFOLIO TRANSACTIONS

The Advisory Agreement authorizes the Adviser to select broker-dealers that will execute the purchase or sale of investment securities for the Portfolio and directs the Adviser to seek to obtain the best net results.

The Portfolio may execute brokerage or other agency transactions through the Distributor for which the Distributor may receive usual and customary compensation. Because shares of the Portfolio are not marketed through intermediary broker-dealers, it is not the Portfolio's practice to allocate brokerage or effect principal transactions with broker-dealers on the basis of sales of shares that may be made through such firms. However, the Adviser may place orders for the Portfolio with qualified broker-dealers who refer clients to the Portfolio.

PURCHASE AND REDEMPTION OF SHARES

Investors may purchase and redeem shares of the Portfolio directly through the Transfer Agent, P.O. Box 419009, Kansas City, Missouri 64141-6009 by mail or wire transfer. All shareholders may place wire transfer orders and redemption orders by telephoning 1-800-808-4921; when market conditions are extremely busy, it is possible that investors may experience difficulties placing orders by telephone and may wish to place orders by mail. Purchases and redemptions of shares of the Portfolio may be made on any Business Day. Shares of the Portfolio are offered only to residents of states in which such shares are eligible for purchase. Certain broker-dealers assist their clients in the purchase or redemptions of shares from the Distributor and charge a fee for this service in addition to the Portfolio's public offering price. In addition, the Fund has authorized certain broker-dealers and other financial intermediaries (collectively, "Authorized Broker-Dealers") to act as the Portfolio's agent for the purposes of accepting purchase orders and redemption requests. The Portfolio will be deemed to have received a purchase order or redemption request upon receipt of the order or request by an Authorized Broker-Dealer.

The Portfolio is eligible for investment by tax-deferred retirement programs such as 401(k) plans, Simplified Employee Pension Plans ("SEP accounts") and IRAs. All accounts established in the Portfolio under such programs must elect to have all dividends reinvested in the Portfolio.

MINIMUM INVESTMENT AND ACCOUNT SIZES AND INVOLUNTARY REDEMPTION OF SHARES

For a Portfolio account, the minimum initial investment and minimum account size are $5,000 for Class A shares and $100,000 for Institutional shares. If the value of a Portfolio account falls below $5,000 for Class A shares or below $100,000 for Institutional shares, because of shareholder redemption(s), the Fund will notify the shareholder, and if the account value remains below $5,000 or $100,000, respectively, for a continuous 60-day period, the shares in such account are subject to redemption by the Fund and, if redeemed, the net asset value of such shares will be promptly paid to the shareholder. The Fund, however, will not redeem shares based solely upon changes in the market that reduce the net asset value of shares.

The Fund reserves the right to modify or terminate the involuntary redemption features of the shares as stated above at any time upon 60 days' notice to shareholders.

Investors may also invest in the Portfolio by purchasing shares through a trust department, broker, dealer, agent, financial planner, financial services firm or investment adviser. An investor may be charged an additional service or transaction fee by that institution.

The Fund reserves the right to waive the minimum initial investment in its sole discretion. In addition, the initial minimum investment levels and account sizes will be waived for the officers and employees, and the family members of the officers and employees, of the Adviser and its affiliates. The minimum investment levels and account sizes may also be waived at the discretion of the Adviser for (i) certain trust departments, brokers, dealers, agents, affinity groups, financial planners, financial services firms, or investment advisers that have entered into an

12

agreement with the Administrator or its affiliates; and (ii) retirement and deferred compensation plans and trusts used to fund such plans, including, but not limited to, those defined in Section 401(a), 403(b) or 457 of the Code, and "rabbi trusts." Further information regarding rabbi trusts is set forth in the Statement of Additional Information.

INITIAL PURCHASES DIRECTLY FROM THE FUND

The Fund's determination of an investor's eligibility to purchase shares of a given class will take precedence over the investor's selection of a class. Assuming the investor is eligible for the class, the Fund will select the most favorable class for the investor, if the investor has not done so.

PURCHASES BY MAIL

An account may be opened by mailing a check or other negotiable bank draft (payable to the name of the Portfolio) for $5,000 or more for Class A shares and $100,000 or more for Institutional shares, together with a completed Account Application to the Transfer Agent, P.O. Box 419009, Kansas City, Missouri 64141-6009. Subsequent investments may also be mailed directly to the Transfer Agent. All purchases made by check should be in U.S. dollars and made payable to CRA Realty Shares Portfolio. Third party checks, credit cards, credit card checks and cash will not be accepted. When purchases are made by check, redemption proceeds will not be forwarded until the investment being redeemed has been in the account for up to 15 business days.

PURCHASES BY WIRE TRANSFER

Shareholders having an account with a commercial bank that is a member of the Federal Reserve System may purchase shares of the Portfolio by requesting their bank to transmit funds by wire to: United Missouri Bank, N.A.; ABA #10-10-00695; for Account Number 98-7052-396-5; Further Credit: CRA Realty Shares Portfolio. The shareholder's name and account number must be specified in the wire.

Initial Purchases: Before making an initial investment by wire, an investor must first telephone 1-800-808-4921 to be assigned an account number. The investor's name, account number, taxpayer identification number or Social Security number, and address must be specified in the wire. In addition, an Account Application should be promptly forwarded to: DST Systems, Inc., P.O. Box 419009, Kansas City, Missouri 64141-6009.

Subsequent Purchases: Additional investments may be made at any time through the wire procedures described above, which must include a shareholder's name and account number. The investor's bank may impose a fee for investments by wire.

GENERAL INFORMATION REGARDING PURCHASES

A purchase order will be effective as of the day received by the Transfer Agent (or an Authorized Broker-Dealer) if the Transfer Agent (or an Authorized Broker-Dealer) receives the order and payment before the Portfolio calculates its net asset value (normally, 4:00 p.m., Eastern time). Payment may be made by check or readily available funds. The purchase price of shares of the Portfolio is the net asset value per share next determined after a purchase order is effective. Purchases will be made in full and fractional shares of a Portfolio calculated to three decimal places. The Fund will not issue certificates representing shares of the Portfolio.

If a check received for the purchase of shares does not clear, the purchase will be canceled, and the investor could be liable for any losses or fees incurred. The Fund reserves the right to reject a purchase order when the Fund determines that it is not in the best interest of the Fund or its shareholders to accept such order.

SYSTEMATIC INVESTMENT PLAN -- A shareholder may also arrange for periodic additional investments in the Portfolio through automatic deductions by Automated Clearing House ("ACH") transfers from a checking or savings account by completing the appropriate section of the Account Application form. This Systematic Investment Plan is subject to the account minimum initial purchase amounts and a minimum pre-authorized investment amount of $50 per month. An Account Application form may be obtained by calling 1-888-712-1103.

REDEMPTIONS

Redemption orders received by the Transfer Agent (or an Authorized Broker-Dealer) prior to the time the portfolio calculates its net asset value (normally, 4:00 p.m., Eastern time) on any Business Day will be effective that day. The redemption price of shares is the net asset value per share of the Portfolio next determined after the redemption order is effective.

Payment on redemption will be made as promptly as possible and, in any event, within seven days after the redemption order is received, provided, however, that redemption proceeds for shares purchased by check (including certified or cashier's checks) will be forwarded only upon collection of payment for such shares; collection of payment may take up to 15 days. Shareholders may not close their accounts by telephone.

The Portfolio charges a redemption fee of 0.75% on redemptions of shares that have been held less than six months. The fee is deducted before your redemption proceeds are mailed or wired to you; you cannot pay the fee separately. If some of the shares that you are redeeming have been held for six months or more, the fee will apply only to those shares held less than six months. The fee does not apply to reinvested dividends. The redemption fee is designed to discourage short-term trading and any proceeds of such fee will be credited to the net assets of the Portfolio.

Shareholders may receive redemption payments in the form of a check or by Federal Reserve wire transfer or ACH wire transfer. There is no charge for having a check for redemption proceeds mailed. The custodian will deduct a wire charge, currently $10.00, from the amount of a wire redemption. Shareholders cannot redeem shares of a Portfolio by Federal Reserve wire on federal holidays restricting wire transfers. The Fund does not charge for ACH wire transfers; however, such transactions will not be posted to a shareholder's bank account until the second Business Day following the transaction.

SYSTEMATIC WITHDRAWAL PLAN -- The Portfolio offers a Systematic Withdrawal Plan (the "SWP") for shareholders who wish to receive regular distributions from their account. Upon commencement of the SWP, the account must have a current value of $25,000 or more. Shareholders may elect to receive automatic payments via ACH wire transfers of $100 or more on a monthly, quarterly, semi-annual or annual basis. An application form for SWP may be obtained by calling 1-888-712-1103.

Shareholders should realize that if withdrawals exceed income dividends, their invested principal in the account will be depleted. Thus, depending on the frequency and amounts of the withdrawal payments and/or any fluctuations in the net asset value per share, their original investment could be exhausted entirely. To participate in the SWP, shareholders must have their dividends automatically reinvested. Shareholders may change or cancel the SWP at any time, upon written notice to the Transfer Agent.

Neither the Fund nor the Transfer Agent will be responsible for the authenticity of instructions received by telephone if they reasonably believe those instructions to be genuine. The Fund and the Transfer Agent will each employ reasonable procedures to confirm that telephone instructions are genuine. Such procedures may include taping of telephone conversations.

The right of redemption may be suspended or the date of payment of redemption proceeds postponed during certain periods as set forth more fully in the Statement of Additional Information.

NET ASSET VALUE

The net asset value per share of a class of the Portfolio is determined by dividing the total market value of the Portfolio's investments and other assets attributable to the class, less any liabilities attributable to the class, by the total number of shares of that class in the Portfolio that are outstanding. Net asset value per share is determined daily as of the regularly-scheduled close of normal trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) on any Business Day. Purchase or redemption orders received by the Portfolio after its net asset value has been calculated will be priced at the next Business Day's net asset value.

PERFORMANCE

From time to time, the Portfolio may advertise its total return. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made regarding actual future returns. The total return of the Portfolio refers to the average compounded rate of return on a hypothetical investment, for designated time periods (including but not limited to the period from which the Portfolio commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions.

14

The performance figures for Class A shares will generally be lower than those for Institutional shares because of the shareholder servicing fees charged to Class A shares.

The Portfolio may periodically compare its performance to that of other mutual funds tracked by mutual fund rating services (such as Lipper Analytical Services, Inc.), or by financial and business publications and periodicals, of broad groups of comparable mutual funds, unmanaged indices, which may assume investment of dividends but generally do not reflect deductions for administrative and management costs, or other investment alternatives. The Portfolio may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance. The Portfolio may quote Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the United States. The Portfolio may use long term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. The Portfolio may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques. The Portfolio may also quote indices relating to real estate securities published by the National Association of Real
Estate Investment Trusts (NAREIT) and Wilshire
Associates Incorporated ("Wilshire").

The Portfolio may quote various measures of volatility and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

Additional performance information regarding the Portfolio is set forth in the Fund's Annual Report to Shareholders, which may be obtained on request and without charge by calling 1-888-712-1103.

TAXES

The following summary of certain federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action.

No attempt has been made to present a detailed explanation of the federal, state, or local income tax treatment of the Portfolio or its shareholders. Accordingly, shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local income taxes.

TAX STATUS OF THE PORTFOLIO:

The Portfolio is treated as a separate entity for federal income tax purposes and is not combined with the Fund's other portfolios. The Portfolio intends to continue to qualify for the special tax treatment afforded regulated investment companies as defined under Subchapter M of the Code. So long as the Portfolio qualifies for this special tax treatment, it will be relieved of federal income tax on that part of its net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) which it distributes to shareholders.

TAX STATUS OF DISTRIBUTIONS:

The Portfolio will distribute all of its net investment income (including, for this purpose, net short-term capital gain) to shareholders. Dividends from net investment income will be taxable to shareholders as ordinary income whether received in cash or in additional shares. It can be expected that only certain dividends of the Portfolio will qualify for that deduction. Any net capital gains will be distributed annually and will be taxed to shareholders as gain from the sale of a capital asset held for more than one year, regardless of how long the shareholder has held shares. The Portfolio will make annual reports to shareholders of the federal income tax status of all distributions, including the amount of dividends eligible for the dividends-received deduction.

Certain securities purchased by the Portfolio (such as STRIPS) are sold with original issue discount and thus do not make periodic cash interest payments. For a further description of such securities, see "Description of Permitted Investments and Risk Factors" below. The Portfolio will be required to include as part of its current income the accrued discount on such obligations even though the Portfolio has not received any interest payments on such obligations during that period. Because the Portfolio distributes all of its net investment income to its shareholders, the Portfolio may have to sell portfolio securities to distribute such accrued income, which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

Dividends declared by the Portfolio in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 of that year, if paid by the Portfolio at any time during the following January.

The Portfolio intends to make sufficient distributions prior to the end of each calendar year to avoid liability for federal excise tax.

Sale or redemption of the Portfolio's shares is a taxable event to the shareholder.

GENERAL INFORMATION

THE FUND

The Fund, an open-end investment management company that offers shares of diversified and non-diversified portfolios, was organized under Massachusetts law as a business trust under a Declaration of Trust dated July 18, 1991. The Declaration of Trust permits the Fund to offer separate series ("portfolios") of shares. All consideration received by the Fund for shares of any portfolio and all assets of such portfolio belong to that portfolio and would be subject to liabilities related thereto. The Fund reserves the right to create and issue shares of additional portfolios.

The Portfolio pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) pro rata share of the Fund's other expenses, including audit and legal expenses. The Portfolio's expense ratios are disclosed under "Financial Highlights."

TRUSTEES OF THE FUND

The management and affairs of the Fund are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Fund.

VOTING RIGHTS

Shareholders of record are entitled to one vote (or fraction thereof) for each share (or fractional share) held. Each of the Fund's portfolios (or classes of such portfolios) will vote separately on matters relating solely to the particular portfolio or class thereof. As a Massachusetts business trust, the Fund is not required, and does not intend, to hold annual meetings of shareholders. Shareholder approval will be sought, however, for certain changes in the operation of the Fund and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Fund. In the event that such a meeting is requested, the Fund will provide appropriate assistance and information to the shareholders requesting the meeting.

REPORTING

The Fund issues unaudited financial information semi-annually and audited financial statements annually for the Portfolio. The Fund also furnishes periodic reports and, as necessary, proxy statements to shareholders of record.

SHAREHOLDER INQUIRIES

Shareholder inquiries should be directed to CRA Realty Shares Portfolio, P.O. Box 419009, Kansas City, Missouri 64141-6009 or by calling 1-888-712-1103.
Purchases and redemptions of shares should be made through the Transfer Agent by calling 1-800-808-4921.

DIVIDENDS AND DISTRIBUTIONS

Substantially all of the net investment income (exclusive of capital gains) of the Portfolio is distributed in the form of quarterly dividends. Shareholders of record on the next to last Business Day of each quarter will be entitled to receive the quarterly dividend distribution, which is generally paid within 10 Business Days after the end of the quarter. If any capital gains are realized, substantially all of it will be distributed at least annually.

Shareholders automatically receive all income dividends and capital gains distributions in additional shares, unless the shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to the Transfer Agent at least 15 days prior to the distribution. Shareholders may receive payments for cash distributions in the form of a check or by Federal Reserve wire transfer or ACH wire transfers.

16

Dividends and other distributions of the Portfolio are paid on a per share basis. The value of each share will be reduced by the amount of the payment. If shares are purchased shortly before the record date for a distribution of ordinary income or capital gains, a shareholder will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

COUNSEL AND INDEPENDENT PUBLIC ACCOUNTANTS

Morgan, Lewis & Bockius LLP serves as counsel to the Fund. Arthur Andersen LLP serves as the independent public accountants of the Fund.

CUSTODIAN

CoreStates Bank, N.A., Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, Pennsylvania 19101 acts as the custodian (the "Custodian") of the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

The following is a description of the permitted investment practices for the Portfolio, and the associated risk factors:

CONVERTIBLE SECURITIES -- Convertible securities are corporate securities that are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics similar to both fixed-income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.

EQUITY SECURITIES -- Equity securities represent ownership interests in a company or corporation and include common stock, preferred stock, and warrants and other rights to acquire such instruments. Investments in common stocks are subject to market risks which may cause their prices to fluctuate over time. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities but will affect the Portfolio's net asset value.

FIXED INCOME SECURITIES -- Fixed income securities are debt obligations issued by corporations, municipalities and other borrowers. The market value of fixed income investments will generally change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal will also affect the value of these investments. Changes in the value of portfolio securities will not affect cash income derived from these securities but will affect the Portfolio's net asset value.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS -- Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Portfolio may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, or to gain exposure to a particular market or instrument. The Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges. In addition, the Portfolio will sell only covered futures contracts and options on futures contracts. In order to avoid leveraging and related risks, when the Portfolio purchases futures contracts, it will collateralize its position by depositing an amount of cash or liquid securities, equal to the market value of the futures positions held, less margin deposits, in a segregated account with a third party custodian. Collateral equal to the current market value of the futures position will be marked to market on a daily basis.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to accurately predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Portfolio and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and futures options.

ILLIQUID SECURITIES -- Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on the fund's books. Illiquid securities include demand instruments with a demand notice period exceeding seven days, securities for which there is no secondary market, and repurchase agreements with durations over 7 days in length.

LOWER RATED SECURITIES -- The Portfolio may invest in lower rated securities. Lower rated securities (i.e., high yield securities or "junk bonds") are more likely to react to developments affecting market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing interest rates but the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates.

MONEY MARKET INSTRUMENTS -- Money market securities are high-quality, U.S. dollar-denominated, short-term debt instruments. They consist of: (i) bankers' acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. Government; (iii) high-quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial papers; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

NON-DIVERSIFICATION -- Investment in the Portfolio, a non-diversified mutual fund, may entail greater risk than would investment in a diversified investment company because the concentration in securities of relatively few issuers could result in greater fluctuation in the total market value of the Portfolio's holdings. Any economic, political, or regulatory developments affecting the value of the securities the Portfolio holds could have a greater impact on the total value of the Portfolio's holdings than would be the case if the portfolio securities were diversified among more issuers. The Portfolio intends to comply with the diversification requirements of Subchapter M of the Code. In accordance with these requirements, the Portfolio will not invest more than 5% of its total assets in any one issuer; this limitation applies to 50% of the Portfolio's total assets.

OPTIONS -- A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying commodity or index at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, the Portfolio may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If the Portfolio is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Portfolio delivers the security upon exercise.

Risk Factors -- Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to accurately predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while the Portfolio will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

18

REAL ESTATE SECURITIES -- The Portfolio may be subject to the risks associated with the direct ownership of real estate because of its policy of concentration in the securities of companies principally engaged in the real estate industry. For example, real estate values may fluctuate as a result of general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhood values, related party risks, changes in how appealing properties are to tenants, changes in interest rates and other real estate capital market influences. The value of securities of companies which service the real estate business sector may also be affected by such risks.

Because the Portfolio may invest a substantial portion of its assets in REITs, the Portfolio may also be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act. Changes in prevailing interest rates may inversely affect the value of the debt securities in which the Portfolio will invest. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities but will affect the Portfolio's net asset value. Generally, increases in interest rates will increase the costs of obtaining financing which could directly and indirectly decrease the value of the Portfolio's investments.

U.S. GOVERNMENT AGENCIES -- Obligations issued or guaranteed by agencies of the U.S. Government, including, among others, the Federal Farm Credit Bank, the Federal Housing Administration and the Small Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S. Government, including, among others, the Federal Home Loan Mortgage Corporation, the Federal Land Banks and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Portfolio's shares.

U.S. TREASURY OBLIGATIONS -- U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry Principal Securities ("STRIPS").

VARIABLE AND FLOATING RATE INSTRUMENTS -- Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

Additional information on permitted investments and risk factors can be found in the Statement of Additional Information.

CRA
-----------------------
Realty Shares Portfolio

P.O. Box 419009
Kansas City, MO 64141-6009


Distributor:
SEI Investments Distribution Co.


Investment Adviser:

                                      CRA
                             REAL ESTATE SECURITIES

To receive account information
or request an investment kit
please call:
1-888-712-1103


Internet:
www.crainvest.com


CRA-F-001-02

                                                                             CRA
--------------------------------------------------------------------------------
                                                                          REALTY
--------------------------------------------------------------------------------
                                                                          SHARES
--------------------------------------------------------------------------------
                    Shares
                                                                       PORTFOLIO
--------------------------------------------------------------------------------
                                                                 Fund Prospectus
--------------------------------------------------------------------------------
                                                               February 27, 1998



                               Investment Adviser:
                                       CRA
                             REAL ESTATE SECURITIES

                                        FUND:
                           THE ADVISORS' INNER CIRCLE FUND

                                      PORTFOLIO:

                             CRA REALTY SHARES PORTFOLIO

                                 INVESTMENT ADVISER:

                           CRA REAL ESTATE SECURITIES, L.P.



This STATEMENT OF ADDITIONAL INFORMATION is not a prospectus and relates only to the CRA Realty Shares Portfolio (the "Portfolio"). It is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund (the "Fund") and the Portfolio and should be read in conjunction with the Portfolio's Prospectus dated February 27, 1998. The Prospectus for the Portfolio may be obtained by calling 1-888-712-1103.


                                  TABLE OF CONTENTS



THE FUND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .S - 2
DESCRIPTION OF PERMITTED INVESTMENTS . . . . . . . . . . . . . . . .S - 2
INVESTMENT LIMITATIONS . . . . . . . . . . . . . . . . . . . . . . .S - 8
THE ADVISER. . . . . . . . . . . . . . . . . . . . . . . . . . . . .S - 9
THE ADMINISTRATOR. . . . . . . . . . . . . . . . . . . . . . . . . S - 10
THE DISTRIBUTOR. . . . . . . . . . . . . . . . . . . . . . . . . . S - 11
TRUSTEES AND OFFICERS OF THE FUND. . . . . . . . . . . . . . . . . S - 11
COMPUTATION OF TOTAL RETURN. . . . . . . . . . . . . . . . . . . . S - 15
PURCHASE AND REDEMPTION OF SHARES. . . . . . . . . . . . . . . . . S - 15
DETERMINATION OF NET ASSET VALUE . . . . . . . . . . . . . . . . . S - 16
TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S - 16
PORTFOLIO TRANSACTIONS . . . . . . . . . . . . . . . . . . . . . . S - 18
DESCRIPTION OF SHARES. . . . . . . . . . . . . . . . . . . . . . . S - 20
SHAREHOLDER LIABILITY. . . . . . . . . . . . . . . . . . . . . . . S - 20
LIMITATION OF TRUSTEES' LIABILITY. . . . . . . . . . . . . . . . . S - 20
5% SHAREHOLDERS. . . . . . . . . . . . . . . . . . . . . . . . . . S - 21
EXPERTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S - 22
FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . S - 22
APPENDIX . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .A - 1

FEBRUARY 27, 1998


CRA-F-002-02

THE FUND

This Statement of Additional Information relates only to the CRA Realty Shares Portfolio (the "Portfolio"). The Portfolio is a separate series of The Advisors' Inner Circle Fund (the "Fund"), an open-end investment management company that offers shares of diversified and non-diversified portfolios, established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated July 18, 1991. The Declaration of Trust permits the Fund to offer separate series ("portfolios") of shares of beneficial interest ("shares"). Each portfolio is a separate mutual fund, and each share of each portfolio represents an equal proportionate interest in that portfolio. See "Description of Shares." No investment in shares of a portfolio should be made without first reading that portfolio's prospectus. Capitalized terms not defined herein are defined in the Prospectus offering shares of the Portfolio.

DESCRIPTION OF PERMITTED INVESTMENTS

BANKERS' ACCEPTANCES -- A bankers' acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

CERTIFICATES OF DEPOSIT -- A certificate of deposit is a negotiable, interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds, and normally can be traded in the secondary market prior to maturity. Certificates of deposit have penalties for early withdrawal.

COMMERCIAL PAPER -- Commercial paper is the term used to designate unsecured, short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a day to nine months.

CONVERTIBLE SECURITIES -- Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. As a result, the Portfolio's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

LOWER RATED SECURITIES -- The Portfolio will invest in lower-rated bonds commonly referred to as "junk bonds" or high-yield/high-risk securities. Lower rated securities are defined as securities below the fourth highest rating category by a nationally recognized statistical rating organization ("NRSRO"). Such obligations are speculative and may be in default. There is no bottom limit on the ratings of high-yield securities that may be purchased or held by the Portfolio.

In addition, the Portfolio may invest in unrated securities subject to the restrictions stated in the Prospectus.

     CERTAIN RISK FACTORS RELATING TO HIGH-YIELD, HIGH-RISK SECURITIES. The descriptions below are intended to supplement the discussion in the Prospectus under "Risk Factors."

     GROWTH OF HIGH-YIELD BOND, HIGH-RISK BOND MARKET. The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector more vulnerable to economic downturns or increased interest rates. Further, an economic downturn could severely disrupt the market for lower rated bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest.


     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES. Lower rated bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, the Portfolio may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield, high-risk bonds and the Portfolio's net asset value.


     PAYMENT EXPECTATIONS. High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value will decrease in a rising interest rate market, as will the value of the Portfolio's assets. If the Portfolio experiences significant unexpected net redemptions, this may force it to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Portfolio's rate of return.

     LIQUIDITY AND VALUATION. There may be little trading in the secondary market for particular bonds, which may affect adversely the Portfolio's ability to value accurately or dispose of such bonds. Adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, especially in a thin market.

     LEGISLATION. Federal laws require the divestiture by federally insured savings and loan associations of their investments in lower rated bonds and limit the deductibility of interest by certain corporate issuers of high-yield bonds. These laws could adversely affect the Portfolio's net asset value and investment practices, the secondary market for high-yield securities, the financial condition of issuers of these securities and the value of outstanding high-yield securities.

     TAXES. The Portfolio may purchase debt securities (such as zero-coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as earned by the Portfolio and therefore is subject to the distribution requirements of the tax code. Because the original issue discount earned by the Portfolio in a taxable year may not be represented by cash income, the Portfolio may have to dispose of other securities and use the proceeds to make distributions to shareholders.

OPTIONS -- Options are contracts that give one of the parties to the contract the right to buy or sell the security that is subject to the option at a stated price during the option period, and obligates the other party to the contract to buy or sell such security at the stated price during the option period.


The Portfolio may trade put and call options on securities and securities indices, as the Adviser determines is appropriate in seeking the Portfolio's investment objective, and except as restricted by the Portfolio's investment limitations as set forth below. See "Investment Limitations."


A put option gives the purchaser (the Portfolio) the right to sell, and imposes on the writer an obligation to buy, the underlying security at the exercise price during the option period. The advantage to the Portfolio of buying the protective put is that if the price of the security falls during the option period, the Portfolio may exercise the put and receive the higher price for the security. However, if the security rises in value, the Portfolio will have paid a premium for the put, which will expire unexercised.

A call option gives the purchaser the right to buy and imposes on the writer (the Portfolio) the obligation to sell, the underlying security at the exercise price during the option period. The advantage to the Portfolio of writing covered call options is that the Portfolio receives a premium, which is additional income. However, if the security rises in value, the Portfolio may not fully participate in the market appreciation. During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. The Portfolio's obligation as the writer of a covered call is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. As noted above, a closing purchase transaction is one in which the Portfolio, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

REAL ESTATE INVESTMENT TRUSTS -- A REIT is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 95% or more of its otherwise taxable income to shareholders.

REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.

REITs in which the Portfolio invests may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which the Portfolio invests may concentrate investments in particular geographic regions or property types. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Portfolio's investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and equity REITs may be affected by the ability of tenants to pay rent.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through the Portfolio, a shareholder will bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

REPURCHASE AGREEMENTS -- Repurchase agreements are agreements by which a person (e.g., the Portfolio) obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank of New York) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by the Portfolio for purposes of its investment limitations. The repurchase agreements entered into by the Portfolio will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Portfolio, the custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Portfolio could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Portfolio may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Portfolio is treated as an unsecured creditor and is required to return the underlying security to the seller's estate.

RESTRICTED SECURITIES -- Restricted securities are securities that may not be sold freely to the public absent registration under the Securities Act of 1933, as amended (the "1933 Act"), or an exemption from registration. Section 4(2) commercial paper is issued in reliance on an exemption from registration under
Section 4(2) of the 1933 Act, and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market on such commercial paper. Rule 144A securities are securities re-sold in reliance on an exemption from registration provided by Rule 144A under the 1933 Act.


SECURITIES LENDING -- In order to generate additional income, the Portfolio may lend its securities pursuant to agreements requiring that the loans be continuously secured by cash, securities of the U.S. Government or its agencies, or any combination of cash and such securities, in an amount at least equal to the market value of the loaned securities. Loans are made only to borrowers deemed by the Adviser to be in good standing and when, in the judgment of the Adviser, the consideration that can be earned currently from such loaned securities justifies the attendant risk. Any loan may be terminated by either party upon reasonable notice to the other party. The Portfolio may use the Distributor as a broker in these transactions.


TIME DEPOSITS -- Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

VARIABLE OR FLOATING RATE INSTRUMENTS -- Variable or floating rate instruments may involve a demand feature and may include variable amount master demand notes available through the Custodian. Variable or floating rate instruments bear interest at a rate which varies with changes in market rates. The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity. A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula. The quality of the underlying credit must, in the opinion of the Portfolio's Adviser, be equivalent to the long-term bond or commercial paper ratings applicable to permitted investments for the Portfolio.


In case of obligations which include a put feature at the option of the debt holder, the date of the put may be used as an effective maturity date for the purpose of determining weighted average portfolio maturity.

WHEN-ISSUED SECURITIES -- When-Issued securities are securities that involve the purchase of debt obligations on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of commitment to purchase. The Portfolio will only make commitments to purchase obligations on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date. The when-issued securities are subject to market fluctuation, and no interest accrues to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing when-issued obligations results in leveraging, and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case there could be an unrealized loss at the time of delivery. The Portfolio will establish a segregated account with the Custodian and maintain liquid assets in an amount at least equal in value to that Portfolio's commitments to purchase when-issued securities. If the value of these assets declines, the Portfolio involved will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments. Currently, the Portfolio intends to limit its commitments to purchase when-issued securities to less than 5% of its net assets.

OTHER INVESTMENTS


The Fund is not prohibited from investing in obligations of banks that are clients of SEI Investments Company ("SEI Investments"). However, the purchase of shares of the Fund by them or by their customers will not be a consideration in determining which bank obligations the Fund will purchase. The Fund will not purchase obligations of any of the advisers to the Fund. Distributions by the Portfolio out of income from taxable securities will generally be taxable to shareholders of such Portfolio as ordinary income.

INVESTMENT COMPANY SHARES

The Portfolio may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Portfolio. The Portfolio's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Portfolio expenses. Under applicable regulations, the Portfolio is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Portfolio owns more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Portfolio's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Portfolio. Additionally, the Portfolio currently intends to limit its investment in shares of other investment companies to less than 5% of its net assets. See also "Investment Limitations."

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of the Portfolio that cannot be changed without the consent of the holders of a majority of the Portfolio's outstanding shares. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of the Portfolio's shares present at a meeting, if more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the Portfolio's outstanding shares, whichever is less.

The Portfolio may not:

1.   Acquire more than 10% of the voting securities of any one issuer.

2.   Invest in companies for the purpose of exercising control.

3. Issue any class of senior security or sell any senior security of which it is the issuer, except that the Portfolio may borrow from any bank, provided that immediately after any such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio, and further provided that, to the extent that such borrowings exceed 5% of the Portfolio's total assets, all borrowings shall be repaid before the Portfolio makes additional investments. The term "senior security" shall not include any temporary borrowings that do not exceed 5% of the value of the Portfolio's total assets at the time the Portfolio makes such temporary borrowing. In addition, investment strategies that either obligate the Portfolio to purchase securities or require the Portfolio to segregate assets will not be considered borrowings or senior securities. This investment limitation shall not preclude the Portfolio from issuing multiple classes of shares in reliance on SEC rules or orders.

4. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Portfolio may (i) purchase or hold debt instruments in accordance with its investment objective and policies;
     (ii) enter into repurchase agreements; and (iii) lend its securities.

5. Purchase or sell real estate, physical commodities, or commodities contracts, except that the Portfolio may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities or commodities contracts, and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

7. Purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder.

The foregoing percentages, except with respect to fundamental limitation No.3, will apply at the time of the purchase of a security.

In addition to the foregoing fundamental limitations, it is a fundamental policy of the Portfolio to concentrate in securities issued by companies primarily engaged in the real estate industry.

NON-FUNDAMENTAL POLICIES

The following investment limitation of the Portfolio is non-fundamental and may be changed by the Fund's Board of Trustees without shareholder approval:

1. The Portfolio may not invest in illiquid securities in an amount exceeding, in the aggregate, 15% of the Portfolio's net assets.

THE ADVISER


The Fund and CRA Real Estate Securities, L.P. (the "Adviser") have entered into an advisory agreement with respect to the Portfolio (the "Advisory Agreement"). The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

For the fiscal period ended October 31, 1997, the Adviser was paid $35,870 and waived fees of $84,679 with respect to the Portfolio.


The continuance of the Advisory Agreement after the first two years must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Portfolio and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Fund or by a majority of the outstanding shares of the Portfolio, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Fund.

THE ADMINISTRATOR

The Administration Agreement provides that SEI Fund Resources (the "Administrator") shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard of its duties and obligations thereunder.


For the fiscal period ended October 31, 1997, the Administrator received a fee of $38,014 from the Portfolio and voluntarily waived fees of $24,486.


The Administration Agreement shall remain effective for the initial term of the Agreement and each renewal term thereof unless earlier terminated (a) by the mutual written agreement of the parties; (b) by either party of the Administration Agreement on 90 days' written notice, as of the end of the initial term or the end of any renewal term; (c) by either party of the Administration Agreement on such date as is specified in written notice given by the terminating party, in the event of a material breach of the Administration Agreement by the other party, provided the terminating party has notified the other party of such breach at least 45 days prior to the specified date of termination and the breaching party has not remedied such breach by the specified date; (d) effective upon the liquidation of the Administrator; or (e) as to the Portfolio or the Fund, effective upon the liquidation of the Portfolio or the Fund, as the case may be.


The Administrator, a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments, is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds: The Achievement Funds Trust, The Arbor Fund, ARK Funds, Bishop Street Funds, Boston
1784 Funds-Registered Trademark-,CoreFunds, Inc., CrestFunds, Inc., CUFUND, The Expedition Funds, FMB Funds,

Inc., First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, Marquis Funds-Registered Trademark-, Monitor Funds, Morgan Grenfell Investment Trust, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, Rembrandt Funds-Registered Trademark-, Santa Barbara Group of Mutual Funds, Inc., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, TIP Funds and TIP Institutional Funds.


If operating expenses of any Fund exceed limitations established by certain states, the Administrator will pay such excess. The Administrator will not be required to bear expenses of any Fund to an extent which would result in the Fund's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code. The term "expenses" is defined in such laws or regulations, and generally excludes brokerage commissions, distribution expenses, taxes, interest and extraordinary expenses.

THE DISTRIBUTOR


SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments, and the Fund are parties to a distribution agreement (the "Distribution Agreement"). The Distributor will not receive compensation for distribution of shares of the Portfolio.


The Distribution Agreement shall remain in effect for a period of two years after the effective date of the agreement and is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Fund upon not more than 60 days' written notice by either party or upon assignment by the Distributor.

TRUSTEES AND OFFICERS OF THE FUND


The management and affairs of the Fund are supervised by the Trustees under the laws of the commonwealth of Massachusetts. The Fund pays the fees for unaffiliated Trustees.



The Trustees and Executive Officers of the Fund, their respective dates of birth, and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Unless otherwise noted, the business address of each Trustee and each Executive Officer is SEI Investments Company, Oaks, Pennsylvania 19456. Certain officers of the Fund also serve as officers of some or all of the following:
The Achievement Funds Trust, The Arbor Fund, ARK Funds, Bishop Street Funds, Boston 1784 Funds-Registered Trademark-, CoreFunds, Inc., CrestFunds, Inc., CUFUND, The Expedition Funds, FMB Funds, Inc., First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, Marquis Funds-Registered Trademark-, Monitor Funds, Morgan Grenfell Investment Trust, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, Santa Barbara Group of Mutual Funds, Inc., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, TIP Funds and TIP Institutional Funds, open-end management investment companies which are managed by SEI Fund Resources or its affiliates and, except for Santa Barbara Group of Mutual Funds, Inc., are distributed by SEI Investments Distribution Co.

ROBERT A. NESHER (DOB 08/17/46) -- Chairman of the Board of Trustees* -- Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Executive Vice President of SEI Investments, 1986-1994. Director and Executive Vice President of the Administrator and the Distributor, 1981-1994. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, Boston 1784 Funds-Registered Trademark-, The Expedition Funds, Marquis Funds-Registered Trademark-, Pillar Funds, Rembrandt Funds -Registered Trademark-, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

JOHN T. COONEY (DOB 01/20/27) -- Trustee** -- Retired since 1992. Formerly Vice Chairman of Ameritrust Texas N.A., 1989-1992, and MTrust Corp., 1985-1989. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds and Marquis Funds-Registered Trademark-.

WILLIAM M. DORAN (DOB 05/26/40) -- Trustee* -- 2000 One Logan Square, Philadelphia, PA 19103. Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, Administrator and Distributor, Director and Secretary of SEI Investments. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds, Marquis Funds-Registered Trademark-, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

FRANK E. MORRIS (DOB 12/30/23) -- Trustee** -- Retired since 1990. Peter Drucker Professor of Management, Boston College, 1989-1990. President, Federal Reserve Bank of Boston, 1968-1988. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds, Marquis Funds-Registered Trademark-, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

ROBERT A. PATTERSON (DOB 11/05/27) -- Trustee** -- Pennsylvania State University, Senior Vice President, Treasurer (Emeritus). Financial and Investment Consultant, Professor of Transportation (1984-present). Vice President-Investments, Treasurer, Senior Vice President (Emeritus) (1982-1984). Director, Pennsylvania Research Corp.; Member and Treasurer, Board of Trustees of Grove City College. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds, and Marquis Funds-Registered Trademark-.

EUGENE B. PETERS (DOB 06/03/29) -- Trustee** -- Private investor from 1987 to present. Vice President and Chief Financial Officer, Western Company of North America (petroleum service company) (1980-1986). President of Gene Peters and Associates (import company) (1978-1980). President and Chief Executive Officer of Jos. Schlitz Brewing Company before 1978. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds and Marquis Funds-Registered Trademark-.

JAMES M. STOREY (DOB 04/12/31) -- Trustee** -- Partner, Dechert Price & Rhoads, from September 1987 - December 1993; Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds, Marquis Funds-Registered Trademark-, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

DAVID G. LEE (DOB 04/16/52) -- President and Chief Executive Officer -- Senior Vice President of the Administrator and Distributor since 1993. Vice President of the Administrator and Distributor, 1991-1993. President, GW Sierra Trust Funds before 1991.

SANDRA K. ORLOW (DOB 10/18/53) -- Vice President and Assistant Secretary -- Vice President and Assistant Secretary of the Administrator and Distributor since 1988.

KEVIN P. ROBINS (DOB 04/15/61) -- Vice President and Assistant Secretary -- Senior Vice President, General Counsel and Assistant Secretary of SEI Investments, Senior Vice President, General Counsel and Secretary of the Administrator and Distributor since 1994. Vice President and Assistant Secretary of SEI Investments, the Administrator and Distributor, 1992-1994. Associate, Morgan, Lewis & Bockius LLP (law firm), 1988-1992.

RICHARD W. GRANT (DOB 10/25/45) -- Secretary -- 2000 One Logan Square, Philadelphia, PA 19103, Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, ADMINISTRATOR AND DISTRIBUTOR.

KATHRYN L. STANTON (DOB 11/19/58) -- Vice President and Assistant Secretary -- Deputy General Counsel of SEI Investments, Vice President and Assistant Secretary of the Administrator and Distributor since 1994. Associate, Morgan, Lewis & Bockius LLP (law firm), 1989-1994.

MARK E. NAGLE (DOB 10/20/59) -- Controller and Chief Financial Officer -- Vice President of Fund Accounting and Administration of SEI Fund Resources since November 1996. Vice President of Fund Accounting, BISYS Fund Services, September 1995 to November 1996. Senior Vice President and Site Manager, Fidelity Investments, 1981 to September 1995.

TODD B. CIPPERMAN (DOB 02/14/66) -- Vice President and Assistant Secretary -- Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor since 1995. Associate, Dewey Ballantine (law firm) (1994-1995). Associate, Winston & Strawn (law firm) (1991-1994).

JOSEPH M. O'DONNELL (DOB 11/13/54) -- Vice President and Assistant Secretary -- Vice President and Assistant Secretary of the Administrator and Distributor since 1998. Vice President and General Counsel, FPS Services, Inc., 1993-1997. Staff Counsel and Secretary, Provident Mutual Family of Funds, 1990-1993 .


------------------------------
*MESSRS. NESHER and Doran are Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act.

**Messrs. Cooney, Morris, Patterson, Peters and Storey serve as members of the Audit Committee of the Fund.

The Trustees and officers of the Fund own less than 1% of the outstanding shares of the Fund. The Fund pays the fees for unaffiliated Trustees.



The following table exhibits Trustee compensation for the fiscal year ended October 31, 1997.


                                                                                                    Total Compensation
                                                                                                    From Registrant and
                              Aggregate Compensation                                                Fund Complex* Paid
                              From Registrant for      Pension or Retirement    Estimated Annual    to Trustees for the
                              the Fiscal Year Ended    Benefits Accrued as      Benefits Upon       Fiscal Year Ended
Name of Person, Position      October 31, 1997         Part of Fund Expenses    Retirement          October 31, 1997
-----------------------------------------------------------------------------------------------------------------------
John T. Cooney                     $8,154                     N/A                   N/A             $8,154 for
                                                                                                    services on 1 board
-----------------------------------------------------------------------------------------------------------------------
Frank E. Morris                    $8,154                     N/A                   N/A             8,154 for
                                                                                                    services on 1 board
-----------------------------------------------------------------------------------------------------------------------
Robert Patterson                   $8,154                     N/A                   N/A             $8,154 for
                                                                                                    services on 1 board
-----------------------------------------------------------------------------------------------------------------------
Eugene B. Peters                   $8,154                     N/A                   N/A             $8,154 for
                                                                                                    services on 1 board
-----------------------------------------------------------------------------------------------------------------------
James M. Storey, Esq.              $8,154                     N/A                   N/A             $8,154 for
                                                                                                    services on 1 board
-----------------------------------------------------------------------------------------------------------------------
William M. Doran, Esq.             $0                         N/A                   N/A             $0 for services on
                                                                                                    1 board
-----------------------------------------------------------------------------------------------------------------------
Robert A. Nesher                   $0                         N/A                   N/A             $0 for services on
                                                                                                    1 board
-----------------------------------------------------------------------------------------------------------------------

*For purposes of this table, the Fund is the only investment company in the "Fund Complex."

COMPUTATION OF TOTAL RETURN


From time to time the Fund may advertise total return of the Portfolio. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made concerning actual future returns.


The total return of the Portfolio refers to the average annual compounded rate of return to a hypothetical investment for designated time periods (including but not limited to, the period from which the Portfolio commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T)n = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value, as of the end of the designated time period, of a hypothetical $1,000 payment made at the beginning of the designated time period.


For the fiscal period from January 1, 1997 (commencement of operations) through October 31, 1997, the total return for the Institutional Shares of the Portfolio was 18.17% (cumulative) and 22.19% (annualized).


PURCHASE AND REDEMPTION OF SHARES


Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange is open for business. Currently, the Fund is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving and Christmas. Shares of the Portfolio are offered on a continuous basis.

It is currently the Fund's policy to pay all redemptions in cash. The Fund retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Portfolio in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. The Fund has obtained an exemptive order from the SEC that permits the Fund to make in-kind redemptions to those shareholders that are affiliated with the Fund solely by their ownership of a certain percentage of the Fund's investment portfolios.


A discussed in the Prospectus, the minimum investment levels may be waived for certain classes of investors, including "rabbi trusts." A rabbi trust is a grantor trust established by an employer that can be used to fund certain deferred compensation plans. The assets of such trusts are subject to the employer's creditor's in bankruptcy.

The Fund reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the portfolio's securities is not reasonably practicable, or for such other periods as the sec has by order permitted. The fund also reserves the right to suspend sales of shares of the portfolio for any period during which the new york stock exchange, the adviser, the administrator, the transfer agent and/or the custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

The securities of the Portfolio are valued by the Administrator. The Administrator will use an independent pricing service to obtain valuations of securities. The pricing service relies primarily on prices of actual market transactions as well as trade quotations. However, the service may also use a matrix system to determine valuations of certain securities, which system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Trustees.

TAXES


The following is only a summary of certain federal income tax considerations generally affecting the Portfolio and its shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.


FEDERAL INCOME TAX


The following discussion of federal income tax consequences is based on the Internal Revenue Code of 1986 (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.


The Portfolio intends to qualify as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. By following such a policy, the Portfolio expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject.


In order to qualify for treatment as a RIC under the Code, the Portfolio must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Portfolio's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, or certain other income; (ii) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or of two or more issuers which the Portfolio controls or which are engaged in the same, similar or related trades or business.


Notwithstanding the Distribution Requirement described above, which requires only that the Portfolio distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), the Portfolio will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of that year, plus certain other amounts.


Any gain or loss recognized on a sale or redemption of shares of a Portfolio by a non-exempt shareholder who is not a dealer in securities generally will be treated as a long-term capital gain or loss if the shares have been held for more than eighteen months, will be treated as a mid-term capital gain if the shares have been held for more than twelve, but not more than eighteen, months and otherwise generally will be treated as a short-term capital gain or loss. If shares of the Portfolio on which a net capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the long-term capital gain distribution.


In certain cases, the Portfolio will be required to withhold, and remit to the United States Treasury, 31% of any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, or (3) has not certified to the Portfolio that such shareholder is not subject to backup withholding.

If the Portfolio fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of the Portfolio's current and accumulated earnings and profits and such distributions will generally be eligible for the corporate dividends-received deduction.

STATE TAXES

The Portfolio is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by the Portfolio to shareholders and the ownership of shares may be subject to state and local taxes.

PORTFOLIO TRANSACTIONS

The Adviser is authorized to select brokers and dealers to effect securities transactions for the Portfolio. The Portfolio will seek to obtain the most favorable net results by taking into account various factors, including price, commission, if any, size of the transactions and difficulty of executions, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, the Portfolio will not necessarily be paying the lowest spread or commission available. The Adviser seeks to select brokers or dealers that offer the Portfolio best price and execution or other services which are of benefit to the Portfolio.

The Adviser may, consistent with the interests of the Portfolio, select brokers on the basis of the research services they provide to the Adviser. Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. If, in the judgment of the Adviser, the Portfolio or other accounts managed by the Adviser will be benefitted by supplemental research services, the Adviser is authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. The expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information, such services may not be used exclusively with respect to the Portfolio or account generating the brokerage, and there can be no guarantee that the Adviser will find all of such services of value in advising that Portfolio.

It is expected that the Portfolio may execute brokerage or other agency transactions through the Distributor, which is a registered broker-dealer, for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and rules promulgated by the SEC. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for the Portfolio on an exchange if a written contract is in effect between the Distributor and the Portfolio expressly permitting the Distributor to receive and retain such compensation. These rules further require that commissions paid to the Distributor by the Portfolio for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not

"interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.


For the fiscal year ended October 31, 1997, the following commissions were paid on brokerage transactions, pursuant to an agreement or understanding, to brokers because of research services provided by the brokers:

-----------------------------------------------------------------------
  Total Dollar Amount of                Total Dollar Amount of
  Brokerage Commissions for             Transactions Involving Directed
  Research Services                     Brokerage Commissions for
                                        Research Services
-----------------------------------------------------------------------
       $5,248                                     $2,251,332
-----------------------------------------------------------------------


For the fiscal years ended October 31, 1995, 1996 and 1997, the Portfolio paid the following brokerage commissions:


-----------------------------------------------------------------------
  Total Brokerage Commissions      Amount Paid to SEI
                                   Investments(1)
-----------------------------------------------------------------------
  1995      1996      1997         1995        1996     1997
-----------------------------------------------------------------------
     *         *    $110,005          *           *     $317
-----------------------------------------------------------------------


* An asterisk indicates that the Portfolio had not commenced operations for the period indicated.

(1) The amounts paid to SEI Investments reflect fees paid in connection with repurchase agreement transactions.


For the fiscal years indicated, the Portfolio paid the following brokerage commissions:


--------------------------------------------------------------------------------------------------
                                                          % of Total               % of Total
   Total $ Amount of          Total $ Amount of            Brokerage                Brokerage
  Brokerage Commissions       Brokerage                   Commissions              Transactions
         Paid                 Commissions Paid to         Paid to the            Effected Through
                              Affiliated Brokers       Affiliated Brokers       Affiliated Brokers
--------------------------------------------------------------------------------------------------

 1995     1996      1997      1995   1996   1997              1997                     1997
--------------------------------------------------------------------------------------------------
  *        *      $110,005     *       *     0                  0                        0
--------------------------------------------------------------------------------------------------

* An asterisk indicates that the Portfolio had not commenced operations as of the period indicated.


Because the Portfolio does not market its shares through intermediary brokers or dealers, it is the Portfolio's practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Portfolio's shares to clients, and may, when a number of brokers and dealers can provide best net results on a particular transaction, consider such recommendations by a broker or dealer in selecting among broker-dealers.



The Portfolio is required to identify any securities of its "regular brokers or dealers" (such term is defined in the 1940 Act, which the Portfolio has acquired during its most recent fiscal year. As of October 31, 1997, the Portfolio held repurchase agreements valued at $910,237 with Lehman Brothers).


DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the portfolio. Shareholders have no preemptive rights. All consideration received by the Fund for shares of any portfolio and all assets in which such consideration is invested would belong to that portfolio and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Fund is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Fund were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Fund's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Fund or the Trustees, and because the Declaration of Trust provides for indemnification out of the Fund property for any shareholder held personally liable for the obligations of the Fund.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Fund unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

5% SHAREHOLDERS


As of February 1, 1998, the following persons were the only persons who were record owners (or to the knowledge of the Fund, beneficial owners) of 5% or more of each class of the Portfolio's shares.


Shareholder                             Number of Shares                %
-----------                             ----------------                --
Dorrance H. Hamilton &                  537,796.8860                  15.47%
Barbara Cobb Tr.
U/A March 15, 1996
Dorrance H. Hamilton Trust
200 Eagle Rd. Ste 316
Wayne, PA 19087-3115

Hep & Co.                               320,683.0720                   9.23%
P.O. Box 9800
Calabasas, CA 91372-0800

First Trust Na. Tr.                     298,154.7000                   8.58%
U/A 10/1/1995
Foodbrands America Inc. Master Tr.
Att Mutual Funds #21707707
P.O. Box 64010
Saint Paul, MN 55164-0010

Bentley College                         262,429.4280                   7.55%
175 Forest St.
Waltham, MA 02154-4705

Robert Mintz &                          245,058.1090                   7.05%
Barnard Gottstein Tr. U/A 07/16/1993
Barnard Jacob Gottstein
Revocable Living Trust
550 W. 7th Ave. Ste 1540
Anchorage, AK 99501-3567

Miami University Foundation             238,714.3600                   6.87%
c/o Edward J. Demske
202 Roudebush Hall
Oxford, OH 45056

Cynvestors Limited Partnership          195,694.3620                   5.63%


2620 N. Helen St. Apt. 103
Appleton, WI 54911-2306

Trenton Fire & Police Pension Board     193,010.3580                   5.55%
2800 3rd St.
Trenton, MI 48183-2918


The Fund believes that most of the shares referred to above were held by the persons indicated in accounts for their fiduciary, agency or custodial customers.


EXPERTS

The financial statements incorporated by reference have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, in reliance upon the authority of said firm as experts in giving said reports.


FINANCIAL STATEMENTS

The financial statements for the fiscal year ended October 31, 1997, including notes thereto and the report of Arthur Andersen LLP thereon, are herein incorporated by reference in reliance upon the authority of said firm as experts in giving said report. A copy of the 1997 Annual Report to Shareholders must accompany the delivery of this Statement of Additional Information.

APPENDIX

DESCRIPTION OF CORPORATE BOND RATINGS

The following descriptions of corporate bond ratings have been published by Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. ("Moody's"), respectively.

Debt rated AAA has the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Debt rated AA also qualities as high-quality debt. Capacity to pay principal and interest is very strong, and differs from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Debt rated BB, B, CCC, CC and C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

The rating CI is reserved for income bonds on which no interest is being paid.

Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

The following descriptions of commercial paper ratings have been published by S&P and Moody's, respectively.


A-1 - This is S&P's highest category and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

PRIME-1 - Issues rated Prime-1 (or supporting institutions) by Moody's have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     -    Leading market positions in well-established industries.
     -    High rates of return on funds employed.

     - Conservative capitalization structure with moderate reliance on debt and ample asset protection.
     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
     - Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 - Issuers rated Prime-2 (or supporting institutions) by Moody's have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.